                                                          File Numbers 333-96383
                                                                       811-4585

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment Number

                       Post-Effective Amendment Number 23               X

                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment Number 114
                                              -----

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
             (formerly The Minnesota Mutual Life Insurance Company)
                               (Name of Depositor)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)
                            Gary R. Christensen, Esq.
              Senior Vice President, General Counsel and Secretary

                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box):

        immediately upon filing pursuant to paragraph (b) of Rule 485
    ---

        on (date) pursuant to paragraph (b) of Rule 485
    ---

        60 days after filing pursuant to paragraph (a)(1) of Rule 485
    ---

     X  on April 29, 2016 pursuant to paragraph (a)(1) of Rule 485
    ---


If appropriate, check the following:

        this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

Title of Securities Being Registered: Variable Adjustable Life Insurance
Policies.

PART A:  INFORMATION REQUIRED IN A PROSPECTUS

Item Number     Caption in Prospectus

     1.         Front and Back Cover Pages

     2.         Benefit Summary: Benefits and Risks

     3.         Risk/Benefit Summary: Fee Table

     4. General Description of Minnesota Life Variable Life Account, Minnesota Life Insurance Company and Portfolio Companies

     5.         Charges

     6.         General Description of Contracts

     7.         Premiums

     8.         Death Benefits and Contract Values

     9.         Surrenders, Partial Surrenders, and Partial Withdrawals

     10.        Loans

     11.        Lapse and Reinstatement

     12.        Taxes

     13.        Legal Proceedings

     14.        Financial Statements

PROSPECTUS

MINNESOTA LIFE INSURANCE COMPANY
MINNESOTA LIFE VARIABLE LIFE ACCOUNT

VARIABLE ADJUSTABLE LIFE INSURANCE POLICY

     This prospectus describes a Variable Adjustable Life Insurance Policy issued by Minnesota Life Insurance Company ("Minnesota Life"). The Policy may be adjusted, within described limits, as to face amount, premium amount and the plan of insurance.


     Variable Adjustable Life policy values may be invested in our separate account called the Minnesota Life Variable Life Account ("Variable Life Account"). Policy values may also be invested in a general account option. The actual cash value of each Policy will vary with the investment experience of these options.


     You should consider the Policy in conjunction with other insurance you own. REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR MAINTENANCE OF THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY. PLEASE CONSULT YOUR REGISTERED REPRESENTATIVE OR FINANCIAL ADVISER.


THE VARIABLE LIFE ACCOUNT INVESTS IN THE FOLLOWING FUND PORTFOLIOS:



[ADV_CAP_MAN_STACKED_LOGO]

SECURIAN FUNDS TRUST
-  SFT ADVANTUS BOND FUND -- CLASS 2 SHARES

-  SFT ADVANTUS GOVERNMENT MONEY MARKET FUND

-  SFT ADVANTUS INDEX 400 MID-CAP FUND -- CLASS 2 SHARES
-  SFT ADVANTUS INDEX 500 FUND -- CLASS 2 SHARES
-  SFT ADVANTUS INTERNATIONAL BOND FUND -- CLASS 2 SHARES

-  SFT ADVANTUS MORTGAGE SECURITIES FUND -- CLASS 2 SHARES

-  SFT ADVANTUS REAL ESTATE SECURITIES FUND -- CLASS 2 SHARES
-  SFT IVY(SM) GROWTH FUND*
-  SFT IVY(SM) SMALL CAP GROWTH FUND*
-  SFT PYRAMIS(R) CORE EQUITY FUND -- CLASS 2 SHARES
-  SFT T. ROWE PRICE VALUE FUND
* 'IVY' IS THE SERVICE MARK OF IVY FUNDS DISTRIBUTOR, INC., AN AFFILIATE OF THE WADDELL & REED INVESTMENT MANAGEMENT COMPANY, THE FUND'S SUBADVISOR.

[AB_K_LOGO]
AB VARIABLE PRODUCTS SERIES FUND, INC.
-  INTERNATIONAL VALUE PORTFOLIO -- CLASS B SHARES



[AM_CENTURY_K_LOGO]

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
-  VP INCOME & GROWTH FUND -- CLASS II SHARES

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
-  VP INFLATION PROTECTION FUND -- CLASS II SHARES

[AMERICAN FUNDS LOGO_K_V2]
AMERICAN FUNDS INSURANCE SERIES(R)
-  GLOBAL BOND FUND(SM) -- CLASS 2 SHARES
-  GLOBAL GROWTH FUND(SM) -- CLASS 2 SHARES
-  GLOBAL SMALL CAPITALIZATION FUND(SM) -- CLASS 2 SHARES
-  GROWTH FUND(SM) -- CLASS 2 SHARES
-  GROWTH-INCOME FUND(SM) -- CLASS 2 SHARES
-  INTERNATIONAL FUND(SM) -- CLASS 2 SHARES
-   NEW WORLD FUND(R) -- CLASS 2 SHARES
-  U.S. GOVERNMENT/AAA-RATED SECURITIES FUND(SM) -- CLASS 2 SHARES

[FIDELITY_INVST_K_LOGO]

FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS
-  EQUITY-INCOME PORTFOLIO -- SERVICE CLASS 2 SHARES
-  MID CAP PORTFOLIO -- SERVICE CLASS 2 SHARES

[FRANKLIN_TEMPLE_INVST_LOGO]

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
-  FRANKLIN MUTUAL SHARES VIP FUND -- CLASS 2 SHARES
-  FRANKLIN SMALL CAP VALUE VIP FUND -- CLASS 2 SHARES
-  FRANKLIN SMALL-MID CAP GROWTH VIP FUND -- CLASS 2 SHARES
-  TEMPLETON DEVELOPING MARKETS VIP FUND -- CLASS 2 SHARES

[GOLD_SACHS_LOGO_K]

GOLDMAN SACHS VARIABLE INSURANCE TRUST

-  GOLDMAN SACHS VIT HIGH QUALITY FLOATING RATE FUND -- SERVICE SHARES


[IBBOTSON_ALLO_K_LOGO]

ALPS VARIABLE INVESTMENT TRUST

-  MORNINGSTAR AGGRESSIVE GROWTH ETF ASSET ALLOCATION PORTFOLIO --
   CLASS II SHARES*


-  MORNINGSTAR BALANCED ETF ASSET ALLOCATION PORTFOLIO -- CLASS II SHARES*


-  MORNINGSTAR CONSERVATIVE ETF ASSET ALLOCATION PORTFOLIO -- CLASS II
SHARES*


-  MORNINGSTAR GROWTH ETF ASSET ALLOCATION PORTFOLIO -- CLASS II SHARES*


-  MORNINGSTAR INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO --
   CLASS II SHARES*


* THESE PORTFOLIOS ARE STRUCTURED AS FUND OF FUNDS THAT INVEST DIRECTLY IN SHARES OF UNDERLYING FUNDS.

[INVESCO_K_2015]

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
-  INVESCO V.I. AMERICAN VALUE FUND -- SERIES II SHARES
-  INVESCO V.I. COMSTOCK FUND -- SERIES II SHARES
-  INVESCO V.I. EQUITY AND INCOME FUND -- SERIES II SHARES
-  INVESCO V.I. GROWTH AND INCOME FUND -- SERIES II SHARES
-  INVESCO V.I. SMALL CAP EQUITY FUND -- SERIES II SHARES



[IVY_FUNDS_VIP_K]

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
-  IVY FUNDS VIP ASSET STRATEGY
-  IVY FUNDS VIP BALANCED
-  IVY FUNDS VIP CORE EQUITY
-  IVY FUNDS VIP GLOBAL GROWTH
-  IVY FUNDS VIP GLOBAL NATURAL RESOURCES
-  IVY FUNDS VIP HIGH INCOME
-  IVY FUNDS VIP INTERNATIONAL CORE EQUITY
-  IVY FUNDS VIP MICRO CAP GROWTH
-  IVY FUNDS VIP MID CAP GROWTH
-  IVY FUNDS VIP SCIENCE AND TECHNOLOGY
-  IVY FUNDS VIP SMALL CAP VALUE
-  IVY FUNDS VIP VALUE

[JANUS_K_LOGO]

JANUS ASPEN SERIES
-  BALANCED PORTFOLIO -- SERVICE SHARES
-  FORTY PORTFOLIO -- SERVICE SHARES
-  OVERSEAS PORTFOLIO -- SERVICE SHARES
-  PERKINS MID CAP VALUE PORTFOLIO -- SERVICE SHARES

[MFS_LOGO_2013_K]

MFS(R) VARIABLE INSURANCE TRUST
-  MID CAP GROWTH SERIES -- SERVICE CLASS


MFS(R) VARIABLE INSURANCE TRUST II
-  INTERNATIONAL VALUE PORTFOLIO -- SERVICE CLASS

[MSIM_LOGO]

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
-  MORGAN STANLEY UIF EMERGING MARKETS EQUITY PORTFOLIO -- CLASS II SHARES

[NB_BLK_LOGO]

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
-  NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO --
   S CLASS SHARES

[OFI_LOGO_SMALL_BLACK]

OPPENHEIMER VARIABLE ACCOUNT FUNDS
-  MAIN STREET SMALL CAP FUND(R)/VA -- SERVICE SHARES

-  OPPENHEIMER INTERNATIONAL GROWTH FUND/VA -- SERVICE SHARES


[PIMCO_2014_43K]

PIMCO VARIABLE INSURANCE TRUST
-  PIMCO VIT LOW DURATION PORTFOLIO -- ADVISOR CLASS SHARES
-  PIMCO VIT TOTAL RETURN PORTFOLIO -- ADVISOR CLASS SHARES

[PUTNAM_INVEST_K_2010_LOGO]

PUTNAM VARIABLE TRUST
-  PUTNAM VT EQUITY INCOME FUND -- CLASS IB SHARES
-  PUTNAM VT GROWTH AND INCOME FUND -- CLASS IB SHARES
-  PUTNAM VT INTERNATIONAL EQUITY FUND -- CLASS IB SHARES
-  PUTNAM VT MULTI-CAP GROWTH FUND -- CLASS IB SHARES
-  PUTNAM VT VOYAGER FUND -- CLASS IB SHARES


      PLEASE NOTE THAT THE POLICY AND THE FUND PORTFOLIOS:

             -  are not guaranteed to achieve their goals;
             -  are not federally insured;
             -  are not endorsed by any bank or government agency; and
             -  are subject to risks, including loss of the amount invested.

      THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS. YOU SHOULD READ THE PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

      THE POLICY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      [MINNESOTALIFE LOGO]

      400 ROBERT STREET NORTH - ST. PAUL, MINNESOTA 55101-2098
      PH 651/665-3500 - HTTP:/WWW.MINNESOTALIFE.COM



      DATED: APRIL 29, 2016

               (This page has been left blank intentionally.)

TABLE OF CONTENTS


       SUMMARY OF BENEFITS AND RISKS                                                                      1

       GENERAL DESCRIPTIONS                                                                               8
             Minnesota Life Insurance Company                                                             8
             Variable Life Account                                                                        8
             The Funds                                                                                    8
             Additions, Deletions or Substitutions                                                       14
             The Guaranteed Principal Account                                                            15
             Payments Made by Underlying Mutual Funds                                                    16

       DETAILED INFORMATION ABOUT THE VARIABLE ADJUSTABLE LIFE INSURANCE POLICY                          17
             Adjustable Life Insurance                                                                   17
             Policy Adjustments                                                                          18
             Applications and Policy Issue                                                               21
             Policy Premiums                                                                             22
             Actual Cash Value                                                                           26
             Death Benefit Options                                                                       30
             Policy Loans                                                                                32
             Surrender                                                                                   34
             Free Look                                                                                   35
             Exchange Offer                                                                              35
             Policy Charges                                                                              35
             Other Policy Provisions                                                                     38
             Additional Benefits                                                                         41

       OTHER MATTERS                                                                                     42
             Federal Tax Status                                                                          42
             Voting Rights                                                                               48
             Compensation Paid for the Sale Of Policies                                                  49
             Cybersecurity                                                                               50
             Legal Proceedings                                                                           51
             Registration Statement                                                                      51

       SPECIAL TERMS                                                                                     52

       APPENDIX A -- EXAMPLE OF SALES CHARGE AND ADDITIONAL FACE AMOUNT CHARGE
          COMPUTATION                                                                                    53

       STATEMENT OF ADDITIONAL INFORMATION                                                               54


               (This page has been left blank intentionally.)

SUMMARY OF BENEFITS AND RISKS

      The following summary is designed to answer certain general questions concerning the Policy and to give you a brief overview of the more significant features. The summary is not comprehensive and you should review the information contained elsewhere in this prospectus. This prospectus describes a variable adjustable life insurance policy called VAL Horizon. The Policy combines both life insurance protection and the potential for accumulation of cash values; however, it may be unsuitable as a short-term investment due to the costs of insurance and the expenses charged. This Policy is no longer issued after December 31, 2013.


      WHAT ARE SOME OF THE BENEFITS OF THE POLICY?

      The Policy described in this prospectus combines a guaranteed plan of insurance, flexible administrative procedures, and significant and useful market sensitive investment features. If you are not satisfied with the Policy, you also have the right to return it to us or your agent within ten days after you receive it.


      WHAT IS THE GUARANTEED PLAN OF INSURANCE?

      For any given level of premium, face amount and death benefit option, we guarantee a specific plan of insurance. The plan of insurance is the period during which insurance coverage is guaranteed and the period during which you must pay premiums to maintain that guarantee. These two periods are not always the same. For example, the Policy could have guaranteed insurance coverage for 40 years, with premiums payable for seven years; or insurance coverage for life, with premiums payable for 30 years. See "Adjustable Life Insurance."


      WHAT MAKES THE POLICY "ADJUSTABLE"?

      The Policy is called "Adjustable" because it allows you the flexibility to tailor your Policy to your needs at issue and thereafter to change or adjust your Policy as your insurance needs change. Within very broad limits, including those designed to assure that the Policy qualifies as life insurance for tax purposes, you may choose the level of premium you wish to pay, the face amount and death benefit option that you need. Based on these three factors, we will calculate the guaranteed plan of insurance. Some limitations do apply to policy adjustments. See "Policy Adjustments."

      The maximum plan of insurance available is one where the Policy becomes paid up after the payment of five annual premiums. The minimum plan of insurance that we offer at original issue is a plan that provides guaranteed insurance coverage for ten years (if the insured's age at issue is 45 or less) with premiums payable for ten years. A protection plan of insurance guarantees insurance coverage and a scheduled premium level, for a specified number of years, always less than for whole life. A protection plan requires the lowest initial level of premiums and offers the most insurance protection with the lowest investment element.

      At high premium levels, the period of premium payments may be limited to satisfy the requirements of the Internal Revenue Code to qualify as life insurance. The result will be a protection plan that guarantees coverage beyond the premium paying period.

      For any given face amount and death benefit option, you may select a premium that results in a plan that falls anywhere between the minimum protection plan and the maximum whole life plan. In general, the higher the premium you pay, the greater will be your cash value accumulation at any given time and therefore, for whole life plans, the shorter the period during which you need to pay premiums before your Policy becomes paid up. In addition to scheduled premiums, the Policy affords you the flexibility to pay unscheduled or "non-repeating premiums."


      WHAT MAKES THE POLICY "VARIABLE"?

      The Policy is called "Variable" because unlike traditional whole life and universal life contracts which provide for accumulations of contract values at fixed rates determined by the insurance company, the value in the Policy may be invested in a separate account of ours called the Minnesota Life Variable Life Account. The sub-accounts of the separate account are invested in corresponding Portfolios of the Funds. Your policy values invested in these sub-accounts will fluctuate with the performance of the sub-accounts and will reflect market rates of return. See "Variable Life Account" and "The Funds."

      Those seeking the traditional insurance protections of a guaranteed cash value may allocate premiums to the guaranteed principal account, which is a general account option with a guaranteed accumulation at a fixed rate of interest. With the guaranteed principal account, you do not bear the risk that adverse investment performance will depreciate the account value. See "The Guaranteed Principal Account."


      WHAT DEATH BENEFIT OPTIONS ARE OFFERED UNDER THE POLICY?

      The Policy provides two death benefit options: the Cash Option and the Protection Option. Your choice will depend on which option best fits your need.

      The Cash Option provides a fixed death benefit equal to the guaranteed face amount. Favorable nonguaranteed elements, including investment returns, will be reflected in increased actual cash values. The death benefit will vary only if necessary to satisfy the definition of life insurance. The Protection Option provides a variable death benefit equal to the guaranteed death benefit plus the policy value. Favorable nonguaranteed elements, including investment returns, will be reflected both in increased life insurance coverage and increased actual cash values. See "Death Benefit Options."


      DO YOU HAVE ACCESS TO YOUR POLICY VALUES?

      Yes. You may transfer policy values among the available investment options, make a partial surrender of the actual cash values, or surrender the Policy. See "Transfers" and "Surrender." You may also borrow up to 100 percent of your policy value as a policy loan. See "Policy Loans." Some of these transactions may have significant tax consequences. See "Federal Tax Status."


      WHAT ARE SOME OF THE RISKS OF THE POLICY?

      There is an investment risk. A variable adjustable life insurance policy is intended for those who wish to combine both life insurance and the accumulation of cash values; it is not suitable as a short-term investment vehicle. The values in the sub-accounts have no guaranteed minimum account value. The claims-paying ability of Minnesota Life as measured by independent rating agencies does not provide any guarantees of the investment performance of the Variable Life Account. Therefore, you bear the risk that adverse investment performance may depreciate your investment in the Policy. Additional information concerning investment objectives and policies of the Portfolios (including a comprehensive discussion of the risks of each Portfolio) may be found in the current prospectuses for each Fund which accompany this prospectus. There is no assurance that any Portfolio will achieve its stated investment objective. You should carefully review each Fund prospectus before purchasing the policy. See "Actual Cash Value."

      If you allocate net premiums or policy value to the guaranteed principal account, we will credit those net premiums or policy value with a rate of interest we declare, but you assume the risk that the rate of interest may decrease, although it will never be lower than an annual rate of 4 percent.

      There is a risk that a Policy will lapse. Lapse will occur if a scheduled premium is not paid, or if there is no actual cash value when there is a policy loan. Policy loans may increase the risk that the Policy will lapse. If a Policy with a substantial loan lapses, there may be significant negative tax consequences. Policy loans may also have a negative impact on the cash value, and may reduce the death benefit. See "Policy Premiums."

      You may make a partial surrender of the actual cash values. A partial surrender may be subject to a transaction charge equal to the lesser of $25 or 2 percent of the amount of the partial surrender. A partial surrender will reduce the actual cash value and the death benefit and will increase the risk of lapse or termination. In addition, a partial surrender may have significant tax consequences. See "Federal Tax Status."

      There is risk that the Policy may not qualify as life insurance for federal tax purposes. We believe that a Policy issued on the basis of a standard premium class should so qualify. However, it is not clear whether a Policy issued on a sub-standard basis would qualify. Failure to qualify would mean that the death proceeds would be included in the beneficiary's gross income for federal income tax purposes, and that cash values are constructively received prior to when they are actually received.

      There is also a risk that a Policy qualifying as life insurance will be treated as a modified endowment contract ("MEC"). A MEC is treated as life insurance with respect to the tax treatment of death proceeds and the tax-free inside build-up of yearly cash value increases. However, any amounts you receive, such as dividends, cash withdrawals, loans or amounts received from partial or total surrender of the Policy are includable in gross income on an income-first basis. With certain exceptions, the tax treatment includes a ten percent additional income tax imposed on the portion of any distribution that is included in income. See "Federal Tax Status."

      Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

      The guaranteed principal account is part of our general account, which consists of all assets owned by us other than those in the variable life account and any other separate accounts which we may establish. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.

      The Policy may also be unsuitable as a short-term savings vehicle due to the costs of insurance and expenses charged. Furthermore, Portfolio values could decline depending upon changes in the underlying funds. Depending upon the timing of withdrawals, owners could lose all or part of their premium payments.

      SUMMARY FEE TABLES

      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The charges may not be representative of the charges you will pay. Your Policy's schedule pages indicate the charges applicable to your Policy. More information about your charges is available upon request by contacting us at the telephone number or address listed on the cover page of this prospectus.


      TRANSACTION FEES

      This table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, adjust the Policy or make transfers between the investment options.

                  CHARGE                         WHEN CHARGE IS DEDUCTED               AMOUNT DEDUCTED
          Sales Charge                       Upon first year premium            Maximum of 44 percent of first
                                             payment and for the first year     year premium(2)
                                             after a premium increase(1)

          Premium Charge                     Upon premium payment               Maximum of 6 percent of
                                                                                premium in all years(3)

          Additional Face Amount             Upon first year premium            Maximum of $5 per $1,000 of
          Charge                             payment and for the first year     face amount(2)
                                             after a face amount increase(1)

          Policy Adjustment Transaction      At policy adjustment for           $25
          Charge(4)                          changes in premium, face
                                             amount, plan of insurance, and
                                             death benefit option

          Partial Surrender Transaction      At partial surrender               Lesser of $25 or 2 percent of
          Charge                                                                partial surrender amount

          Transfer Transaction Charge        At transfer of cash values         Maximum of $25, currently
                                                                                $10(5)

          Returned Check Transaction         When a check is returned           $25
          Charge

          Sub-standard Risk Charge           Upon premium payment               Maximum of $381.80 and
                                                                                minimum of $0.14 per $1,000
                                                                                of face amount annually.

                                                                                The charge for a representative
                                                                                male nonsmoker age 30 would
                                                                                be $1.67 per $1,000 of face
                                                                                amount annually(6)

          Exchange Administrative            At issue of an internal            $200
          Charge                             exchange


      (1) First Year Premium is base premium payable in the first 12 months of the contract, or the increase in base premium paid in the 12 months following a premium increase.

      (2) The charge only applies to base premium up to that which provides level premium and face amount for life.

      (3) Applies to base premiums. This charge does not apply to premiums for additional agreements. This charge is currently 3 percent on non-repeating premiums. See "Special Terms."

      (4)  See "Policy Adjustments."

      (5)  Currently, no transfer transaction charge is assessed.

      (6) The charge varies by the age and underwriting class of the insured as well as the face amount and premium level of the policy.

            PERIODIC CHARGES OTHER THAN INVESTMENT OPTION OPERATING EXPENSES

      The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including fees and expenses of the variable investment options.

                  CHARGE                         WHEN CHARGE IS DEDUCTED               AMOUNT DEDUCTED
          Cost of Insurance Charge(1)        Monthly                            Maximum of $83.33 and
          (1980 CSO)                                                            minimum of $0.01 per $1,000
                                                                                of net amount at risk(2)

                                                                                The charge for a representative
                                                                                male nonsmoker preferred risk
                                                                                age 30 would be $0.04 per
                                                                                $1,000 of net amount at risk(2)

          Cost of Insurance Charge(1)        Monthly                            Maximum of $83.33 and
          (2001 CSO)                                                            minimum of $0.01 per $1,000
                                                                                of net amount at risk(2)

                                                                                The charge for a representative
                                                                                male nonsmoker preferred risk
                                                                                age 30 would be $0.04 per
                                                                                $1,000 of net amount at risk(2)

          Monthly Policy Charge              Monthly                            Maximum of $10 plus $0.03
                                                                                per $1,000 of face amount;
                                                                                currently $8 plus $0.02 per
                                                                                $1,000 of face amount for the
                                                                                1980 CSO policy, and $10 plus
                                                                                $0.02 per $1,000 of face amount
                                                                                for the 2001 CSO policy.

          Mortality and Expense Risk         Daily                              An annual rate of 0.50 percent
          Charge                                                                of average daily net assets of
                                                                                Variable Life Account

          Net Policy Loan Interest Charge    Annually and upon policy           The net loan interest we charge
                                             adjustment                         depends upon how long the
                                                                                policy has been in force. For
                                                                                policies in force less than ten
                                                                                years, we charge an annual net
                                                                                loan interest amount of 1.0
                                                                                percent. For policies in force
                                                                                more than ten years, we charge
                                                                                an annual net loan interest
                                                                                amount of 0.25 percent.(3)


                   CHARGE                            WHEN CHARGE IS DEDUCTED                  AMOUNT DEDUCTED
           Additional Agreements:
             a)  Waiver of Premium              Upon premium payment                   a)  Maximum of $11.24 and
                 Agreement                                                                 minimum of $0.12 per
                                                                                           $1,000 of face amount
                                                                                           annually

                                                                                           The charge for a
                                                                                           representative male
                                                                                           nonsmoker age 30 would
                                                                                           be $0.30 per $1,000 of
                                                                                           face amount annually(4)

             b)  Inflation Agreement            Annually                               b)  $8 annually

             c)  Face Amount Increase           Upon premium payment                   c)  Maximum of $2.29 and
                  Agreement                                                                Agreement minimum of
                                                                                           $0.65 per $1,000 of
                                                                                           agreement coverage
                                                                                           annually

                                                                                           The charge for a
                                                                                           representative male age 7
                                                                                           would be $0.87 per
                                                                                           $1,000 of agreement
                                                                                           coverage annually(5)

             d)   Business Continuation         Upon premium payment                   d)  Maximum of $35.04 and
                  Agreement                                                                minimum of $0.10 per
                                                                                           $1,000 of agreement
                                                                                           coverage annually

                                                                                           The charge for a
                                                                                           representative male and
                                                                                           female both nonsmokers
                                                                                           age 40 would be $0.10 per
                                                                                           $1,000 of agreement
                                                                                           coverage annually(6)

             e)   Family Term Agreement         Upon premium payment                   e)  $5 per $1,000 of
                                                                                           agreement coverage
                                                                                           annually

             f)   Early Values Agreement        Upon premium payment                   f)  11.11 percent of base
                                                                                           policy premium


      (1) The minimum and maximum cost of insurance charge will remain the same for Policies issued prior to October 31, 2008 using the 1980 Commissioners Standard Ordinary Mortality (1980 CSO) Tables and those issued after October 31, 2008 using the 2001 Commissioners Standard Ordinary Mortality (2001 CSO) Tables. The maximum cost of insurance charges will occur at later ages for Policies issued after October 31, 2008 due to the longer life expectancies built into the 2001 CSO Tables. Increases in face amount for Policies issued prior to October 31, 2008 will use the 1980 CSO Tables for purposes of applying the minimum and maximum cost of insurance charges.

      (2)  Net amount at risk is defined as death benefit minus policy value.
           (i) This charge varies by the age and underwriting class of the insured as well as the duration, face amount and premium level of the policy. (ii) The cost of insurance charges shown in the table may not be representative of the charges for a particular insured.
           (iii) More information regarding these charges for a specific insured are available upon request to us.

      (3) We charge interest on policy loans, but we also credit interest on the loan account value we hold as collateral on policy loans. The Net Policy Loan Interest Charge represents the difference (cost) between the gross annual loan interest rate charged of 4.0 percent and the interest credited on loan account values which is an annual rate of 3.0 percent for policies held less than ten years and an annual rate of 3.75 percent for policies held for more than ten years. See "Policy Loan Interest."

      (4) The charge varies by the age and underwriting class of the insured.

      (5)  Varies by the age of the insured.

      (6)  Varies by the ages and underwriting classes of the applicants.

                      TOTAL ANNUAL OPERATING EXPENSES OF THE FUNDS


      This table describes the total annual operating expenses associated with the Funds that you will pay while you own the Policy. The table shows the minimum and maximum expenses (as a percentage of Fund assets) charged by any of the Funds for the fiscal year ended December 31, 2015. More detail concerning a particular Fund and its portfolios' fees and expenses is contained in the prospectus for that Fund.



                                   CHARGE                                                          MINIMUM      MAXIMUM
         Total Annual Portfolio Operating Expenses(1)(2)(3) To be filed by subsequent amendment


      (1) The total annual portfolio operating expenses include the investment management fee, distribution (12b-1) fee and other expenses for the Funds.


      (2) The table showing the range of expenses for the Portfolios takes into account the expenses of the Morningstar ETF Asset Allocation Portfolios, each of which is a "fund of funds". "Fund of funds" portfolios purchase shares of other funds, in this case exchange traded funds of ETF's (each an "Acquired Fund"). Each "fund of funds" has its own set of operating expenses, as does each of the Acquired Funds in which it invests. In determining the range of the Portfolio expenses, we have taken into account the information received from Morningstar on the combined actual expenses for each such "fund of funds," which include the pro rata portion of the fees and expenses incurred indirectly by a Morningstar ETF Asset Allocation Portfolio as a result of its investment in shares of one or more Acquired Funds. See the prospectus for the Morningstar ETF Asset Allocation Portfolios for a presentation of the applicable Acquired Fund fees and expenses.


      (3) The maximum Total Annual Portfolio Company Operating Expense shown above is before any fee waivers or expense reimbursements. The fee waiver and expense reimbursement through December 31, 2014 was 0.48 percent, resulting in a net annual portfolio company operating expense of 1.47 percent for Morgan Stanley UIF Emerging Markets Equity Portfolio. Please see The Universal Institutional Funds, Inc. (Morgan Stanley) prospectus for additional information.

GENERAL DESCRIPTIONS

      MINNESOTA LIFE INSURANCE COMPANY

      We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company" ("Minnesota Life"). All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.," which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company," which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

      Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia, Puerto Rico and Guam.


      VARIABLE LIFE ACCOUNT

      On October 21, 1985, our Board of Trustees established a separate account, called the Minnesota Life Variable Life Account, in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a "separate account" under the federal securities laws.

      We are the legal owner of the assets in the Variable Life Account. The obligations to policy owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.

      The Variable Life Account currently has 68 sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.


      THE FUNDS

      Below is a list of the Portfolios and their investment adviser and/or sub-adviser, and investment objective. Prospectuses for the Portfolios accompany this Prospectus. Prospectuses for the Portfolios contain more detailed information about each Portfolio, including discussion of the Portfolio's investment techniques and risks associated with its investments. No assurance can be given that a

      Portfolio will achieve its investment objective. You should carefully read the prospectuses for the Portfolios before investing in the Policy.

      NOTE: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.



             FUND NAME                                                         INVESTMENT ADVISER
      ----------------------------------------------------------------  ---------------------------------

      AB VARIABLE PRODUCTS SERIES FUND, INC.:

      International Value                                               AllianceBernstein L.P.
      Portfolio - Class B
      Shares

      AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS):

      Invesco V.I. American                                             Invesco Advisers, Inc.
      Value Fund - Series II
      Shares

      Invesco V.I. Comstock                                             Invesco Advisers, Inc.
      Fund - Series II Shares



      Invesco V.I. Equity and                                           Invesco Advisers, Inc.
      Income Fund - Series II
      Shares

      Invesco V.I. Growth and                                           Invesco Advisers, Inc.
      Income Fund - Series II
      Shares

      Invesco V.I. Small Cap                                            Invesco Advisers, Inc.
      Equity Fund - Series II
      Shares

      ALPS VARIABLE INVESTMENT TRUST (MORNINGSTAR):

      Morningstar Aggressive                                            ALPS Advisors, Inc., SUB-ADVISER:
      Growth ETF Asset                                                  Morningstar Investment
      Allocation Portfolio -                                            Management LLC
      Class II Shares

      Morningstar Balanced                                              ALPS Advisors, Inc., SUB-ADVISER:
      ETF Asset Allocation                                              Morningstar Investment
      Portfolio - Class II                                              Management LLC
      Shares

      Morningstar                                                       ALPS Advisors, Inc., SUB-ADVISER:
      Conservative ETF Asset                                            Morningstar Investment
      Allocation Portfolio -                                            Management LLC
      Class II Shares

      Morningstar Growth                                                ALPS Advisors, Inc., SUB-ADVISER:
      ETF Asset Allocation                                              Morningstar Investment
      Portfolio - Class II                                              Management LLC
      Shares

      Morningstar Income                                                ALPS Advisors, Inc., SUB-ADVISER:
      and Growth ETF Asset                                              Morningstar Investment
      Allocation Portfolio -                                            Management LLC
      Class II Shares


                                                                                             INVESTMENT
             FUND NAME                                                                        OBJECTIVE
      ----------------------------------------------------------------  ---------------------------------------------------------

      AB VARIABLE PRODUCTS SERIES FUND, INC.:

      International Value                                               The Portfolio's investment objective is long-term growth
      Portfolio - Class B                                               of capital.
      Shares

      AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS):

      Invesco V.I. American                                             To provide above-average total return over a market cycle
      Value Fund - Series II                                            of three to five years by investing in common stocks and
      Shares                                                            other equity securities.

      Invesco V.I. Comstock                                             Seeks capital growth and income through investments in
      Fund - Series II Shares                                           equity securities, including common stocks, preferred
                                                                        stocks and securities convertible into common and
                                                                        preferred stocks.

      Invesco V.I. Equity and                                           The funds investment objectives are both capital
      Income Fund - Series II                                           appreciation and current income.
      Shares

      Invesco V.I. Growth and                                           Seeks long-term growth of capital and income.
      Income Fund - Series II
      Shares

      Invesco V.I. Small Cap                                            The fund's investment objective is long-term growth of
      Equity Fund - Series II                                           capital.
      Shares

      ALPS VARIABLE INVESTMENT TRUST (MORNINGSTAR):

      Morningstar Aggressive                                            Seeks to provide investors with capital appreciation.
      Growth ETF Asset
      Allocation Portfolio -
      Class II Shares

      Morningstar Balanced                                              Seeks to provide investors with capital appreciation and
      ETF Asset Allocation                                              some current income.
      Portfolio - Class II
      Shares

      Morningstar                                                       Seeks to provide investors with current income and
      Conservative ETF Asset                                            preservation of capital.
      Allocation Portfolio -
      Class II Shares

      Morningstar Growth                                                Seeks to provide investors with capital appreciation.
      ETF Asset Allocation
      Portfolio - Class II
      Shares

      Morningstar Income                                                Seeks to provide investors with current income and
      and Growth ETF Asset                                              capital appreciation.
      Allocation Portfolio -
      Class II Shares



             FUND NAME                                              INVESTMENT ADVISER
      -----------------------------------------------------  --------------------------------

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:

      VP Income & Growth                                     American Century Investment
      Fund - Class II Shares                                 Management, Inc.

      AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.:

      VP Inflation Protection                                American Century Investment
      Fund - Class II Shares                                 Management, Inc.

      AMERICAN FUNDS INSURANCE SERIES(R)

      Global Bond Fund(SM) -                                 Capital Research and Management
      Class 2 Shares                                         Company


      Global Growth Fund(SM) -                               Capital Research and Management
      Class 2 Shares                                         Company

      Global Small                                           Capital Research and Management
      Capitalization Fund(SM) -                              Company
      Class 2 Shares

      Growth Fund(SM) -                                      Capital Research and Management
      Class 2 Shares                                         Company

      Growth-Income                                          Capital Research and Management
      Fund(SM) - Class 2 Shares                              Company

      International Fund(SM) -                               Capital Research and Management
      Class 2 Shares                                         Company

      New World Fund(R) -                                    Capital Research and Management
      Class 2 Shares                                         Company

      U.S. Government/AAA-                                   Capital Research and Management
      Rated Securities                                       Company
      Fund(SM) - Class 2 Shares

      FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS:

      Equity-Income                                          Fidelity Management & Research
      Portfolio - Service                                    Company (FMR) is the fund's
      Class 2 Shares                                         manager. FMR Co., Inc. and other
                                                             affiliates of FMR serve as sub-
                                                             advisers for the fund.

      Mid Cap Portfolio -                                    Fidelity Management & Research
      Service Class 2 Shares                                 Company (FMR) is the fund's
                                                             manager. FMR Co., Inc. and other
                                                             affiliates of FMR serve as sub-
                                                             advisers for the fund.

      FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:

      Franklin Mutual Shares                                 Franklin Mutual Advisers, LLC
      VIP Fund - Class 2
      Shares


      Franklin Small Cap                                     Franklin Advisory Services, LLC
      Value VIP Fund -
      Class 2 Shares


                                                                                  INVESTMENT
             FUND NAME                                                             OBJECTIVE
      -----------------------------------------------------  -----------------------------------------------------------

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:

      VP Income & Growth                                     The fund seeks capital growth by investing in common
      Fund - Class II Shares                                 stocks. Income is a secondary objective.

      AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.:

      VP Inflation Protection                                The fund pursues long-term total return using a strategy
      Fund - Class II Shares                                 that seeks to protect against U.S. inflation.

      AMERICAN FUNDS INSURANCE SERIES(R)

      Global Bond Fund(SM) -                                 The fund's investment objective is to provide you, over
      Class 2 Shares                                         the long term, with a high level of total return consistent with prudent investment management.

      Global Growth Fund(SM) -                               The fund's investment objective is to provide you with
      Class 2 Shares                                         long-term growth of capital.

      Global Small                                           The fund's investment objective is to provide you with
      Capitalization Fund(SM) -                              long-term growth of capital.
      Class 2 Shares

      Growth Fund(SM) -                                      The fund's investment objective is to provide you with
      Class 2 Shares                                         growth of capital.

      Growth-Income                                          The fund's investment objectives are to achieve long-term
      Fund(SM) - Class 2 Shares                              growth of capital and income.

      International Fund(SM) -                               The fund's investment objective is to provide you with
      Class 2 Shares                                         long-term growth of capital.

      New World Fund(R) -                                    The fund's investment objective is long-term capital
      Class 2 Shares                                         appreciation.

      U.S. Government/AAA-                                   The fund's investment objective is to provide a high level
      Rated Securities                                       of current income consistent with preservation of capital.
      Fund(SM) - Class 2 Shares

      FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS:

      Equity-Income                                          Seeks reasonable income. The fund will also consider the
      Portfolio - Service                                    potential for capital appreciation. The fund's goal is to
      Class 2 Shares                                         achieve a yield which exceeds the composite yield on the
                                                             securities comprising the Standard & Poor's 500(SM) Index
                                                             (S&P 500(R)).

      Mid Cap Portfolio -                                    Seeks long-term growth of capital.
      Service Class 2 Shares




      FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:

      Franklin Mutual Shares                                 Seeks capital appreciation, with income as a secondary
      VIP Fund - Class 2                                     goal. Under normal market conditions, the fund invests
      Shares                                                 primarily in U.S. and foreign equity securities that the
                                                             investment manager believes are undervalued.

      Franklin Small Cap                                     Seeks long-term total return. Under normal market
      Value VIP Fund -                                       conditions, the fund invests at least 80% of its net assets
      Class 2 Shares                                         in investments of small capitalization companies.



             FUND NAME                                 INVESTMENT ADVISER
      ----------------------------------------  --------------------------------
      Franklin Small-Mid Cap                    Franklin Advisers, Inc.
      Growth VIP Fund -
      Class 2 Shares


      Templeton Developing                      Templeton Asset Management Ltd.
      Markets VIP Fund -
      Class 2 Shares


      GOLDMAN SACHS VARIABLE INSURANCE TRUST:

      Goldman Sachs VIT High                    Goldman Sachs Asset Management,
      Quality Floating Rate                     L.P.
      Fund - Service Shares

      IVY FUNDS VARIABLE INSURANCE PORTFOLIOS:

      Ivy Funds VIP Asset                       Waddell & Reed Investment
      Strategy                                  Management Company

      Ivy Funds VIP Balanced                    Waddell & Reed Investment
                                                Management Company

      Ivy Funds VIP Core                        Waddell & Reed Investment
      Equity                                    Management Company

      Ivy Funds VIP Global                      Waddell & Reed Investment
      Growth                                    Management Company

      Ivy Funds VIP Global                      Waddell & Reed Investment
      Natural Resources                         Management Company SUB-ADVISER:
                                                Mackenzie Financial Corporation

      Ivy Funds VIP High                        Waddell & Reed Investment
      Income                                    Management Company

      Ivy Funds VIP                             Waddell & Reed Investment
      International Core                        Management Company
      Equity

      Ivy Funds VIP Micro                       Waddell & Reed Investment
      Cap Growth                                Management Company SUB-ADVISER:
                                                Wall Street Associates, LLC

      Ivy Funds VIP Mid Cap                     Waddell & Reed Investment
      Growth                                    Management Company

      Ivy Funds VIP Science                     Waddell & Reed Investment
      and Technology                            Management Company

      Ivy Funds VIP Small                       Waddell & Reed Investment
      Cap Value                                 Management Company

      Ivy Funds VIP Value                       Waddell & Reed Investment
                                                Management Company

      JANUS ASPEN SERIES:

      Balanced Portfolio -                      Janus Capital Management LLC
      Service Shares

      Forty Portfolio - Service                 Janus Capital Management LLC
      Shares


                                                                    INVESTMENT
             FUND NAME                                               OBJECTIVE
      ----------------------------------------  -----------------------------------------------------------
      Franklin Small-Mid Cap                    Seeks long-term capital growth. Under normal market
      Growth VIP Fund -                         conditions, the fund invests at least 80% of its net assets
      Class 2 Shares                            in investments of small capitalization and mid-
                                                capitalization companies.

      Templeton Developing                      Seeks long-term capital appreciation. Under normal
      Markets VIP Fund -                        market conditions, the fund invests at least 80% of its net
      Class 2 Shares                            assets in emerging markets investments.


      GOLDMAN SACHS VARIABLE INSURANCE TRUST:

      Goldman Sachs VIT High                    Seeks to provide a high level of current income, consistent
      Quality Floating Rate                     with low volatility of principal.
      Fund - Service Shares

      IVY FUNDS VARIABLE INSURANCE PORTFOLIOS:

      Ivy Funds VIP Asset                       To seek to provide total return.
      Strategy

      Ivy Funds VIP Balanced                    To seek to provide total return through a combination of
                                                capital appreciation and current income.

      Ivy Funds VIP Core                        To seek to provide capital growth and appreciation.
      Equity

      Ivy Funds VIP Global                      To seek to provide growth of capital.
      Growth

      Ivy Funds VIP Global                      To seek to provide capital growth and appreciation.
      Natural Resources


      Ivy Funds VIP High                        Seeks to provide total return through a combination of
      Income                                    high current income and capital appreciation.

      Ivy Funds VIP                             To seek to provide capital growth and appreciation.
      International Core
      Equity

      Ivy Funds VIP Micro                       To seek to provide growth of capital.
      Cap Growth


      Ivy Funds VIP Mid Cap                     To seek to provide growth of capital.
      Growth

      Ivy Funds VIP Science                     To seek to provide growth of capital.
      and Technology

      Ivy Funds VIP Small                       To seek to provide capital appreciation.
      Cap Value

      Ivy Funds VIP Value                       To seek to provide capital appreciation.


      JANUS ASPEN SERIES:

      Balanced Portfolio -                      Seeks long-term capital growth, consistent with
      Service Shares                            preservation of capital and balanced by current income.

      Forty Portfolio - Service                 Seeks long-term growth of capital.
      Shares



             FUND NAME                                    INVESTMENT ADVISER
      -------------------------------------------  ---------------------------------
      Overseas Portfolio -                         Janus Capital Management LLC
      Service Shares

      Perkins Mid Cap Value                        Janus Capital Management LLC
      Portfolio - Service                          SUB-ADVISER: Perkins Investment
      Shares                                       Management LLC

      MFS(R) VARIABLE INSURANCE TRUST:

      Mid Cap Growth                               Massachusetts Financial Services
      Series - Service Class                       Company


      MFS(R) VARIABLE INSURANCE TRUST II:

      MFS(R) International                         MFS
      Value Fund - Service
      Class

      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST:

      Neuberger Berman                             Neuberger Berman Investment
      AMT Socially                                 Advisers LLC
      Responsive Portfolio -
      S Class Shares

      OPPENHEIMER VARIABLE ACCOUNT FUNDS:

      Main Street Small Cap                        OppenheimerFunds, Inc.
      Fund(R)/VA - Service
      Shares

      Oppenheimer                                  OFI Global Asset Management, Inc.
      International Growth                         SUB-ADVISER: OppenheimerFunds,
      Fund/VA - Service                            Inc.
      Shares



      PIMCO VARIABLE INSURANCE TRUST:

      PIMCO VIT Low                                Pacific Investment Management
      Duration Portfolio -                         Company LLC ("PIMCO")
      Advisor Class Shares

      PIMCO VIT Total                              Pacific Investment Management
      Return Portfolio -                           Company LLC ("PIMCO")
      Advisor Class Shares

      PUTNAM VARIABLE TRUST:

      Putnam VT Equity                             Putnam Investment Management,
      Income Fund - Class IB                       LLC
      Shares

      Putnam VT Growth and                         Putnam Investment Management,
      Income Fund - Class IB                       LLC
      Shares

      Putnam VT                                    Putnam Investment Management,
      International Equity                         LLC
      Fund - Class IB Shares


                                                                      INVESTMENT
             FUND NAME                                                 OBJECTIVE
      -------------------------------------------  ----------------------------------------------------------
      Overseas Portfolio -                         Seeks long-term growth of capital.
      Service Shares

      Perkins Mid Cap Value                        Seeks capital appreciation.
      Portfolio - Service
      Shares

      MFS(R) VARIABLE INSURANCE TRUST:

      Mid Cap Growth                               The fund's investment objective is to seek capital
      Series - Service Class                       appreciation. The fund's objective may be changed
                                                   without shareholder approval.

      MFS(R) VARIABLE INSURANCE TRUST II:

      MFS(R) International                         To seek capital appreciation.
      Value Fund - Service
      Class

      NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST:

      Neuberger Berman                             The fund seeks long-term growth of capital by investing
      AMT Socially                                 primarily in securities of companies that meet the Fund's
      Responsive Portfolio -                       financial criteria and social policy.
      S Class Shares

      OPPENHEIMER VARIABLE ACCOUNT FUNDS:

      Main Street Small Cap                        The fund seeks capital appreciation.
      Fund(R)/VA - Service
      Shares

      Oppenheimer                                  Seeks capital appreciation by investing under normal
      International Growth                         circumstances, at least 65% of its total assets in equity
      Fund/VA - Service                            securities of issuers that are domiciled or that have
      Shares                                       primary operations in at least three different countries
                                                   outside the United States and may invest 100% of its total assets in foreign companies.

      PIMCO VARIABLE INSURANCE TRUST:

      PIMCO VIT Low                                Seeks maximum total return, consistent with
      Duration Portfolio -                         preservation of capital and prudent investment
      Advisor Class Shares                         management.

      PIMCO VIT Total                              Seeks maximum total return, consistent with
      Return Portfolio -                           preservation of capital and prudent investment
      Advisor Class Shares                         management.

      PUTNAM VARIABLE TRUST:

      Putnam VT Equity                             Seeks capital growth and current income.
      Income Fund - Class IB
      Shares

      Putnam VT Growth and                         Seeks capital growth and current income.
      Income Fund - Class IB
      Shares

      Putnam VT                                    Seeks capital appreciation.
      International Equity
      Fund - Class IB Shares



             FUND NAME                                 INVESTMENT ADVISER
      ----------------------------------------  ------------------------------------
      Putnam VT Multi-Cap                       Putnam Investment Management,
      Growth Fund - Class IB                    LLC
      Shares

      Putnam VT Voyager                         Putnam Investment Management,
      Fund - Class IB Shares                    LLC

      SECURIAN FUNDS TRUST:

      SFT Advantus Bond                         Advantus Capital Management, Inc.
      Fund - Class 2 Shares


      SFT Advantus                              Advantus Capital Management, Inc.
      Government Money
      Market Fund

      SFT Advantus                              Advantus Capital Management, Inc.
      Index 400 Mid-Cap
      Fund - Class 2 Shares


      SFT Advantus                              Advantus Capital Management, Inc.
      Index 500 Fund -
      Class 2 Shares


      SFT Advantus                              Advantus Capital Management, Inc.
      International Bond                        SUB-ADVISER: Franklin Advisers, Inc.
      Fund - Class 2 Shares

      SFT Advantus Mortgage                     Advantus Capital Management, Inc.
      Securities Fund -
      Class 2 Shares

      SFT Advantus Real                         Advantus Capital Management, Inc.
      Estate Securities Fund -
      Class 2 Shares

      SFT Ivy(SM) Growth Fund                   Advantus Capital Management, Inc.
                                                SUB-ADVISER: Waddell & Reed
                                                Investment Management Company

      SFT Ivy(SM) Small Cap                     Advantus Capital Management, Inc.
      Growth Fund                               SUB-ADVISER: Waddell & Reed
                                                Investment Management Company

      SFT Pyramis(R) Core                       Advantus Capital Management, Inc.
      Equity Fund - Class 2                     SUB-ADVISER: Fidelity Institutional
      Shares                                    Asset Management

      SFT T. Rowe Price                         Advantus Capital Management, Inc.
      Value Fund                                SUB-ADVISER: T. Rowe Price
                                                Associates, Inc.

      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

      Morgan Stanley UIF                        Morgan Stanley Investment
      Emerging Markets                          Management Inc.
      Equity Portfolio -
      Class II Shares


                                                                     INVESTMENT
             FUND NAME                                                OBJECTIVE
      ----------------------------------------  ------------------------------------------------------------
      Putnam VT Multi-Cap                       Seeks long-term capital appreciation.
      Growth Fund - Class IB
      Shares

      Putnam VT Voyager                         Seeks capital appreciation.
      Fund - Class IB Shares

      SECURIAN FUNDS TRUST:

      SFT Advantus Bond                         Seeks as high a level of a long-term total rate of return as
      Fund - Class 2 Shares                     is consistent with prudent investment risk. The Portfolio
                                                also seeks preservation of capital as a secondary objective.

      SFT Advantus                              Seeks maximum current income to the extent consistent
      Government Money                          with liquidity and the preservation of capital.(1)
      Market Fund

      SFT Advantus                              Seeks investment results generally corresponding to the
      Index 400 Mid-Cap                         aggregate price and dividend performance of the publicly
      Fund - Class 2 Shares                     traded common stocks that comprise the Standard &
                                                Poor's 400 MidCap Index (the S&P 400).

      SFT Advantus                              Seeks investment results that correspond generally to the
      Index 500 Fund -                          price and yield performance of the common stocks
      Class 2 Shares                            included in the Standard & Poor's 500 Composite Stock
                                                Price Index (the S&P 500).

      SFT Advantus                              Seeks to maximize current income, consistent with the
      International Bond                        protection of principal.
      Fund - Class 2 Shares

      SFT Advantus Mortgage                     Seeks a high level of current income consistent with
      Securities Fund -                         prudent investment risk.
      Class 2 Shares

      SFT Advantus Real                         Seeks above average income and long-term growth of
      Estate Securities Fund -                  capital.
      Class 2 Shares

      SFT Ivy(SM) Growth Fund                   Seeks to provide growth of capital.



      SFT Ivy(SM) Small Cap                     Seeks to provide growth of capital.
      Growth Fund


      SFT Pyramis(R) Core                       Seeks long-term capital appreciation.
      Equity Fund - Class 2
      Shares

      SFT T. Rowe Price                         Seeks to provide long-term capital appreciation by
      Value Fund                                investing in common stocks believed to be undervalued.
                                                Income is a secondary objective.

      THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:

      Morgan Stanley UIF                        Seeks long-term capital appreciation by investing
      Emerging Markets                          primarily in growth-oriented equity securities of issuers
      Equity Portfolio -                        in emerging market countries.
      Class II Shares



      (1) Although the Government Money Market Fund seeks to preserve a stable net asset value per share, it is possible to lose money by investing in the Government Money Market Fund. An investment in the Government Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. In addition, because of expenses incurred by sub-accounts in the Variable Life Account, during extended periods of low interest rates, the yield of the sub-account that invests in the Government Money Market Fund may become extremely low and possibly negative.



      ADDITIONS, DELETIONS OR SUBSTITUTIONS

      We reserve the right to add, combine or remove any sub-accounts of the Variable Life Account when permitted by law. Each additional sub-account will purchase shares in a new portfolio or mutual fund. Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. We will use similar considerations should there be a determination to eliminate one or more of the sub-accounts of the Variable Life Account. The addition of any investment option will be made available to existing policy owners on such basis as may be determined by us.

      We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Variable Life Account. If investment in a Fund Portfolio should no longer be possible or if we determine it becomes inappropriate for Policies of this class, we may substitute another mutual fund or portfolio for a sub-account. Substitution may be made with respect to existing policy values and future premium payments. A substitution may be made only with any necessary approval of the SEC.

      We reserve the right to transfer assets of the Variable Life Account as determined by us to be associated with the Policies to another separate account. A transfer of this kind may require the approvals of state regulatory authorities and of the SEC.

      We also reserve the right, when permitted by law, to de-register the Variable Life Account under the 1940 Act, to restrict or eliminate any voting rights of the policy owners, and to combine the Variable Life Account with one or more of our other separate accounts.

      The Funds serve as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts as the investment medium for such policies and contracts issued by Minnesota Life and other affiliated and unaffiliated life insurance companies, and as the investment medium when used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in one of the Funds at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in one of the Funds at the same time or (iii) participating qualified plans to invest in shares of one of the Funds at the same time as one or more life insurance companies. Neither the Funds nor Minnesota Life currently foresees any disadvantage, but if one of the Funds determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, one of the Funds' Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell the applicable Funds' shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.


      THE GUARANTEED PRINCIPAL ACCOUNT

      The guaranteed principal account is a general account option. You may allocate net premiums and may transfer your actual cash value subject to Policy limitations to the guaranteed principal account which is part of our general account.

      Because of exemptive and exclusionary provisions, interests in our general account have not been registered under the Securities Act of 1933, and the general account has not been registered as an investment company under the 1940 Act. Disclosures regarding the guaranteed principal account may, however, be subject to certain generally applicable provisions of the Federal Securities Laws relating to the accuracy and completeness of statements made in prospectuses.

      This prospectus describes a Variable Adjustable Life insurance policy and is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the sub-accounts of the Variable Life Account. For more details regarding the guaranteed principal account, please see the Variable Adjustable Life Policy.

      GENERAL ACCOUNT DESCRIPTION Our general account consists of all assets owned by us other than those in the Variable Life Account and any other separate accounts which we may establish. The guaranteed principal account is that portion of our general assets which is attributable to this Policy and policies of this class, exclusive of policy loans. The description is for accounting purposes only and does not represent a division of the general account assets for the specific benefit of contracts of this class. Allocations to the guaranteed principal account become part of our general assets and are used to support insurance and annuity obligations. Subject to applicable law, we have sole discretion over the investment of assets of the general account. The general account is not segregated or insulated from the claims of insurance company creditors. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees. Policy owners do not share in the actual investment experience of the assets in the general account.

      You may allocate or transfer a portion or all of the net premiums to accumulate at a fixed rate of interest in the guaranteed principal account. We guarantee such amounts as to principal and a minimum rate of interest. Transfers from the guaranteed principal account to the sub-accounts of the Variable Life Account are subject to certain limitations with respect to timing and amount.

      GENERAL ACCOUNT VALUE We bear the full investment risk for amounts allocated to the guaranteed principal account. We guarantee that interest credited to each policy owner's actual cash value in the guaranteed principal account will not be less than an annual rate of 4 percent without regard to the actual investment experience of the general account.

      We may, at our sole discretion, credit a higher rate of interest, "excess interest," although we are not obligated to credit interest in excess of 4 percent per year, and may not do so. Any interest credited on the Policy's actual cash value in the guaranteed principal account in excess of the guaranteed minimum rate per year will be determined at our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate.

      Even if excess interest is credited to your actual cash value in the guaranteed principal account, we will not credit excess interest to that portion of the policy value which is in the loan account in the general account. However, such loan account will be credited interest at a rate which is not less than the policy loan interest rate minus 1 percent per year.

      PAYMENTS MADE BY UNDERLYING MUTUAL FUNDS

      We pay the costs of selling Policies, some of which are described in more detail elsewhere in this Prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay us (or our affiliates) a fee for the purpose of reimbursing us for the costs of certain distribution or operational services that we provide and that benefit the funds. Payments from an underlying fund that relate to distribution services are made pursuant to the fund's 12b-1 plan, under which the payments are deducted from the fund's assets and described in the fee table included in the fund's prospectus. 12b-1 payments from underlying funds range in amount from 0 percent to 0.25 percent of fund assets held in the Variable Life
      Account.

      In addition, payments may be made pursuant to service/administration agreements between us (or our affiliates) and the underlying mutual fund's investment adviser (or our affiliates), in which case payments are typically made from assets of that firm and not from the assets of the fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a fund and disclosed in its prospectus fee table. Service and administrative payments are paid to us or our affiliates for such things as our aggregation of all Policy owner purchase, redemption, and transfer requests within the sub-accounts of the Variable Life Account each business day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Variable Life Account aggregates such transactions through the Variable Life Account's omnibus account with an underlying mutual fund, the fund avoids the expenses associated with processing individual transactions. Because funds selected for inclusion in the Policy may also benefit from expanded marketing opportunities as a result of such inclusion, a fund's investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the fund may derive from services performed by us. Service and administrative payments received by us or our affiliates range in amount from 0 percent to 0.35 percent of fund assets held in the Variable Life Account.

      We took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers' affiliates) when we determined the charges that are assessed under the Policy. Without these payments, certain Policy charges would likely be higher than they are currently. All of the underlying mutual funds offered in the Policy currently pay 12b-1 fees to us (or our affiliates), and some but not all of such funds' investment advisers (or the advisers' affiliates) currently pay service or administrative fees to us. We also took these payments into consideration when we determined the amount of any asset credit that we pay. See "Actual Cash Value - Discussion of Asset
      Credit."

      We consider profitability when determining the charges in the Policy. In early Policy years, we do not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. We do, however, anticipate earning a profit in later Policy years. In general, our profit will be greater the longer a Policy is held and the greater a Policy's investment return.

DETAILED INFORMATION ABOUT THE
VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


      ADJUSTABLE LIFE INSURANCE

      This Policy is similar to our conventional life insurance product known as "adjustable life." This Policy, like conventional adjustable life insurance, permits you to determine the amount of life insurance protection you need and the amount of money you plan to pay. BASED ON YOUR SELECTION OF THE PREMIUM, FACE AMOUNT AND DEATH BENEFIT OPTION, WE WILL CALCULATE THE GUARANTEED PLAN OF INSURANCE.

      GENERALLY SPEAKING, AS LONG AS PREMIUMS ARE PAID AS PLANNED, A PLAN OF INSURANCE REFERS TO THE PERIOD DURING WHICH INSURANCE IS GUARANTEED AND THE PERIOD DURING WHICH YOU HAVE PLANNED TO PAY PREMIUMS. In defining the guaranteed plan of insurance, we use certain assumptions for mortality, expenses and investment returns. The TABULAR VALUE represents what the policy value would be if the actual experience of the Policy were to match exactly with the mortality, expense and investment return assumptions used in calculating the guaranteed plan of insurance. Thus, adjustable life allows you the flexibility to customize a Policy to meet your needs.

      Theoretically, each Policy can be unique because of the different combinations of age, amount of life insurance protection and premium. In addition, adjustable life is designed to adapt to your changing needs and objectives by allowing you to change your Policy after issue. You may adjust the face amount and premium level, and thus the plan of insurance, subject to the limitations described herein, so long as the Policy remains in force.

      FLEXIBILITY Subject to certain minimums, maximums and our underwriting standards, you may choose any level of premium or death benefit that you wish. This flexibility results in a broad range of plans of insurance.

      Whole life insurance plans provide life insurance in an amount at least equal to the face amount at the death of the insured whenever that occurs. Premiums may be payable for a specified number of years or for the life of the insured.

      Protection insurance plans provide life insurance in an amount at least equal to the face amount for a specified period, with premiums payable for a specified period. These two periods may not be the same.

      At high premium levels, the period of premium payments may be limited to satisfy the requirements of the Internal Revenue Code to qualify as life insurance. The result will be a protection plan that guarantees coverage beyond the premium paying period.

      The larger the premium you pay, the larger the policy values you may expect to be available for investment in the Fund Portfolios. Under the Policy, the highest premium permitted at the time of issue, for a specific death benefit, is one which will provide a fully paid-up Policy after the payment of five annual premium payments. A Policy becomes paid up when its policy value is such that no further premiums are required to provide the death benefit until the death of the insured, provided there is no policy indebtedness.

      Examples of whole life plans include Policies which become paid up upon the payment of a designated number of annual premiums, such as ten pay life or twenty pay life. If you select a premium level for a specific face amount which would cause the Policy to become paid up at other than a policy anniversary, you will be required to pay scheduled premiums until the policy anniversary immediately following the date the Policy is scheduled to become paid up.

      The lowest annual base premium allowed for any plan of insurance is $300; for insureds age 0 to 15, the minimum is $150. Subject to this limitation, the lowest premium you may choose for any specific amount of life insurance protection is a premium which will provide a death benefit for a period of ten years from the policy date. If the insured's age at original issue is over age 45, the minimum plan of protection will be less than ten years, as described in the table below:


                                                                   MINIMUM PLAN
                                     ISSUE AGE                      (IN YEARS)
                                 ----------------                 --------------
                                        46                               9
                                        47                               8
                                        48                               7
                                        49                               6
                                        50                               5
                                        51                               4
                                   52 or greater                         3

      This is the minimum plan of insurance for any given face amount. The minimum initial face amount on a Policy is $25,000; if the insured is age 0 to 15, the minimum face amount is $10,000.


      POLICY ADJUSTMENTS

      Adjustable life insurance policies allow you to change the premium, face amount or the death benefit option of the Policy after it is issued. SUBJECT TO THE LIMITATIONS DESCRIBED MORE FULLY BELOW, YOU CAN AT ANY TIME CHANGE THE FACE AMOUNT, THE DEATH BENEFIT OPTION OR YOUR SCHEDULED PREMIUM. Any of those changes will usually result in a change in the plan of insurance. Depending upon the change you request, the premium paying period or the guaranteed period of coverage may be lengthened or shortened.

      Changes in premium, face amount or the death benefit option are referred to as policy adjustments. A partial surrender of a Policy's cash value, an adjustment so that there are no further scheduled base premiums, a change in underwriting classification or any change requiring evidence of insurability are also policy adjustments. Adjustments may be made singly or in combination with one another.

      When a Policy is adjusted, we compute the new plan of insurance, face amount or premium amount. If your Policy has the Cash Option and a partial surrender of actual cash value is made, the Policy will be automatically adjusted to a new face amount which will be equal to the old face amount less the amount of the partial surrender. You may also adjust your Policy so that the base premium is zero. An adjustment providing for no further scheduled base premium is also referred to as a "stop premium" mode and is described in "Avoiding Lapse" under "Policy Premiums." Certain adjustments may cause a Policy to become a modified endowment contract. See "Federal Tax Status" for a description of the federal tax treatment of modified endowment contracts.

      IN COMPUTING A NEW PLAN OF INSURANCE AS A RESULT OF AN ADJUSTMENT, WE WILL MAKE THE CALCULATION ON THE BASIS OF THE HIGHER OF THE POLICY'S "TABULAR VALUE" OR 75 PERCENT OF THE POLICY'S "POLICY VALUE" AT THE TIME OF THE CHANGE. The "policy value" is the actual cash value of the

      Policy plus the amount of any policy loan, while the "tabular value" is the value underlying the guaranteed plan of insurance. If 75 percent of the policy value is higher than the tabular value, a policy adjustment will translate the excess value into an improved plan of insurance. IF 75 PERCENT OF THE POLICY VALUE IS LESS THAN THE TABULAR VALUE, USING THE TABULAR VALUE ENSURES THAT THE POLICY'S GUARANTEE OF A MINIMUM DEATH BENEFIT IS NOT IMPAIRED BY THE ADJUSTMENT.

      Any adjustment will result in a redetermination of a Policy's tabular value. After adjustment, the tabular value shall be equal to the greater of 75 percent of the policy value or the tabular value prior to that adjustment, plus any non-repeating premium paid at the time of the adjustment and minus the amount of any partial surrender made at the time of the adjustment.

      On adjustment, you may request a new Policy face amount. In the absence of your instructions, we will calculate the face amount after adjustment depending on the Policy's death benefit option and the type of adjustment. If the Policy has the Cash Option, we will reduce the face amount by the amount of any partial surrender. With the Protection Option, we will not reduce the face amount, but the death benefit will be reduced by the amount of the partial surrender.

      All of these changes may be accomplished under a single Policy. There is no need to surrender the Policy or purchase a new one simply because of a change in your insurance needs. Whenever adjustments are made, new policy information pages will be provided. These pages state the new face amount, death benefit option, scheduled premium, plan of insurance and attained age.

      Adjustments can be made on any monthly anniversary of the policy date; only one adjustment may be made each month. You may request a policy adjustment by completing an application for adjustment. We will process your application for adjustment only within 30 days of the effective date of the change. Any adjustment will be effective on the date that it is approved by us and recorded at our home office.

      RESTRICTIONS ON ADJUSTMENTS An adjustment must satisfy certain limitations on premiums, face amount and plan of insurance. Limitations are also designed to ensure that the Policy qualifies as life insurance for federal tax purposes. Other limitations on adjustments and combinations of adjustments may also apply. THE CURRENT LIMITS ON ADJUSTMENTS ARE THOSE DESCRIBED HERE. WE RESERVE THE RIGHT TO CHANGE THESE LIMITATIONS FROM TIME TO TIME.

          (1) Any adjustment for a change of premium must result in a change of the annual premium of at least $100. Currently, we will waive this limitation for changes in premium which are the result of a face amount change under the Inflation Agreement.

          (2) Any Policy adjustment, other than a change to a stop premium, must result in a Policy with an annual base premium of at least $300; if the insured is age 0 to 15, the minimum is $150.

          (3) Any adjustment for a change of the face amount must result in a change of the face amount of at least $5,000, except for face amount changes which are the result of an Inflation Agreement change or a partial surrender.

          (4) An adjustment may not result in more than a paid-up whole life plan for the current face amount.

          (5) Any adjustment involving an increase in premium may not result in a whole life plan of insurance requiring the payment of premiums for less than five years or to age 100, if less.

          (6) After an adjustment involving a face amount or premium increase, the Policy must provide insurance to the next policy anniversary at or after ten years from the date of adjustment. If the insured's age at adjustment is over age 45, the minimum plan of protection will be less than ten years from the date of adjustment, as described in the table below.


                                                                     NUMBER OF
                                  ADJUSTMENT AGE                       YEARS
                                 ----------------                 --------------
                                        46                               9
                                        47                               8
                                        48                               7
                                        49                               6
                                        50                               5
                                        51                               4
                                   52 or greater                         3

           (7) An adjustment to stop premium requires that a Policy have an actual cash value at the time of the adjustment sufficient to keep the Policy in force until the next policy anniversary.

           (8)   After any adjustment, other than those described in (6) and
                 (7), the Policy must provide insurance to the later of: (a) the next policy anniversary at or after one year from the date of adjustment; or (b) ten years from the date of issue. If the insured's age at original issue was over age 45, the minimum plan of protection will be less than ten years, as described in the table below.


                                                                     NUMBER OF
                                     ISSUE AGE                         YEARS
                                 ----------------                 --------------
                                        46                               9
                                        47                               8
                                        48                               7
                                        49                               6
                                        50                               5
                                        51                               4
                                   52 or greater                         3

      PROOF OF INSURABILITY We require proof of insurability for all adjustments resulting in an increase in death benefit, except for increases made pursuant to an additional benefit agreement. In addition, except for partial surrenders to pay sub-standard risk premiums when the Policy is on stop premium, we require proof of insurability for partial surrenders where, at the request of the policy owner, no reduction is made in the Policy's death benefit. Decreases in face amount or premium and increases in premium not resulting in any increase in death benefit do not require evidence of insurability. We may require evidence of insurability when a non-repeating premium is paid if the death benefit of your Policy increases as a result of the payment of a non-repeating premium.

      We may also require evidence of insurability to change underwriting classification or to add additional agreements.

      CHARGES IN CONNECTION WITH POLICY ADJUSTMENTS In connection with a policy adjustment, we will make a special $25 charge to cover the administrative costs associated with processing the adjustment. If, however, the only policy adjustment is a partial surrender, the transaction charge shall be the lesser of $25 or 2 percent of the amount surrendered. In addition, because of the selling expenses anticipated for any change resulting in an increase in premium, we will assess a sales charge on any increase in premium on adjustment. We will also assess an additional face amount charge on any increase in face amount. See "Policy Charges." Limiting the sales charge and the additional face amount charge to the increased premium or face amount is in substance the equivalent of issuing a new Policy for the increase.

      The chart below illustrates the effect of certain policy adjustments:

                              ADJUSTMENT                                              EFFECT
          Decrease the face amount and keep premiums            The guaranteed period of coverage will
          the same                                              generally be longer
                                 OR                                                    OR
          Keep the face amount the same and increase            The premium payment period will generally be
          premiums                                              shorter
                                 OR
          Keep the face amount and premiums the same,
          and switch from the Protection Option to the
          Cash Option

          Increase the face amount and keep premiums            The guaranteed period of coverage will
          the same                                              generally be shorter
                                 OR                                                    OR
          Keep the face amount the same and decrease            The premium paying period will generally be
          premiums                                              longer
                                 OR
          Keep the face amount and premiums the same,
          and switch from the Cash Option to the
          Protection Option


      APPLICATIONS AND POLICY ISSUE

      This Policy is no longer issued after December 31, 2013. The following discussion is a summary of our procedures for issuing the Policy and is provided for the Policyowner's reference. Persons wishing to purchase a Policy must send a completed application to us at our home office. The minimum face amount we will issue on a Policy is $25,000 and we require an annual base premium on each Policy of at least $300. If the insured is age 0 to 15, the minimum face amount is $10,000 and the minimum premium is $150. The minimum plan of insurance at policy issue is a protection plan which has a level face amount for a period of ten years. If the insured's age at original issue is over age 45, the minimum plan of protection will be less than ten years from the Policy date, as shown in the chart under "Adjustable Life Insurance." The Policy must be issued on an insured no more than age 90. Before issuing any Policy, we require evidence of insurability satisfactory to us, which in some cases will require a medical examination. Persons who present a lower mortality risk are offered the most favorable premium rates, while a higher premium is charged to persons with a greater mortality risk. Acceptance of an application is subject to our underwriting rules and we reserve the right to reject an application for any reason.

      If we accept an application, accompanied by a check for all or at least one-twelfth of the annual premium, the policy date will be the issue date, which is the date the decision to accept the application and issue the Policy is made. We will use the policy date to determine subsequent policy anniversaries and premium due dates.

      If we accept an application not accompanied by a check for the initial premium, a Policy will be issued with a policy date which is 28 days after the issue date. We have determined 28 days to be the normal time during which delivery of the Policy is expected to occur. We or our agent must receive the initial premium within 60 days after the issue date. No life insurance coverage is provided until the initial premium is paid. If the initial premium is paid after the policy date (and the policy date is not changed as described below), you will have paid for insurance coverage during a period when no coverage was in force. Therefore, in such circumstance you should consider requesting a current policy date, i.e., the date on which our home office receives the premium. You will be sent updated policy pages to reflect the change in policy date. This request should be made at or prior to the time you pay the initial premium.

      In certain circumstances it may be to your advantage to have the policy date be the same as the issue date in order to preserve an issue age on which premium rates are based. In that case, all premiums due between the issue date and the date of delivery of the Policy must be paid on delivery.

      When the Policy is issued, the face amount, premium, and a listing of any additional agreements are stated on the policy information pages of the policy form, page 1.


      POLICY PREMIUMS

      The Policies have a level scheduled premium payable for a specified period or until the Policy becomes paid up. We guarantee that we will not increase the amount of premiums for a Policy in force. Subject to the limitations discussed in "Restrictions on Adjustments" under "Policy Adjustments," you may choose to adjust the Policy at any time and alter the amount of future premiums.

      The initial premium required for a Policy was determined based on the Policy's initial face amount, the death benefit option, the plan of insurance, the insured's age at issue, gender, risk classification, tobacco use and the additional benefits associated with the Policy.

      All scheduled premiums are payable on or before the date they are due and must be mailed to us at our home office. In some cases, you may elect to have premiums paid under our automatic payment plan through pre-authorized transfers from a bank checking account or such other account as your bank approves. You may make an online payment to pay a premium that is due through our internet eService Center at www.securianservice.com.

      Scheduled premiums on the Policy are payable for a specified period on an annual, semi-annual or quarterly basis on the due dates set forth in the Policy. You may also pay scheduled premiums monthly under our automatic payment plan through pre-authorized transfers from your account at your bank or other financial institution, or if you meet the requirements to establish a payroll deduction plan through your employer. A scheduled premium may be paid no earlier than twenty days prior to the date that it is due. For premiums paid after the due date, see the paragraph following the heading "Lapse" in this section of the prospectus.

      Charges for additional benefits and for sub-standard risks are deducted from premiums to calculate base premiums. From base premiums we deduct charges assessed against premiums and non-repeating premiums to calculate net premiums.

      Net premiums are allocated to the guaranteed principal account or sub-accounts of the Variable Life Account which, in turn, invest in Fund shares.

      In rare circumstances, if we receive and allocate your premium before its due date, your Policy could either i) fail to qualify as life insurance or ii) could become a modified endowment contract. See "Federal Tax Status." To prevent your Policy from failing to qualify as life insurance or becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its


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
      due date, at which time we will allocate your premium to the guaranteed principal account or sub-accounts of the Variable Life Account.


      You may change your allocation instructions for future premiums by giving us a signed written request, by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours, or by contacting us through our internet eService Center at www.securianservice.com. Policyowners may also submit their requests for allocation changes to us by facsimile (FAX) transmission at (651) 665-6955. The allocation to the guaranteed principal account or to any sub-account of the Variable Life Account must be in multiples of 1 percent of the net premium. We reserve the right to delay the allocation of net premiums to named sub-accounts for a period of up to 30 days after a Policy adjustment. If we exercise this right, we will allocate net premiums to the Government Money Market sub-account until the end of that period. This right, which has not been implemented to date, will be exercised by us only when we believe economic conditions make such an allocation necessary to reduce market risk during the free look period.


      We reserve the right to restrict the allocation of premiums to the guaranteed principal account. If we do so, no more than 50 percent of the net premium may be allocated to the guaranteed principal account. Currently, we do not exercise such a restriction.

      NON-REPEATING PREMIUMS The Policy also allows a policy owner to pay a premium called a non-repeating premium. This payment of premium is in addition to the scheduled premiums. The payment of a non-repeating premium will increase the policy values you have available for investment in the Fund. The maximum non-repeating premium we will accept is the amount sufficient to change your Policy to a paid-up whole life policy for the face amount.

      Non-repeating premium payments may be made in one of two ways; (i) you can make a payment at any time or (ii) if you would like to make payments on a scheduled basis, we will bill annually, semi-annually or quarterly for non-repeating premiums. In order to have billed non-repeating premiums, a Policy must have a total annual premium of at least $2,400 and the total annual amount billed for non-repeating premiums is at least $600. You may also arrange for monthly payments under our automatic payment plan through pre-authorized transfers from your account at your bank or other financial institution; in this situation, your base annual premium must be at least $2,400 and each non-repeating premium must be at least $50.

      We may impose additional restrictions or refuse to permit non-repeating premiums at our discretion.

      The payment of a non-repeating premium may have Federal income tax consequences. See "Federal Tax Status." To prevent your policy from failing to qualify as life insurance or becoming a modified endowment contract, we will hold certain billed non-repeating premiums in a non-interest bearing account until the billed due date, at which time we will allocate the non-repeating premium to the guaranteed interest account or the sub-accounts of the Variable Life Account.

      If mandated under applicable law, we may be required to reject a scheduled premium or non-repeating premium. We may also be required to provide information about you and your account to government regulators.

      PAID-UP POLICIES A POLICY IS PAID UP WHEN NO ADDITIONAL PREMIUMS ARE REQUIRED TO PROVIDE THE FACE AMOUNT OF INSURANCE FOR THE LIFE OF THE INSURED. We may or may not accept additional premiums. However, the actual cash value of a paid-up Policy will continue to vary daily to reflect the investment experience of the Variable Life Account and any interest credited as a result of a policy loan. Once a Policy becomes paid up, it will always retain its paid-up status regardless of any subsequent decrease in its policy value. However, on a paid-up Policy with indebtedness, where the actual cash value decreases to zero, a loan repayment may be required to keep the Policy in force. See "Policy Loans" below.

      We will make a determination on each policy anniversary as to whether a Policy is paid up. When a Policy becomes paid up, we will send you a notice.

      LAPSE YOUR POLICY MAY LAPSE IN ONE OF TWO WAYS: (1) IF A SCHEDULED PREMIUM IS NOT PAID; OR (2) IF THERE IS NO ACTUAL CASH VALUE WHEN THERE IS A POLICY LOAN.

      As a scheduled premium policy, your Policy will lapse if a premium is not paid on or before the date it is due or within the 61-day payment period. You may pay that premium during the 61-day period immediately following the premium due date. Your premium payment, however, must be received in our home office within the 61-day payment period. The insured's life will continue to be insured during this 61-day period. If the insured dies during the 61-day period, we will deduct unpaid policy charges for that period from the death proceeds.

      If a Policy covers an insured in a sub-standard risk class, you must continue to pay the portion of the scheduled premium equal to the charge for such risk even if the Policy is on stop premium. As with any scheduled premium, failure to pay the premium for the sub-standard risk within the grace period will cause the Policy to lapse.

      If scheduled premiums are paid on or before the dates they are due or within the grace period, absent any policy loans, the Policy will remain in force even if the investment results of the sub-accounts have been so unfavorable that the actual cash value has decreased to zero. However, should the actual cash value decrease to zero while there is an outstanding policy loan the Policy will lapse, even if the Policy was paid up and all scheduled premiums had been paid.

      If the Policy lapses because not all scheduled premiums have been paid or if a Policy with a policy loan has no actual cash value, we will send you a notice of default that will indicate the payment required to keep the Policy in force on a premium paying basis. If we do not receive the payment within 31 days after the date of mailing the notice of default, the Policy will terminate or the nonforfeiture benefits will apply. See "Avoiding Lapse" below.

      If at the time of any lapse a Policy has a surrender value, that is, an amount remaining after subtracting from the actual cash value all unpaid policy charges, we will use it to purchase extended term insurance. The extended term benefit is a fixed life insurance benefit calculated on (1) the 1980 Commissioners Standard Ordinary Mortality Tables with 4 percent interest for policies issued prior to October 31, 2008 and (2) the 2001 Commissioners Standard Ordinary Mortality Tables with 4 percent interest for policies issued subsequent to October 31, 2008. As an alternative to the extended term insurance, you may have the surrender value paid to you in a single sum payment, thereby terminating the Policy. We will notify you that you must request a single sum payment of your surrender value within 62 days of the date of the first unpaid premium, or we will apply it to purchase extended term insurance on the insured's life.

      We determine the duration of the extended term benefit by applying the surrender value of your Policy as of the end of the grace period as a premium to buy fixed benefit term insurance. The extended term benefit is not provided through the Variable Life Account and the death benefit will not vary during the extended term insurance period. The amount of this insurance will be equal to the face amount of your Policy, less the amount of any policy loans at the date of lapse. During the extended term period a Policy has a surrender value equal to the reserve for the insurance coverage for the remaining extended term period. At the end of the extended term period all insurance provided by your Policy will terminate and the Policy will have no further value.

      You may arrange for automatic premium loans to keep the Policy in force in the event that a scheduled premium payment is not made. See "Policy Loans."

      REINSTATEMENT At any time within three years from the date of lapse you may ask us to restore your Policy to a premium paying status unless the Policy terminated because the surrender value has been paid, or the period of extended term insurance has expired. We will require:

           (1)   your written request to reinstate the Policy;

           (2) that you submit to us at our home office during the insured's lifetime evidence satisfactory to us of the insured's insurability so that we may have time to act on the evidence during the insured's lifetime; and

           (3) at our option a premium payment which is equal to all overdue premiums with interest at a rate not to exceed 6 percent per year compounded annually and any policy loan in effect at the end of the grace period following the date of default with interest at a rate not exceeding 5 percent per year compounded annually. At the present time we do not require the payment of all overdue premiums, or the payment of interest on reinstated loans.

      Reinstating your Policy may have adverse tax consequences. You should consult your tax advisor before you reinstate your Policy. See "Federal Tax Status".

      AVOIDING LAPSE If your Policy has sufficient loan value, you can avoid a lapse due to the failure to pay a scheduled premium with an automatic premium loan. The effect of a policy loan on policy values and the restrictions applicable thereto are described under "Policy Loans." An automatic premium loan is particularly advantageous for a policy owner who contemplates early repayment of the amount loaned, since it permits the policy owner to restore policy values without additional policy charges. Automatic premium loans for the long term are generally not advantageous.

      You may also avoid a lapse by adjusting your Policy to a zero base premium. We call this the stop premium mode. We will determine a new plan of insurance based on the face amount and death benefit option and the assumption that no further premiums will be paid.

      The insurance coverage resulting from an adjustment to a stop premium mode is similar to the coverage available under the extended term option. Under both, the coverage is provided only for a limited period of time. There are, however, fundamental differences between the two. Extended term coverage is a fixed benefit with fixed cash values providing a guaranteed period of coverage. The stop premium mode provides variable insurance with an actual cash value and, under the Protection Option, a death benefit that will vary with the actual cash value. Because the actual cash value continues to exist, we will continue to assess policy charges against the actual cash value while the Policy is on stop premium. Moreover, if a Policy covers an insured in a sub-standard risk class, the portion of the scheduled premium equal to the charge for such risk will continue to be payable.

      There are also other differences which you should consider. In general, if you contemplate resuming premium payments at a future date, the stop premium mode may be more desirable in that you may resume premium payments at any time without evidence of insurability. The reinstatement option available during the extended term period requires proof of insurability and must be exercised within three years following the date of lapse.

      If you do not contemplate resuming premium payments, your choice between permitting your Policy to lapse and adjusting it to a stop premium mode is more complicated since the period of guaranteed coverage under the extended term option will be different from that under the stop premium mode. When you are making this decision you should ask us what these periods are.


      ACTUAL CASH VALUE

      The Policy has an actual cash value which varies with the investment experience of the guaranteed principal account and the sub-accounts of the Variable Life Account. The actual cash value equals the value of the guaranteed principal account and the value of the sub-accounts of the Variable Life Account. It is determined separately for your guaranteed principal account actual cash value and for your separate account actual cash value. The separate account actual cash value will include all sub-accounts of the Variable Life Account.

      Unlike a traditional fixed benefit life insurance policy, a Policy's actual cash value cannot be determined in advance, even if scheduled premiums are paid when required, because the separate account actual cash value varies daily with the investment performance of the sub-accounts. Even if you continue to pay scheduled premiums when due, the separate account actual cash value of a Policy could decline to zero because of unfavorable investment experience and the assessment of charges.

      Upon request, we will tell you the actual cash value of your Policy. We will also send you a report each year on the policy anniversary advising you of your Policy's actual cash values, the face amount and the death benefit as of the date of the report. It will also summarize Policy transactions during the year. The information will be current as of a date within two months of its mailing. You may also access information regarding your Policy's current cash value through our internet eService Center at www.securianservice.com.

      The guaranteed principal account actual cash value is the sum of all net premium payments allocated to the guaranteed principal account. This amount will be increased by any interest, asset credits, loan repayments, policy loan interest credits and transfers into the guaranteed principal account. This amount will be reduced by any policy loans, unpaid policy loan interest, partial surrenders, transfers into the sub-accounts of the Variable Life Account and charges assessed against your guaranteed principal account actual cash value. We credit interest on the guaranteed principal account actual cash value of your Policy daily at a rate of not less than 4 percent per year, compounded annually. We guarantee this minimum rate for the life of the Policy without regard to the actual experience of the general account. As conditions permit, we will credit additional amounts of interest to the guaranteed principal account actual cash value. Your guaranteed principal account actual cash value is guaranteed by us. It cannot be reduced by any investment experience of the general account.

      We determine each portion of a Policy's separate account actual cash value separately. The separate account actual cash value is not guaranteed. We determine the separate account actual cash value by multiplying the current number of sub-account units credited to a Policy by the current sub-account unit value. A unit is a measure of your Policy's interest in a sub-account. The number of units credited with respect to each net premium payment is determined by dividing the portion of the net premium payment allocated to each sub-account by the then current unit value for that sub-account. The number of units credited is determined as of the end of the valuation period during which we receive your premium at our home office.

      Once determined, the number of units credited to your Policy will not be affected by changes in the unit value. However, the number of units will be increased by the allocation of subsequent net premiums, non-repeating premiums, asset credits, loan repayments, loan interest credits and transfers to that sub-account. The number of units will be decreased by policy charges to the sub-account, policy loans and loan interest, transfers from that sub-account and partial surrenders from that sub-account. The number of units will decrease to zero when the policy is surrendered or extended term insurance is purchased.

      Each month we may contribute an amount to your actual cash value in each subaccount or in the guaranteed principal account, known as an asset credit. The asset credit on an annual basis equals the following amounts:
      (1) for policies issued using the 1980 CSO Mortality Tables, 0.40 percent of your actual cash value in each subaccount or the guaranteed principal account; and (2) for policies issued using the 2001 CSO Mortality Tables, the asset credit may range from 0.05 to 0.50 percent of your actual cash value in a subaccount or the guaranteed principal account. Payment of the asset credit will not affect the charges or expenses we take from your policy. We may discontinue the payment of asset credits at any time in our sole discretion.

      Our decision to provide asset credits under the policy depends upon a number of factors, including, but not limited to, the level of assets held in our general account, prevailing market interest rates, and anticipated future expenses and anticipated future revenues from variable contract operations. Our anticipated revenues from variable contract operations are derived from variable contract fees and charges, as well as from revenues we receive from investment advisers to the underlying funds that are investment options under the policy for providing administrative, recordkeeping and shareholder services. Revenues from variable contract operations also include revenues that we and our affiliates receive from the investment options under the policy, and the investment advisers or principal underwriters of those investment options, as reimbursement for the cost of certain distribution or operational services performed for the benefit of the underlying funds.

      The unit value of a sub-account will be determined on each valuation date. The amount of any increase or decrease will depend on the net investment experience of that sub-account. The value of a unit for each sub-account was originally set at $1.00 on the first valuation date. For any subsequent valuation date, its value is equal to its value on the preceding valuation date multiplied by the net investment factor for that sub-account for the valuation period ending on the subsequent valuation date.

      The net investment factor for a valuation period is: the gross investment rate for such valuation period, less a deduction for the mortality and expense risk charge under this Policy which is assessed at an annual rate of 0.50 percent against the average daily net assets of each sub-account of the Variable Life Account. The gross investment rate is equal to:

           (1) the net asset value per share of a Fund share held in the sub-account of the Variable Life Account determined at the end of the current valuation period; plus


           (2) the per share amount of any dividend or capital gain distributions by the Funds if the "ex-dividend" date occurs during the current valuation period; with the sum divided by


           (3) the net asset value per share of that Fund share held in the sub-account determined at the end of the preceding valuation period.


      We determine the value of the units in each sub-account on each day on which the Portfolios of the Funds are valued. In general, the net asset value of the Funds' shares is computed once daily, and, in the case of the Government Money Market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central time).

      Although the actual cash value for each Policy is determinable on a daily basis, we update our records to reflect that value on each monthly anniversary. We also make policy value determinations on the date of the insured's death and on a policy adjustment, surrender, and lapse. When the policy value is determined, we will assess and update to the date of the transaction those charges made against and credits to your actual cash value, namely the Monthly Policy Charge and the Cost of Insurance Charge. Increases or decreases in policy values will not be uniform for all Policies but will be affected by policy transaction activity, cost of insurance charges, and the existence of policy loans.

      TRANSFERS The Policy allows for transfers of the actual cash value between the guaranteed principal account and the Variable Life Account or among the sub-accounts of the Variable Life Account. You may request a transfer at any time while the Policy remains in force or you may arrange in advance for systematic transfers; systematic transfers are transfers of specified dollar amounts or percentages to be made periodically among the sub-accounts and the guaranteed principal account. One type of systematic transfer is known as an automatic portfolio rebalancing ("APR"). Following your written instructions as to the percentage of your actual cash value you wish to have in each of your sub-accounts, we will transfer amounts to and from those sub-accounts to achieve the percentages you desire.

      WE RESERVE THE RIGHT TO LIMIT THE AMOUNT TO BE TRANSFERRED TO OR FROM A
      SUB-ACCOUNT OR THE GUARANTEED PRINCIPAL ACCOUNT TO AT LEAST $250.    If
      the actual cash value in an account is less than $250, the entire actual cash value attributable to that sub-account or the guaranteed principal account must be transferred. If a transfer would reduce the actual cash value in the sub-account from which the transfer is to be made to less than $250, we reserve the right to include that remaining sub-account actual cash value in the amount transferred. We will make the transfer on the basis of sub-account unit values as of the end of the valuation period during which your written or telephone request is received at our home office. A transfer is subject to a transaction charge, not to exceed $10, for each transfer of actual cash value among the sub-accounts and the guaranteed principal account. Currently, there is no charge for transfers.

      Your instructions for transfer may be made in writing or you, or your agent if authorized by you, may make such changes by telephone. To do so, you may call us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours. Policy owners may also submit their requests for transfer, surrender or other transactions to us by facsimile (FAX) transmission at (651) 665-6955. Requests for one-time transfer, one-time rebalance, and allocation of net premium changes may also be submitted through our internet eService Center at www.securianservice.com.

      Transfers made pursuant to a telephone call or through the internet are subject to the same conditions and procedures as would apply to written transfer requests. During periods of marked economic or market changes, you may have difficulty due to a heavy volume of telephone calls or internet activity. In such a circumstance, you should consider submitting a written transfer request while continuing to attempt a telephone or internet transaction. We reserve the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, telephone or internet transfer privileges. For more information on telephone or internet transactions, contact us.

      With all telephone or internet transactions, we will employ reasonable procedures to satisfy ourselves that instructions received from policy owners are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require policy owners to identify themselves through policy numbers, social security numbers and such other information we deem reasonable. We record telephone transfer instruction conversations and we provide the policy owners with a written confirmation of the telephone or internet transfer.

      The maximum amount of actual cash value to be transferred out of the guaranteed principal account to the sub-accounts of the Variable Life Account in a policy year may be limited to 20 percent of the guaranteed principal account balance. Transfers to or from the guaranteed principal account may be limited to one such transfer per policy year.

      Transfers from the guaranteed principal account may be made by a written or telephone request or through the internet. Your request must be received by us or postmarked in the 30-day period before or after the last day of the policy year. Currently we do not impose this time restriction. Written requests for transfers which meet these conditions will be effective after we approve and record them at our home office.

      MARKET-TIMING AND DISRUPTIVE TRADING This Policy is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as "market-timing." Market-timing activity and frequent trading in your Policy can disrupt the efficient management of the underlying portfolios and their investment strategies, dilute the value of portfolio shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all portfolio shareholders, including long-term policy owners invested in affected portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market-timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected portfolios. You should not purchase this Policy if you intend to engage in market-timing or frequent transfer activity.

      We have developed policies and procedures to detect and deter market-timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for policy owners engaging in such activity. We employ various means to attempt to detect and deter market-timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying portfolios will not suffer disruptions or increased expenses attributable to market-timing or abusive transfers resulting from other insurance carriers which invest in the same portfolios. In addition, because market-timing can only be detected after it has occurred to some extent, our policies to stop market-timing activity do not go into effect until after we have identified such activity.

      We reserve the right to restrict the frequency of -- or otherwise modify, condition or terminate -- any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more policy owners is or would be to the disadvantage of other policy owners. Any new restriction that we would impose will apply to your Policy without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by an underlying portfolio attributable to transfers in your Policy. We will consider one or more of the following factors:

           - the dollar amount of the transfer(s);

           - whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;

           - whether an underlying portfolio has requested that we look into identified unusual or frequent activity in a portfolio;

           - the number of transfers in the previous calendar quarter;

           - whether the transfers during a quarter constitute more than two "round trips" in a particular portfolio. A round trip is a purchase into a portfolio and a subsequent redemption out of the portfolio, without regard to order.

      In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market-timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only and may require your signature. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your Policy will be permanent.

      In addition to our market-timing procedures, the underlying Portfolios may have their own market-timing policies and restrictions. While we reserve the right to enforce the Portfolios' policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the market-timing policies and procedures of the Portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide the Portfolio promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific policy owners who violate the market-timing policies established by the Portfolios.

      In our sole discretion, we may revise our policies and procedures to detect and deter market timing and other frequent trading activity at any time without prior notice.

      None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging or Automatic Portfolio Rebalancing.


      DEATH BENEFIT OPTIONS

      The death benefit provided by the Policy depends upon the death benefit option you choose. You may choose one of two available death benefit options -- the CASH OPTION or the PROTECTION OPTION. If you fail to make an election, the Cash Option will be in effect. At no time will the death benefit be less than the minimum death benefit required so that the Policy qualifies as a life insurance policy under the guideline premium test of Section 7702 of the Internal Revenue Code.

      CASH OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

           (1) the face amount on the insured's date of death; or

           (2) a specified "age limitation percentage," (shown below), multiplied by the policy value on the insured's date of death.

      Under the Cash Option, your death benefit remains level unless the limitation percentage multiplied by the policy value is greater than the face amount; then the death benefit will vary as the policy value varies.

      The limitation percentage is the minimum percentage of policy value we must pay as the death benefit under federal tax requirements. It is based on the age of the insured at the beginning of each policy year. The following table indicates the limitation percentages for the guideline premium test for different ages:

                                  AGE LIMITATION                          PERCENTAGE
                                  --------------         --------------------------------------------
                                   40 and under                              250%
                                     41 to 45               250% minus 7% for each age over age 40
                                     46 to 50               215% minus 6% for each age over age 45
                                     51 to 55               185% minus 7% for each age over age 50
                                     56 to 60               150% minus 4% for each age over age 55
                                     61 to 65               130% minus 2% for each age over age 60
                                     66 to 70               l20% minus 1% for each age over age 65
                                     71 to 75               115% minus 2% for each age over age 70
                                     76 to 90                                105%
                                     91 to 95               105% minus 1% for each age over age 90
                                     96 to 121                               100%

      If the Code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the policy value will increase our risk, and we will increase the cost of insurance we assess from the policy value.

      CASH OPTION GUIDELINE PREMIUM TEST ILLUSTRATION Assume that the insured's age is under 40. Under the Cash Option, a Policy with a $100,000 face amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or be greater than 250 percent of the policy value, any time the policy value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 face amount. Every additional $100 added to the policy value above $40,000 will increase the death benefit by $250.

      Similarly, so long as the policy value exceeds $40,000, every $100 taken out of the policy value will reduce the death benefit by $250. If at any time the policy value multiplied by the limitation percentage is less than the face amount, the death benefit will equal the face amount of the Policy.

      PROTECTION OPTION DEATH BENEFIT EQUALS THE GREATEST OF:

           (1) the face amount plus the policy value on the insured's date of death; or

           (2) the limitation percentage (described above) multiplied by the policy value on the insured's date of death.

      Under the Protection Option, the death benefit always varies as the policy value varies. The Protection Option is only available until the policy anniversary nearest the insured's age 100; at that time we will convert the death benefit option to the Cash Option.

      PROTECTION OPTION GUIDELINE PREMIUM TEST ILLUSTRATION Assume that the insured's age is under 40. Under the Protection Option, a Policy with a face amount of $100,000 will generally pay a death benefit of $100,000 plus the policy value. Thus, a Policy with a policy value of $60,000 will generally have a death benefit of $160,000 ($100,000 + $60,000). The death benefit, however, must be at least 250 percent of the policy value. As a result, if the policy value of the Policy exceeds $66,666, the death benefit will be greater than the face amount plus the policy value. The figure of $66,666 is derived because 250 percent of $66,666 equals $100,000 + $66,666. Every additional $100 of policy value above $66,666 will increase the death benefit by $250.



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
      Similarly, any time the policy value exceeds $66,666, every $100 taken out of policy value will reduce the death benefit by $250. If at any time, the policy value multiplied by the limitation percentage is less than the face amount plus the policy value, then the death benefit will be the face amount plus the policy value of the Policy.

      CHOOSING THE DEATH BENEFIT OPTION The different death benefit options meet different needs and objectives. If you are satisfied with the amount of your insurance coverage and wish to have any favorable policy performance reflected to the maximum extent in increasing actual cash values, you should choose the Cash Option. The Protection Option results primarily in an increased death benefit. In addition, there are other distinctions between the two options which may influence your selection. Given the same face amount and premium the Cash Option will provide guaranteed coverage for a longer period than the Protection Option. This is because of larger cost of insurance charges under the Protection Option resulting from the additional amount of death benefit. However, under the Cash Option, favorable policy performance does not generally increase the death benefit, and the beneficiary will not benefit from any larger actual cash value which exists at the time of the insured's death because of the favorable policy performance.

      You may change the death benefit option while the Policy is in force through a policy adjustment. We may require that you provide us with satisfactory evidence of the insured's insurability before we make a change to the Protection Option. The change will take effect when we approve and record it in our home office. A change in death benefit option may have Federal income tax consequences. See "Federal Tax Status."


      POLICY LOANS

      You may borrow from us using only your Policy as the security for the loan. THE TOTAL AMOUNT OF YOUR LOAN MAY NOT EXCEED 100 PERCENT OF YOUR POLICY VALUE. A loan taken from, or secured by a Policy, may have Federal income tax consequences. See "Federal Tax Status."

      The policy value is the actual cash value of your Policy plus any policy loan. Any policy loan paid to you in cash must be in an amount of at least $100. Policy loans in smaller amounts are allowed under the automatic premium loan provision. We will deduct interest on the loan in arrears. You may obtain a policy loan with a written request or by calling us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, our regular business hours. Policyowners may also submit their requests for policy loans to us by facsimile (FAX) transmission at (651) 665-6955. If you call us you will be asked, for security purposes, for your personal identification and policy number. The Policy will be the only security required for your loan. We will determine your policy value as of the date we receive your request at our home office.

      When you take a loan, we will reduce both the death benefit and the actual cash value by the amount you borrow and any unpaid interest. Unless you direct us otherwise, we will take the policy loan from your guaranteed principal account actual cash value and separate account actual cash value on a pro-rata basis and, from each sub-account in the separate account on a pro-rata basis. The number of units to be sold will be based upon the value of the units as of the end of the valuation period during which we receive your loan request at our home office. This amount shall be transferred to the loan account. The loan account continues to be part of the Policy in the general account. Except in those cases where the policy owner elects to take a loan against 100 percent of the cash value, a policy loan has no immediate effect on policy value since at the time of the loan the policy value is the sum of your actual cash value and any policy loan value.

      The actual cash value of your Policy may decrease between premium due dates. Unfavorable investment experience and the assessment of charges could cause your separate account actual cash value to decline to zero. Policy loans that equal 100 percent of the policy value will immediately cause your policy value to decline to zero. IF YOUR POLICY HAS INDEBTEDNESS AND NO ACTUAL CASH VALUE, THE POLICY WILL LAPSE AND THERE MAY BE ADVERSE TAX CONSEQUENCES; SEE "FEDERAL TAX STATUS." In this event, to keep your Policy in force, you will have to make a loan repayment. We will give you notice of our intent to terminate the Policy and the loan repayment required to keep it in force. The time for repayment will be within 31 days after our mailing of the notice.

      POLICY LOAN INTEREST The interest rate on a policy loan will not be more than the rate shown on page 1 of your Policy. The interest rate charged on a policy loan will not be more than that permitted in the state in which the Policy is delivered.

      Policy loan interest is due:

           - on the date of the death of the insured

           - on a policy adjustment, surrender, lapse, a policy loan transaction

           - on each policy anniversary.

      Loan interest can be paid via check or you may make an online payment through our internet eService Center at www.securianservice.com. If you do not pay the interest on your loan in cash, your policy loan will be increased and your actual cash value will be reduced by the amount of the unpaid interest. The new loan will be subject to the same rate of interest as the loan in effect.

      We will also credit interest to your Policy when there is a policy loan. Interest credits on a policy loan shall be at a rate which is not less than your policy loan interest rate minus 1 percent per year. We allocate policy loan interest credits to your actual cash value as of the date of the death of the insured, on a policy adjustment, surrender, lapse, a policy loan transaction and on each policy anniversary. We allocate interest credits to the guaranteed principal account and separate account following your instructions for the allocation of net premiums.

      Currently, the loan account credits interest, as described above, at a rate which is not less than your policy loan interest rate minus 1 percent per year. However, if the Policy has been in force for ten years or more (including the period any previous Policy was in effect if that previous Policy issued by us was exchanged for this Policy), we will credit your loan at a rate which is equal to the policy loan rate minus
      0.25 percent per year.

      Policy loans may also be used as automatic premium loans to keep your Policy in force if a premium is unpaid at the end of the 31-day grace period following the premium due date. We will make automatic premium loans unless you have requested us not to. Interest on such a policy loan is charged from the date the premium was due. However, in order for an automatic premium loan to occur, the amount available for a loan must be enough to pay at least a quarterly premium. If the loan value is not enough to pay at least a quarterly premium, your Policy will lapse.

      POLICY LOAN REPAYMENTS If your Policy is in force, you may repay your loan in part or in full at any time before the insured's death. Your loan may also be repaid within 60 days after the date of the insured's death, if we have not paid any of the benefits under the Policy. Any loan repayment must be at least $100 unless the balance due is less than $100. We will waive this minimum loan repayment provision for loan repayments made under our automatic payment plan where loan repayments are in an amount of at least $25.

      We allocate loan repayments to the guaranteed principal account until all loans from the guaranteed principal account have been repaid. Thereafter we allocate loan repayments to the guaranteed principal account or the sub-accounts of the Variable Life Account as you direct. In the absence of your instructions, we will allocate loan repayments to the guaranteed principal account actual cash value and separate account actual cash value on a pro-rata basis, and to each sub-account in the separate account on a pro-rata basis.

      Loan repayments reduce your loan account by the amount of the loan repayment.

      A policy loan, whether or not it is repaid, will have a permanent effect on the policy value because the investment results of the sub-accounts will apply only to the amount remaining in the sub-accounts. The effect could be either positive or negative. If net investment results of the sub-accounts are greater than the amount being credited on the loan, the policy value will not increase as rapidly as it would have if no loan had been made. If investment results of the sub-accounts are less than the amount being credited on the loan, the policy value will be greater than if no loan had been made.


      SURRENDER

      You may request a surrender or partial surrender of your Policy at any time while the insured is living. The surrender value of the Policy is the actual cash value plus asset credits and minus unpaid policy charges which are assessed against actual cash value. We determine the surrender value as of the end of the valuation period during which we receive your surrender request at our home office. You may surrender the Policy by sending us the Policy and a written request for its surrender. You may request that the surrender value be paid to you in cash or, alternatively, applied on a settlement option or to provide extended term insurance on the life of the insured.

      We also permit a partial surrender of the actual cash value of the Policy in any amount of $500 or more. The maximum partial surrender is 90 percent of the amount available as a policy loan. The death benefit of the Policy will be reduced by the amount of the partial surrender. With any partial surrender, we will adjust the Policy to reflect the new face amount and actual cash value and, unless otherwise instructed, the existing level of premium payments.

      We are currently waiving the restriction requiring a minimum amount for a partial surrender where a partial surrender from a Policy, which is on stop premium, is being used to pay premiums for sub-standard risks or premiums on any benefits and riders issued as part of the Policy. Transaction fees otherwise applicable to such a partial surrender are also waived.

      On a partial surrender, you may tell us from which Variable Life Account sub-accounts a partial surrender is to be taken or whether it is to be taken in whole or in part from the guaranteed principal account. If you do not, we will deduct partial surrenders from your guaranteed principal account actual cash value and separate account actual cash value on a pro-rata basis and, from each sub-account of the separate account on a pro-rata basis. We will tell you, on request, what amounts are available for a partial surrender under your Policy.

      We will pay a surrender or partial surrender as soon as possible, but not later than seven days after we receive your written request for surrender. However, if any portion of the actual cash value to be surrendered is attributable to a premium or non-repeating premium payment made by non-guaranteed funds such as a personal check, we will delay mailing that portion of the surrender proceeds until we have reasonable assurance that the payment has cleared and that good payment has been collected. The amount you receive on surrender may be more or less than the total premiums paid for your Policy.

      FREE LOOK

      It is important to us that you are satisfied with any policy adjustments to increase the premium. If your policy is adjusted and the adjustment results in an increased premium, you may return the Policy within 10 days of receiving the policy adjustment. If you return the Policy, the requested premium increase adjustment will be cancelled. We will send you a refund of any additional premiums paid within seven days of the date we receive your notice of cancellation for that adjustment.



      EXCHANGE OFFER



      Minnesota Life, along with the Separate Account and Securian Financial, Services, Inc. ("Securian Financial"), has filed an application with the SEC seeking approval of the terms of a proposed offer of exchange that would permit us to offer an exchange of the Policy for a newer variable universal life insurance policy with more current features and benefits, also issued by Minnesota Life.



      If the SEC approves the terms of the proposed exchange offer, eligible owners of the Policy would be able to exchange their Policy for a Minnesota Life flexible premium variable universal life insurance (VUL Defender) policy. We intend to make the exchange offer available to Policy owners: (i) who have held their Policy for at least ten years,
      (ii) whose Policy was not subject to a premium increase during the three years, and (iii) whose Policy has a current face amount of at least $10,000. We will explain the specific terms and conditions of the exchange offer at the time the offer is made.



      Policy owners who might be interested in exchanging their Policy for the VUL Defender policy should contact their Securian Financial registered representative for additional information regarding the availability of the exchange offer. We will pay lower compensation to registered representatives of sales of VUL Defender policies that are part of the exchange offer.



      Following SEC approval of the exchange offer, we will provide interested Policy owners with information explaining the terms of the offer and the benefits and risks associated with exchanging their existing Policy for the VUL Defender policy. Policy owners and their registered representative should review the information provided and the relevant prospectuses when deciding whether the exchange offer would be beneficial to the Policy owner.



      POLICY CHARGES

      PREMIUM CHARGES Premium charges vary depending on whether the premium is a scheduled premium or a non-repeating premium. Generally, the word "premium" when used in this prospectus means a scheduled premium only. Charges for sub-standard risks and charges for additional agreements are deducted from the premium to calculate the base premium. The SUB-STANDARD RISK CHARGE is for providing the death benefit for policies whose mortality risks exceed the standard. Factors that we consider when categorizing a risk as sub-standard risk include: a dangerous avocation or occupation, medical conditions, family history of disease, bad driving record, high-risk personal habits (e.g. drug use), obesity, high blood pressure or high levels of cholesterol. Charges for additional agreements are shown in the Summary Fee Tables under "Summary of Benefits and Risks."

      From base premiums we deduct a sales charge, an additional face amount charge and a premium charge.

          (1) The SALES CHARGE consists of a deduction from each premium of up to 44 percent. The sales charge applies only to base premiums, scheduled to be paid in the 12-month period following the policy date, or any policy adjustment involving an increase in base premium or any policy adjustment occurring during a period when a sales charge is being assessed. It will also apply only to that portion of an annual base premium necessary for an original issue whole life plan of insurance under the Cash Option. In other words, the amount of any base premium in excess of this amount will not be subject to the sales charge.

                Only adjustments that involve an increase in base premium in excess of the highest base premium ever paid on the Policy will result in an additional sales charge being assessed on that increase in premium. If any adjustment occurs during a period when a sales charge is being collected and the adjustment results in an increase in base premium, an additional sales charge, not to exceed 44 percent of the increase in base premium, will be added to the uncollected portion of the sales charge that was being collected prior to the adjustment. This total amount of sales charge will then be collected during the 12-month period following the adjustment.

                If any adjustment occurs during the 12-month period when a sales charge is being collected and the adjustment does not result in an increase in base premium, a portion or all of the remaining sales charge will be collected during the 12-month period following the adjustment.

                For examples of how we compute the sales charge and the additional face amount charge, see Appendix A.

                The sales charge is designed to compensate us for some of the distribution expenses incurred with respect to the Policies. (Additional distribution expenses are covered by all or a portion of the premium charge described below.) The amount of the sales charge in any policy year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the sales charge or the premium charge, we will recover them from our other assets or surplus including profits from the mortality and expense risk charge.

          (2) The ADDITIONAL FACE AMOUNT CHARGE is an amount not to exceed $5 per $1,000 of face amount of insurance. This amount may vary by the age of the insured and the premium level for a given amount of insurance. This charge is made ratably from premiums scheduled to be paid during the first policy year and during the twelve months following certain policy adjustments. The additional face amount charge is designed to compensate us for the administrative costs associated with issuance or adjustment of the Policies, including the cost of processing applications, conducting medical exams, classifying risks, determining insurability and risk class and establishing policy records.

          (3) The PREMIUM CHARGE of 6 percent is deducted from each base premium. This charge is designed to cover sales commissions in early policy years and other charges related to premiums in later policy years, such as administrative expenses and taxes.

      NON-REPEATING PREMIUMS    Non-repeating premiums are currently subject to
      a premium charge of 3 percent. We do not assess a sales charge or an additional face amount charge against non-repeating premiums.

      ACTUAL CASH VALUE CHARGES    In addition to deductions from premiums and
      non-repeating premiums, we assess from the actual cash value of a Policy a monthly policy charge, the cost of insurance charge and transaction charges. These charges are as follows:

          (1) The MONTHLY POLICY CHARGE is designed to cover certain of our administrative expenses, including those attributable to the records we create and maintain for your Policy. The monthly policy charge is $8 plus $.02 per $1,000 of face amount for policies issued using the

                1980 CSO Tables and $10 plus $0.02 per $1,000 of face amount for policies using the 2001 CSO Tables. We can increase this charge, but it will never exceed $10 plus $.03 per $1,000 of face amount.

          (2) The COST OF INSURANCE CHARGE compensates us for providing the death benefit under a Policy. The minimum guaranteed monthly charge is $0.01 per $1,000 of net amount at risk and the maximum guaranteed monthly charge is $83.33 per $1,000 of net amount at risk. The minimum and maximum cost of insurance charge will remain the same for policies issued using the 1980 CSO Tables and for those using the 2001 CSO Tables. The maximum cost of insurance charges will occur at later ages for policies issued after October 31, 2008 due to the longer life expectancies built into the 2001 CSO Tables. The charge is calculated by multiplying the net amount at risk under your Policy by a rate which varies with the insured's age, gender, risk class, the level of scheduled premiums for a given amount of insurance, duration of the Policy, allocation of policy value and the tobacco use of the insured. We occasionally review the adequacy of our cost of insurance rates and may adjust those charges prospectively depending upon our expectations about our future mortality and expense experience, lapse rates, taxes, investment earnings and profit considerations. The rate is guaranteed not to exceed the maximum charges for mortality derived from the 1980 Commissioners Standard Ordinary Mortality Tables for policies issued prior to October 31, 2008 and will not exceed the maximum charges for mortality derived from the 2001 Commissioners Standard Ordinary Mortality Tables for policies issued after October 31, 2008. The net amount at risk is the death benefit under your Policy less your policy value. The net amount at risk varies with investment performance, payment of premiums and policy charges. Where circumstances require, we will base our rates on "unisex," rather than sex-based, mortality tables.

          (3) The TRANSACTION CHARGES are for expenses associated with processing transactions. There is a POLICY ADJUSTMENT TRANSACTION CHARGE of $25 for each policy adjustment (a change in premium, face amount, death benefit option or plan of insurance).

                If the only policy adjustment is a partial surrender, the PARTIAL SURRENDER TRANSACTION CHARGE shall be the lesser of $25 or 2 percent of the amount surrendered.

                We also reserve the right to make a TRANSFER TRANSACTION CHARGE, not to exceed $25, for each transfer of actual cash value among the guaranteed principal account and the sub-accounts of the Variable Life Account. Currently, no transfer transaction charge is assessed.

                We may also make a charge, not to exceed $25, for each returned check.

      We assess the monthly policy charge and cost of insurance charge against your actual cash value on the monthly policy anniversary. In addition, we assess such charges on the occurrence of the death of the insured, policy surrender, lapse or a policy adjustment.

      We assess transaction charges against your actual cash value at the time of a policy adjustment, when a transfer is made, or when a check is returned. In the case of a transfer, the charge is assessed against the amount transferred.

      Ordinarily, we assess charges against your guaranteed principal account actual cash value and separate account actual cash value on a pro-rata basis and from each sub-account in the separate account on a pro-rata basis. However, if you instruct us in writing, we will assess the monthly policy charge and the cost of insurance charge against the guaranteed principal account or the sub-account(s) that you specify.

      SEPARATE ACCOUNT CHARGES    We assess a mortality and expense risk charge
      directly against the assets held in the Variable Life Account. The mortality and expense risk charge compensates us for assuming the risks that cost of insurance charges will be insufficient to cover actual mortality experience and that the other charges will not cover our expenses in connection with the Policy. We deduct the mortality and expense risk charge from Variable Life Account assets on each valuation date at an annual rate of 0.50 percent of the average daily net assets of the Variable Life Account.

      PORTFOLIO COMPANY CHARGES    Charges are deducted from and expenses paid
      out of the assets of the Fund Portfolio Companies, as described in the prospectus for those companies.

      CHARGES FOR AGREEMENTS    We assess the following monthly charges for
      supplemental insurance benefits that you may add to your Policy by
      Agreement:

      WAIVER OF PREMIUM AGREEMENT - the minimum guaranteed annual charge is $0.12 per $1,000 of face amount and the maximum guaranteed annual charge is $11.24 per $1,000 of face amount.

      INFLATION AGREEMENT - the guaranteed annual charge is $8.00.

      FACE AMOUNT INCREASE AGREEMENT - the minimum guaranteed annual charge is $0.65 per $1,000 of agreement coverage and the maximum guaranteed annual charge is $2.29 per $1,000 of agreement coverage.

      BUSINESS CONTINUATION AGREEMENT - the minimum guaranteed annual charge is $0.10 per $1,000 of agreement coverage and the maximum guaranteed annual charge is $35.04 per $1,000 of agreement coverage.

      FAMILY TERM AGREEMENT - the guaranteed annual charge is $5.00 per $1,000 of agreement coverage.

      EARLY VALUES AGREEMENT - the maximum guaranteed charge is 10 percent of premium.


      OTHER POLICY PROVISIONS

      BENEFICIARY    When we receive proof satisfactory to us of the insured's
      death, we will pay the death proceeds of a Policy to the beneficiary or beneficiaries named in the application for the Policy unless the owner has changed the beneficiary. In that event, we will pay the death proceeds to the beneficiary named in the last change of beneficiary request.

      If a beneficiary dies before the insured, that beneficiary's interest in the Policy ends with that beneficiary's death. Only beneficiaries who survive the insured will be eligible to share in the death proceeds. If no beneficiary survives the insured we will pay the death proceeds of this Policy to the owner, if living, otherwise to the owner's estate, or, if the owner is a corporation, to it or its successor.

      You may change the beneficiary designated to receive the proceeds. If you have reserved the right to change the beneficiary, you can file a written request with us to change the beneficiary. If you have not reserved the right to change the beneficiary, the written consent of the irrevocable beneficiary will be required.

      Your written request will not be effective until it is recorded in our home office. After it has been so recorded, it will take effect as of the date you signed the request. However, if the insured dies before the request has been so recorded, the request will not be effective as to those death proceeds we have paid before your request was recorded in our home office records.

      PAYMENT OF PROCEEDS    The amount payable as death proceeds upon the
      insured's death will be the death benefit provided by the Policy, plus any additional insurance on the insured's life provided by an additional benefit agreement, if any, minus any policy charges and minus any policy loans. In addition, if the Cash Option is in effect at the insured's death, we will pay to the beneficiary any part of a paid premium that covers the period from the end of the policy month in which the insured died to the date to which premiums are paid. Normally, we will pay any policy proceeds within seven days after our receipt of all the documents required for such a payment. Other than the death proceeds, which are determined as of the date of death of the insured, we will determine the amount of payment as of the end of the valuation period during which a request is received at our home office.

      We reserve the right to defer policy payments, including policy loans, for up to six months from the date of your request, if such payments are based upon policy values which do not depend on the investment performance of the Variable Life Account. In that case, if we postpone a payment other than a policy loan payment for more than 31 days, we will pay you interest at 3 percent per year for the period beyond that time that payment is postponed. For payments based on policy values which do depend on the investment performance of the Variable Life Account, we may defer payment only:

          (1) for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closing); or

          (2) when the SEC has determined that a state of emergency exists which may make such payment impractical.

      If mandated under applicable law, we may be required to block a Policy Owner's account and thereby refuse to process any request for transfer, surrender, partial surrender, policy loan or death benefit proceeds, until instructions are received from the appropriate regulator. We may also be required to provide information about you and your account to government regulators.

      SETTLEMENT OPTIONS    The proceeds of a Policy will be payable if the
      Policy is surrendered, or we receive proof satisfactory to us of the insured's death. These events must occur while the Policy is in force. In general, we will pay the proceeds at our home office and in a single sum unless a settlement option has been selected. We will deduct any indebtedness and unpaid charges from the proceeds. Proof of any claim under this Policy must be submitted in writing to our home office.

      We will pay interest on single sum death proceeds from the date of the insured's death until the date of payment. Interest will be at an annual rate determined by us, but never less than 3 percent.

      The proceeds of a Policy may be paid in other than a single sum and you may, during the lifetime of the insured, request that we pay the proceeds under one of the Policy's settlement options. We may also use any other method of payment that is agreeable to both you and us. A settlement option may be selected only if the payments are to be made to a natural person in that person's own right, and if the periodic installment or interest payment is at least $20.

      You may also choose to place the proceeds in a Minnesota Life Benefit Account until you elect a single sum payment or a settlement option. The Benefit Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to you, and you will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Minnesota Life, the bank will receive the amount you request as a transfer from our general account. The Benefit Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, the Benefit Account is backed by the financial strength of Minnesota Life, although it is subject to the claims of our creditors.

      Each settlement option is payable in fixed amounts as described below. The payments do not vary with the investment performance of the Variable Life Account.



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      OPTION 1 -- INTEREST PAYMENTS

      We will pay interest on the proceeds at such times and for a period that is agreeable to you and us. Withdrawals of proceeds may be made in amounts of at least $500. At the end of the period, any remaining proceeds will be paid in either a single sum or under any other method we approve.


      OPTION 2 -- PAYMENTS FOR A SPECIFIED PERIOD

      We will make payments for a specified number of years.


      OPTION 3 -- LIFE INCOME

      We will make payments monthly during the lifetime of the person who is to receive the income, terminating with the last monthly payment immediately preceding that person's death. We may require proof of the age and gender of the annuitant.


      OPTION 4 -- PAYMENTS OF A SPECIFIED AMOUNT

      We will pay a specified amount until the proceeds and interest are fully paid.

      If you request a settlement option, you will be asked to sign an agreement covering the election which will state the terms and conditions of the payments. Unless you elect otherwise, a beneficiary may select a settlement option after the insured's death.

      The minimum amount of interest we will pay under any settlement option is 3 percent per year. Additional interest earnings, if any, on deposits under a settlement option will be payable as we determine.

      ASSIGNMENT    The Policy may be assigned. The assignment must be in
      writing and filed at our home office. We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any proceeds which become payable to an assignee will be payable in a single sum. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.

      MISSTATEMENT OF AGE OR GENDER    If the insured's age or gender has been
      misstated, we will adjust the amount of proceeds payable under the Policy to reflect cost of insurance charges based upon the insured's correct age or gender.

      INCONTESTABILITY    After a Policy has been in force during the insured's
      lifetime for two years from the original policy date, we may not contest the Policy, except for fraud or for nonpayment of premium. However, if there has been a policy adjustment, reinstatement or any other policy change for which we required evidence of insurability, we may contest that policy adjustment, reinstatement or change for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy adjustment, reinstatement or change.

      SUICIDE    If the insured, whether sane or insane, dies by suicide,
      within two years of the original policy date, our liability will be limited to an amount equal to the premiums paid for the Policy. If there has been a policy adjustment, reinstatement or any other policy change for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the policy adjustment, reinstatement or change our liability with respect to the policy adjustment, reinstatement or change will be limited to an amount equal to the premiums paid for the policy adjustment, reinstatement or change.



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      REPORTS    At least once each year we will send you a report. This report will include the actual cash value, the face amount and the variable death benefit as of the date of the report. It will also show the premiums paid during the policy year, policy loan activity and the policy value. We will send the report to you without cost. The information in the report will be current as of a date within two months of its mailing.


      ABANDONED PROPERTY REQUIREMENTS.    Every state has unclaimed property
      laws which generally declare insurance policies to be abandoned after a period of inactivity of three to five years from the policy's maturity date or date the death benefit is due and payable. For example, if the payment of Death Benefit proceeds has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit proceeds in a timely manner, the Death Benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit proceeds (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please call us at 1-800-277-9244 between the hours of 8:00 a.m. and 5:00 p.m., Central time, to make such changes.



      ADDITIONAL BENEFITS

      You may be able to obtain additional policy benefits, subject to underwriting approval. We will provide these benefits by a rider to the Policy, which may require the payment of additional premium.

      WAIVER OF PREMIUM AGREEMENT    The Waiver of Premium Agreement requires
      an additional premium and provides for the payment of policy premium in the event of the insured's disability.

      INFLATION AGREEMENT    The Inflation Agreement requires an additional
      premium and provides for a face amount increase equal to twice the percentage increase in the consumer price index during the previous three years, subject to a maximum of $100,000.

      FACE AMOUNT INCREASE AGREEMENT    The Face Amount Increase Agreement
      requires an additional premium and provides for increases in the face amount, without evidence of insurability, at specified ages of the insured.

      BUSINESS CONTINUATION AGREEMENT    The Business Continuation Agreement
      requires an additional premium and allows you to purchase a specified amount of additional insurance, without evidence of insurability, at the death of another person previously designated by you.

      FAMILY TERM RIDER    The Family Term Rider requires an additional premium
      and provides a fixed amount of term insurance on children of an insured.

      EXCHANGE OF INSUREDS AGREEMENT    The Exchange of Insureds Agreement
      requires no additional premium and allows for the transfer of existing insurance coverage to another insured within a business setting. Because the exchange is generally a taxable event, you should consult a tax advisor about the tax consequences before making such an exchange.

      ACCELERATED BENEFITS AGREEMENT    The Accelerated Benefits Agreement is
      issued without additional premium. It allows you to receive a significant portion of your Policy's death benefit, if the insured develops a terminal condition due to sickness or injury.

      EARLY VALUES AGREEMENT    The Early Values Agreement requires an
      additional premium, payable for ten years, and waives a portion of policy charges in the first policy year.



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      EXTENDED MATURITY AGREEMENT    The Extended Maturity Agreement requires
      no additional premium and provides for the continuation of the Policy beyond the maturity age of the insured.



OTHER MATTERS

      FEDERAL TAX STATUS

      INTRODUCTION    The discussion of federal taxes is general in nature and
      is not intended as tax advice. Each person concerned should consult a tax adviser. This discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (the "IRS"). We have not considered any applicable state or other tax laws.

      TAXATION OF MINNESOTA LIFE AND THE VARIABLE LIFE ACCOUNT    We are taxed
      as a "life insurance company" under the Internal Revenue Code (the "Code"). The operations of the Variable Life Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on income dividends received by the Variable Life Account or on capital gains arising from the Variable Life Account's activities. The Variable Life Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

      At the present time, we make no charge to the Variable Life Account for any federal, state or local taxes that we incur that may be attributable to such Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Life Account or the Policies.

      In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the separate accounts, principally because: (i) the majority of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the separate account receives; and (ii) under applicable income tax law for purposes of both the dividends received deductions and the foreign tax credits, contract owners are not the owners of the assets generating those benefits.

      TAX STATUS OF POLICIES    Under Section 7702 of the Code, life insurance
      contracts such as the Policies will be treated as life insurance for federal tax purposes if certain tests are met. There is limited guidance on how these tests are to be applied.

      However, the IRS has issued proposed regulations that would specify what will be considered reasonable mortality charges under Section 7702. In light of these proposed regulations and the other available guidance on the application of the tests under Section 7702, we believe that a Policy issued on a standard risk should meet the statutory definition of a life insurance contract under Section 7702. With respect to a Policy issued on a sub-standard basis (i.e., a premium class involving higher than standard mortality risk), there is insufficient guidance to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract. If a Policy were determined not to be a life insurance contract under Section 7702 of the Code, that Policy would not provide most of the tax advantages normally provided by a life insurance contract.



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      If it is subsequently determined that a Policy does not satisfy Section
      7702, we may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702 of the Code.

      In rare circumstances, if we receive and allocate your premium before its due date, your Policy will fail to qualify as life insurance. To prevent your Policy from failing to qualify as life insurance, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed principal account or sub-accounts of the Variable Life Account.

      DIVERSIFICATION OF INVESTMENTS    Section 817(h) of the Code authorizes
      the Treasury Department to set standards by regulation or otherwise for the investments of the Variable Life Account to be "adequately diversified" in order for the certificate to be treated as a life insurance contract for federal income tax purposes. The Variable Life Account, through the Fund and the Portfolios, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the portfolio's assets may be invested. Although the investment adviser of the Securian Funds Trust is an affiliate of ours, we do not control the Securian Funds Trust or the investments of its portfolios. Nonetheless, we believe that each portfolio of the Securian Funds Trust in which the Variable Life Account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Contract owners bear the risk that the entire Policy could be disqualified as a life insurance contract under the Code due to the failure of the Variable Life Account to be deemed to be "adequately diversified."

      OWNER CONTROL    In certain circumstances, owners of variable life
      policies may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the contract owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion.

      The Internal Revenue Service has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. We believe that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of a contract owner under the contract will not result in any contract owner being treated as the owner of the assets of the Variable Life Account. However, we do not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, we reserve the right to modify the contract as necessary to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the Variable Life Account.

      The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

      TAX TREATMENT OF POLICY BENEFITS    On the death of the insured, we
      believe that the death benefit provided by the Policies will be excludable from the gross income of the beneficiary under Section 101(a) of the Code. If you receive an accelerated benefit, that benefit may be taxable and you


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      should seek assistance from a tax adviser. You are not currently taxed on any part of the inside build-up of cash value until you actually receive cash from the Policy. However, taxability may also be determined by your contributions to the Policy and prior Policy activity.

      Depending on the circumstances, the exchange of a Policy, the receipt of a Policy in an exchange, a change in the Policy's death benefit option (e.g., a change from Cash Option to Protection Option), a policy loan, a partial surrender, a complete surrender, a change in ownership, a change of insured, an adjustment of the face amount, or an assignment of the Policy may have federal income tax consequences. If you are considering any such transactions, you should consult a tax adviser before effecting the transaction.

      We also believe that Policy loans will be treated as indebtedness and will not be currently taxable as income to you unless your Policy is a modified endowment contract, as described below. However, whether a modified endowment contract or not, the interest paid on Policy loans will generally not be tax deductible. There may be adverse tax consequences when a Policy with a Policy loan is lapsed or surrendered.

      A complete surrender or partial surrender of the actual cash values of a Policy may have tax consequences. On surrender, you will not be taxed on values received except to the extent that they exceed the gross premiums paid under the Policy, reduced by any previously received excludable amounts ("cost basis"). An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the face amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to you in order for the Policy to continue complying with the Section 7702 definitional limits. In the latter case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Finally, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of any Policy loan exceeds the cost basis of the Policy, the excess will generally be treated as ordinary income, subject to tax.

      MODIFIED ENDOWMENT CONTRACTS    It should be noted, however, that under
      the Code the tax treatment described above is not available for Policies characterized as modified endowment contracts. In general, policies with a high premium in relation to the death benefit may be considered modified endowment contracts. The Code requires that the cumulative premiums paid on a life insurance policy during the first seven contract years not exceed the sum of the net level premiums which would be paid under a 7-pay life policy. If those cumulative premiums exceed the 7-pay life premiums, the policy is a modified endowment contract.

      Modified endowment contracts are still treated as life insurance with respect to the tax treatment of death proceeds and to the extent that the inside build-up of cash value is not taxed on a yearly basis. However, any amounts you receive, such as dividends, cash withdrawals, loans and amounts received from a partial or total surrender of the Policy are subject to the same tax treatment as distributions under an annuity (i.e., such distributions are generally treated as taxable income to the extent that the account value immediately before the distribution exceeds the cost basis of the Policy). This tax treatment includes a 10 percent additional income tax which is imposed on the portion of any distribution that is included in income except where the distribution or loan is made on or after the date you attain age 59 1/2, or is attributable to your becoming disabled, or as part of a series of substantially equal periodic payments for your life or the joint lives of you and your beneficiary.

      Compliance with the 7-pay test does not imply or guarantee that only seven payments will be required for the initial death benefit to be guaranteed for life. Making additional payments or reducing the benefits (for example, through a partial withdrawal, a change in death benefit option, or a scheduled


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      reduction) may either violate the 7-pay test or reduce the amount that may be paid in the future under the 7-pay test. Further, reducing the death benefit at any time will require retroactive retesting and could result in a failure of the 7-pay test regardless of any of our efforts to provide a payment schedule that will not violate the 7-pay test.

      Any Policy received in an exchange for a modified endowment contract will be considered a modified endowment contract and will be subject to the tax treatment accorded to modified endowment contracts. Accordingly, you should consult a tax adviser before effecting an exchange of any life insurance policy.

      A Policy that is not originally classified as a modified endowment contract can become so classified if there is a reduction in benefits at any time or if a material change is made in the contract at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation.

      The modified endowment contract provisions of the Code apply to all policies entered into on or after June 21, 1988 that fail to meet the 7-pay test described above and to a Policy that is received in exchange for a modified endowment contract. It should be noted, in addition, that a Policy which is subject to a "material change" shall be treated as newly entered into on the date on which such material change takes effect. Appropriate adjustment shall be made in determining whether such a Policy meets the 7-pay test by taking into account the previously existing cash surrender value.

      In rare circumstances, if we receive and allocate your premium before its due date, your Policy will become a modified endowment contract. To prevent your Policy from becoming a modified endowment contract, we will hold your premium in a non-interest bearing account until its due date, at which time we will allocate your premium to the guaranteed principal account or sub-accounts of the Variable Life Account.

      If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as distributions from a modified endowment contract. Distributions from a Policy within two years before it becomes a modified endowment contract will also be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

      Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective Policy owner should contact a tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. You should also contact a tax adviser before paying any non-repeating premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

      MULTIPLE POLICIES    Under the Code, all modified endowment contracts,
      issued by us (or an affiliated company) to the same Policy owner during any calendar year will be treated as one modified endowment contract for purposes of determining the amount includable in gross income under
      Section 72(e) of the Code. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise. For further information on current aggregation rules under this provision, see your own tax adviser.

      WITHHOLDING    To the extent Policy distributions are taxable, they are
      generally subject to income tax withholding. Recipients can generally elect, however, not to have tax withheld from distributions.



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      OTHER TAXES    The transfer of the Policy or the designation of a
      beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the Policy owner, may have Generation-Skipping Transfer tax considerations under Section 2601 of the Code.

      The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. That situation will also determine how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate inheritance, generation skipping transfer and other taxes.

      In addition, while we intend for the Policy to remain in force through the insured's age 121, the tax consequences associated with a Policy remaining in force after the insured's 100th birthday are unclear. You should consult a tax adviser in all these circumstances.

      OTHER TRANSACTIONS    Changing the Policy owner may have tax
      consequences. Exchanging this Policy for another involving the same insureds should have no federal income tax consequences if there is no debt and no cash or other property is received, according to Section 1035(a)(1) of the Code. The new Policy would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a modified endowment contract. An exchange of a life insurance contract for a new life insurance contract may, however, result in a loss of grandfathering status for statutory changes made after the old Policy was issued.

      REINSTATEMENTS    You may have adverse tax consequences if you request
      that we reinstate your Policy after it has terminated with no cash value or for non-payment of premiums. For example, reinstatements that occur more than ninety days after a policy terminates with no cash value or for non-payment of premium could automatically be classified as a MEC. You should consult your tax advisor before you reinstate your Policy.

      BUSINESS USES OF POLICY    The Policies may be used in various
      arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of such Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser regarding the tax attributes of the particular arrangement.

      EMPLOYER-OWNED LIFE INSURANCE CONTRACTS    The Pension Protection Act of
      2006 added new section 101(j) of the Code which provides that unless certain eligibility, notice and consent requirements are satisfied and either (1) certain rules relating to the insured employee's status are satisfied or (2) certain rules relating to the payment of the "amount received under the contract" to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract (or certificate) owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. It is the employer's responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the


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      notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

      SPLIT DOLLAR ARRANGEMENTS    A tax adviser should also be consulted with
      respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser. Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

      Although the prohibition on loans is generally effective as of the Act's effective date of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

      ALTERNATIVE MINIMUM TAX    There may also be an indirect tax upon the
      income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

      ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES    The transfer of
      the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the policy owner's estate for purposes of federal estate tax if the insured owned the Policy. If the policy owner was not the insured, the fair market value of the Policy would be included in the policy owner's estate upon the policy owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

      Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the policy owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

      Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

      The American Taxpayer Relief Act of 2012 ("ATRA") was enacted on January 2, 2013, and succeeds many of the provisions of the Economic Growth and Tax Reconciliation Act of 2001 ("EGTRRA"), which expired on December 31, 2012. ATRA establishes permanent exclusion amounts and rate structures for transfer taxes resulting from deaths, gifts, and generation skipping transfers that occur after December 31, 2012. The estate, gift, and generation skipping transfer tax exclusion amounts


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      established under ATRA are annually adjusted for inflation. In addition,
      ATRA makes several transfer tax provisions originally introduced by EGTRRA permanent.


      For 2016, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,450,000 and 40%, respectively.


      The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your Beneficiaries under all possible scenarios.

      It should be understood that the foregoing description of the federal income, gift and estate tax consequences under the Policies is not exhaustive and that special rules are provided with respect to situations not discussed. Statutory changes in the Code, with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, a person contemplating the purchase of a variable life insurance Policy or exercising elections under such a Policy should consult a tax adviser.

      TAX SHELTER REGULATIONS.    Prospective owners that are corporations
      should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

      MEDICARE TAX ON INVESTMENT INCOME.    Beginning in 2013, a 3.8% tax may
      be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

      LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO.    In Rev. Rul.
      2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

      LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS.
        Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.

      Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.


      VOTING RIGHTS

      We will vote the Fund shares held in the various sub-accounts of the Variable Life Account at regular and special shareholder meetings of the Funds in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your Policy's actual cash value in a sub-account by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Funds for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited prior to such meeting in accordance with procedures established by the Funds. We will vote Fund shares held by the Variable Life Account as to which no instructions are received in proportion to the voting instructions which are received from policy owners with respect to all Policies participating in the Variable Life Account. As a result of proportional voting, the vote of a small number of policy owners could determine the outcome of a proposal subject to shareholder vote.

      We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment policies of the Funds or approve or disapprove an investment advisory contract of the Funds. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment advisers of the Funds if we reasonably disapprove of such changes. A change would be disapproved only

          - if the proposed change is contrary to state law or disapproved by state regulatory authorities on a determination that the change would be detrimental to the interests of policy owners or

          - if we determined that the change would be inconsistent with the investment objectives of the Funds or would result in the purchase of securities for the Funds which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives.

      In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.


      COMPENSATION PAID FOR THE SALE OF THE POLICIES


      Securian Financial, whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the state of Minnesota. Securian Financial, an affiliate of Minnesota Life, is the principal underwriter of the Policies. Securian Financial and other authorized broker-dealers sell Policies through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of Policies by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a Policy is determined by his or her broker-dealer. In the case of Policies sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges to the Policy that are in addition to the Policy Charges described elsewhere in this prospectus.


      PAYMENTS TO REGISTERED REPRESENTATIVES OF SECURIAN FINANCIAL    Except
      for the Early Values Agreement, commissions to registered representatives of Securian Financial on the sale of Policies include: up to 62.1 percent of gross premium in the first policy year; up to 6.2 percent of the gross premium in policy years two through ten; up to 1.6 percent in policy years thereafter; and 0 percent of non-repeating premiums. The commission will apply to the portion of the annual base premium necessary for an original issue whole life plan of insurance under the Cash Option. On premiums received in excess of that amount we will pay commissions up to
      4.94 percent in policy years one through ten and up to 1.6 percent thereafter. We may also pay additional compensation of up to 0.14 percent of the actual cash value in policy years two and later. For policies that have the Early Values Agreement, commissions of up to 20.0 percent of gross premium in the first year is paid; up to 10.9 percent of the gross premium in years two through ten is paid; and up to 1.6 percent of the gross premium in policy years thereafter is paid.

      In addition, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, we and Securian Financial will award credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits also cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We will also pay qualifying Securian Financial registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, qualifying registered representatives of Securian Financial are also eligible for financing arrangements, insurance benefits, and other benefits based on their contract with us.

      We make additional payments for sales of the Policies to general agents who manage registered representatives. Payments to general agents vary and depend on many factors including the commissions and amount of proprietary products sold by registered representatives supervised by the general agent. General Agents may also be eligible for insurance benefits, other cash benefits, and non-cash compensation such as conventions and other meetings.

      PAYMENTS TO BROKER-DEALERS    We pay compensation for the sale of the
      Policies by affiliated and unaffiliated broker-dealers. The compensation that we pay to broker-dealers for the sale of the Polices is generally not expected to exceed, on a present value basis, the aggregate amount of compensation that we pay with respect to sales made by registered representatives of Securian Financial. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Policy.

      All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Policy over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker-dealer are compensated for selling the Policies.



      CYBERSECURITY



      Our variable insurance product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your product values. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our online service centers or with the Portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. While the Company has implemented administrative, technical and physical safeguards that are reasonably designed to protect confidential customer information and confidential business information, there can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.



      LEGAL PROCEEDINGS

      Like other life insurance companies, we are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Life Account, the ability of Securian Financial Services, Inc. to perform its contract with the Variable Life Account, or the ability of Minnesota Life to meet its obligations under the Policies. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. There are no pending or threatened lawsuits that will materially impact the Variable Life Account.


      REGISTRATION STATEMENT

      We have filed with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This prospectus does not contain all the information set forth in the registration statement, including the amendments and exhibits filed as a part thereof. Reference is hereby made to the Statement of Additional Information and the exhibits filed as part of the registration statement for further information regarding the Account, Minnesota Life and the Policies.

SPECIAL TERMS

      As used in this prospectus, the following terms have the indicated meanings:

      ACTUAL CASH VALUE:    the value of your interest in the Variable Life
      Account and the value of your interest in the guaranteed principal account under a Policy. Each is valued separately. Actual cash value does not include the loan account.

      ASSET CREDIT:    an amount we may contribute each month to your actual
      cash value in each subaccount or the guaranteed principal account. The asset credit on an annual basis equals the following amounts: (1) for policies issued using the 1980 CSO Mortality Tables, 0.40 percent of your actual cash value in each subaccount or the guaranteed principal account; and (2) for policies issued using the 2001 CSO Mortality Tables, the asset credit may range from 0.05 to 0.50 percent of your actual cash value in a subaccount or the guaranteed principal account. Payment of the asset credit will not affect the charges or expenses we take from your policy. We may discontinue the payment of asset credits at any time in our sole discretion.

      BASE PREMIUM:    the premium less any amount deducted from the premium
      for additional benefits and for sub-standard risks.

      CODE:    the Internal Revenue Code of 1986, as amended.

      FUNDS:    the mutual funds or separate investment portfolios within
      series mutual funds which we have designated as an eligible investment for the Variable Life Account.

      GUARANTEED PRINCIPAL ACCOUNT:    the portion of the general account of
      Minnesota Life which is attributable to Policies of this class, exclusive of policy loans. It is not a separate account or a division of the general account.

      LOAN ACCOUNT:    the portion of the general account attributable to
      policy loans under Policies of this type. The loan account balance is the sum of all outstanding loans under this Policy.

      NON-REPEATING PREMIUM:    a payment made to this Policy in addition to
      its scheduled payments.

      PAID UP:    the status of the Policy when its policy value is such that no further premiums are required to provide the death benefit.

      POLICY OWNER:    the owner of a Policy.

      POLICY VALUE:    the actual cash value of a Policy plus any policy
      loan.

      POLICY YEAR:    a period of one year beginning with the policy date or a
      policy anniversary.

      PREMIUM:    a scheduled payment required for this Policy.

      PRO-RATA:    a ratio that is derived by dividing a Policy Owner's actual cash value in a subaccount or in the guaranteed principal account by the actual cash value of the Policy.

      VALUATION DATE:    each date on which a Fund Portfolio values its assets.
      Fund Portfolio assets are valued at the end of a Valuation Date (typically 3:00 p.m. Central Time).

      VALUATION PERIOD:    the period between the end of successive valuation
      dates.

      VARIABLE LIFE ACCOUNT:    a separate investment account called the
      Minnesota Life Variable Life Account, composed of sub-accounts. The investment experience of its assets is kept separate from our other assets.

      WE, OUR, US:    Minnesota Life Insurance Company.

      YOU, YOUR:    the policy owner.



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
APPENDIX A

      EXAMPLE OF SALES CHARGE AND ADDITIONAL FACE AMOUNT CHARGE COMPUTATION

      As an example of the method we use to compute sales charge and additional face amount charge, assume a protection plan of insurance guaranteeing coverage for 20 years. This plan results from an annual base premium of $2,000, a face amount of $100,000 and the Cash Option. As base premiums are paid in the first year, we assess the sales charge of 44 percent or $880. In addition, we assess an additional face amount charge of $5 per thousand of face amount or $500.

      Using the example above, the sales charge each month is $73.33. After nine months, we have collected $660 and the uncollected sales charge is $220. Suppose that there is an adjustment at this point that increases the premium from $2,000 to $3,000. The increased premium will be assessed a sales charge of 44 percent, or $440. This will be added to the uncollected sales charge of $220. The total sales charge of $660 will be collected in the 12 months following the adjustment, at $55 per month.

      Alternatively, suppose that the adjustment after nine months decreases the premium from $2,000 to $1,000. The uncollected sales charge of $220 will be reduced in the same proportion as the base premium, 50 percent, to $110, and this sales charge will be collected in the 12 months following the adjustment at $27.50 per month.

      The additional face amount charge will also be recalculated if an adjustment occurs during a period in which it is being collected. Again, using our example, suppose there is an adjustment after nine months; the uncollected additional face amount charge is $125. If the adjustment results in a face amount increase of $100,000, the new additional face amount charge of $500 will be added to the uncollected charge of $125, and the total of $625 will be collected in the 12 months following the adjustment. If the adjustment results in a decrease in face amount, no reduction in the uncollected portion of the additional face amount charge is made. So the remaining $125 will be collected in the 12 months following the adjustment at $10.42 per month.

STATEMENT OF ADDITIONAL INFORMATION

      A Statement of Additional Information, with the same date, containing further information about Minnesota Life Variable Life Account and the variable life policy is available without charge from us at your request. It has been filed with the SEC and is incorporated by reference into this prospectus. In addition, you may order a personalized illustration of death benefits, cash surrender values, and cash values, without charge, from us. To request a Statement of Additional Information, a personalized illustration or any information about your Policy call us at 1-800-277-9244 or write to us at: Minnesota Life Insurance Company, 400 Robert Street North, Saint Paul, Minnesota 55101.

      Information about Minnesota Life Variable Life Account (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090) or at the SEC's website, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC 20549-0102. You can also call the SEC at 1-202-551-8090.

      The table of contents for the Statement of Additional Information is as follows:
              General Information and History
              Additional Information About Operation of Contracts and
              Registrant
              Underwriters
              Additional Information About Charges
              Illustrations
              Financial Statements


      Investment Company Act No. 811-4585

PART B:  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item Number     Caption in Prospectus

     15.        Cover Page and Table of Contents

     16.        General Information and History

     17.        Services

     18.        Premiums

     19. Additional Information About Operation of Contracts and Minnesota Life Variable Life Account

     20.        Underwriters

     21.        Additional Information About Charges

     22.        Lapse and Reinstatement

     23.        Loans

     24.        Financial Statements

     25.        Illustrations

                      MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                           (Exact Name of Registrant)

                        Minnesota Life Insurance Company
                               (Name of Depositor)

                             400 Robert Street North
                           Saint Paul, Minnesota 55101
              (Address of Depositor's Principal Executive Offices)

                                 1-651-665-3500
               (Depositor's Telephone Number, including Area Code)

                           Gary R. Christensen, Esq.
              Senior Vice President, General Counsel and Secretary

                        Minnesota Life Insurance Company
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and Address of Agent for Service)


                       Statement of Additional Information

          The date of this document and the prospectus is: April 29, 2016


This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the prospectus. Therefore, this Statement should be read in conjunction with the Funds' current prospectuses, bearing the same date, which may be obtained by calling Minnesota Life Insurance Company at 1-800-277-9244, or writing to Minnesota Life at 400 Robert Street North, Saint Paul, Minnesota 55101. Defined terms as used in the prospectus and the Policy are incorporated into this Statement of Additional Information.

Table of Contents

General Information and History
Additional Information About Operation of Contracts and Registrant
Underwriters
Additional Information About Charges
Illustrations
Financial Statements

GENERAL INFORMATION AND HISTORY

We are Minnesota Life Insurance Company ("Minnesota Life"), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company ("Minnesota Mutual"), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company." All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.," which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.

Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (651) 665-3500. We are licensed to do life insurance business in all states of the United States (except New York), the District of Columbia, Puerto Rico and Guam.

On October 21, 1985, our Board of Trustees established a separate account, called the Minnesota Life Variable Life Account ("Variable Life Account"), in accordance with certain provisions of the Minnesota insurance law. The separate account is registered as a "unit investment trust" with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). Registration under the Act does not signify that the SEC supervises the management, or the investment practices or policies, of the Variable Life Account. The separate account meets the definition of a "separate account" under the federal securities laws.

We are the legal owner of the assets in the Variable Life Account. The obligations to policy owners and beneficiaries arising under the Policies are general corporate obligations of Minnesota Life and thus our general assets back the Policies. The Minnesota law under which the Variable Life Account was established provides that the assets of the Variable Life Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable life insurance policies for which the separate account was established. The investment performance of the Variable Life Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish.

The Variable Life Account currently has 68 sub-accounts to which you may allocate premiums. Each sub-account invests in shares of a corresponding Portfolio of the Funds.

On May 1, 2014, Minnesota Life and its affiliates undertook a substitution of certain underlying investments in a transaction approved by the SEC. As part of that transaction, Minnesota Life and Securian Life (the Life Companies) agreed to make a reduction in Separate Account (or Sub-Account) expenses to those Contracts with assets allocated to specified Funds on May 1, 2014, as follows:

      - SECURIAN FUNDS TRUST - T.ROWE PRICE VALUE FUND -- to the extent the Fund's annual net operating expenses exceed 0.98%, the Life Companies will make a corresponding reduction in Sub-Account expenses, until April 30, 2016, to those Contract Owners whose Sub-Account invests in the Fund.

      -     SECURIAN FUNDS TRUST - IVY(SM) SMALL CAP GROWTH FUND --

                  (i) to the extent the Fund's management fee exceeds 0.83% on assets over $1 billion, the Life Companies will make a corresponding reduction in Sub-Account expenses, until September 30, 2016, to those Contract Owners whose Sub-Account invests in the Fund; and

                  (ii) to the extent the Fund's annual net operating expenses exceed 1.16%, the Life Companies will make a corresponding reduction in Sub-Account expenses, until April 30, 2016, to those Contract Owners whose Sub-Account invests in the Fund.

      - SECURIAN FUNDS TRUST - PYRAMIS(R) CORE EQUITY FUND -- to the extent the Fund's annual net operating expenses exceeds 0.89% (Class 2 Shares) or 0.64% (Class 1 Shares), the Life Companies will make a corresponding reduction in Sub-Account expenses, for the life of each Contract outstanding on May 1, 2014, to those Contract Owners whose Sub-Account invests in the Fund.


ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT

Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services. Prior to April 1, 2003, Minnesota Life provided additional accounting and administrative services which are now performed by State Street Bank and Trust Company. However, Minnesota Life continues to oversee State Street's performance of these services.

UNDERWRITERS

The Policies are a continuous offering and will be sold by state licensed life insurance producers who are also registered representatives of Securian Financial Services, Inc. ("Securian Financial") or of other broker-dealers who have entered into selling agreements with Securian Financial. Securian Financial acts as principal underwriter for the Policies. Both Securian Financial and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc.

Securian Financial Services, Inc., whose address is 400 Robert Street North, St. Paul, Minnesota 55101-2098, is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority. Securian Financial was incorporated in 1984 under the laws of the State of Minnesota. The Policies are sold in the states where their sale is lawful.


Except for the Early Values Agreement, commissions to registered representatives of Securian Financial on the sale of Policies include: up to 50 percent of gross premium in the first policy year; up to 6 percent of the gross premium in policy years two through ten; up to 2 percent in policy years thereafter; and 0 percent of non-repeating premiums. The commission will apply to the portion of the annual base premium necessary for an original issue whole life plan of insurance under the Cash Option. On premiums received in excess of that amount we will pay commissions up to 4 percent in the first policy year, up to 6 percent in policy years two through ten and up to 2 percent thereafter. We may also pay additional compensation of up to .2 percent of the actual cash value in policy years two and later. For the Early Values Agreement, commissions will be 60 percent of the premium for that agreement for all years. Amounts paid by Minnesota Life to the underwriters of the Policies during 2015, 2014, and 2013, were $12,916,205, $16,507,752, and $20,428,410, respectively, which include amounts paid for other contracts issued through the Variable Life Account.


While Securian Financial does not receive any direct compensation from Minnesota Life when selling a Minnesota Life variable product, it is reimbursed by Minnesota Life for compliance related costs resulting from Securian's sales of Minnesota Life variable products.

In addition, based uniformly on the sales of insurance policies by registered representatives of Securian Financial, we and Securian Financial will award credits which allow those registered representatives who are responsible for sales of the Policies to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. We may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with us. Finally, the underwriter also receives amounts from the Fund for services provided under a 12b-1 plan of distribution. For providing these distribution services, the underwriter receives a fee of .25 percent of the average daily net assets of those Portfolios of the Fund which have a 12b-1 fee.

ADDITIONAL INFORMATION ABOUT CHARGES

a) Sales Load
The sales load consists of a deduction from each premium of a 6 percent Premium Charge and it may also include a first year Sales Charge deduction not to exceed 44 percent. The first year Sales Charge will apply only to base premium, scheduled to be paid in the 12-month period following the policy date, or any policy adjustment involving an increase in base premium or any policy adjustment occurring during a period when a first year sales load is being assessed.

b) Special Purchase Plans
We will waive or modify certain charges assessed against base premiums in situations where our existing life insurance policy owners wish to exchange their policies for the Policies described in the prospectus. In those situations, we will not assess any charges except for the administrative charge to the existing cash values at the time they are transferred to the Policy. Following the exchange, premium payments will not be subject to a first year Sales Charge or Additional Face Amount Charge on the existing face amount, unless evidence of insurability was required for the exchange.

c) Underwriting Procedures
We require proof of insurability for policy issue and all adjustments resulting in an increase in face amount or other changes that result in an increase in the net amount at risk in the Policy. Proof of insurability and classification for cost of insurance charges are determined by our underwriting rules and procedures which utilize factors such as age sex, health and occupation. Persons who present a lower mortality risk are charged the most favorable cost of insurance rates. Requirements may be waived or modified for Policies issued in exchange for existing policies, for Policies issued as a result of conversion from existing Policies, for Policies issued as part of a small group case or face amount increases pursuant to an additional benefit agreement.

For policies issued prior to October 31, 2008, the basis for the mortality charges guaranteed in the Policies are determined by the sex, tobacco habits, and age of each insured and are based on the 1980 CSO sex and smoker distinct age nearest birthday mortality tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 1980 CSO Unisex Table B.

For policies issued after October 31, 2008, the basis for the mortality charges guaranteed in the Policies are determined by the sex, tobacco habits, and age of each insured and are based on the 2001 CSO sex and smoker distinct age nearest birthday mortality tables. In instances where the insurance is required to be provided on a Unisex basis, the guaranteed mortality charges are based on the 2001 CSO Unisex Table B.

d) Increases in Face Amount
An Increase in Face Amount is a policy adjustment and is subject to a $25 transaction charge. An Increase in Face Amount is also subject to an Additional Face Amount Charge not to exceed $5 per $1,000 of face amount of increase. This charge is made against premiums in the 12 months following the policy adjustment.

ILLUSTRATIONS
An illustration is provided for a preferred non-tobacco risk male age 30, with the 2001 Commissioners Standard Ordinary Mortality Tables ("2001 CSO"). The illustration shows the projected actual cash values, death benefits and premiums. The Protection Death Benefit Option is shown. The plan of insurance for the illustration is a protection plan, with an initial face amount of $540,000 and a premium of $4,560. We show the illustration based on both guaranteed maximum and current charges, and we include all charges.

Guaranteed maximum cost of insurance charges will vary by age, sex, risk class, and policy form. We use the male, female and unisex smoker-distinct 2001 CSO, as appropriate. The unisex tables are used in circumstances where legal considerations require the elimination of sex-base distinctions in the calculation of mortality costs. Our maximum cost of insurance charges are based on an assumption of the mortality rates reflected in 2001 CSO Tables.

In most cases we intend to impose cost of insurance charges which are substantially lower than the maximum charges determined as described above. In addition to the factors governing maximum cost of insurance charges, actual charges will vary depending on the level of scheduled premiums for a given amount of insurance, the duration of the Policy and the tobacco-use of the insured. Current cost of insurance charges reflect our current practices with respect to mortality charges for this class of Policies. We occasionally review the adequacy of our cost of insurance rates and may adjust those charges prospectively depending upon our expectations about our future mortality and expense experience, lapse rates, taxes, investment earnings and profit considerations. Similarly, we impose a current monthly policy charge which is less than the guaranteed contractual charge. We expect that these current charges will compensate us for the actual costs of administration. If the actual costs change, this charge may increase or decrease as necessary, although it may not exceed the maximum stated in the Policy.

The illustration shows how actual cash values and death benefits would vary over time if the return on the assets held in the Variable Life Account equaled a gross annual rate after tax, of 0 percent, 6 percent and 12 percent. The actual cash values and death benefits would be different from those shown if the returns averaged 0 percent, 6 percent and 12 percent but fluctuated over the life of the Policy. The illustrations assume scheduled premiums are paid when due.

The amounts shown for the hypothetical cash value and death benefit as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because a daily investment management fee assessed against the net assets of the Fund and a daily mortality and expense risk charge assessed against the net assets of the Variable Life Account are deducted from the gross return. The mortality and expense risk charge reflected in the illustrations are at an annual rate of .50 percent. The investment management fee illustrated is .61 percent and represent the arithmetic average of the annual fee charged for all portfolios of the Funds. The illustrations also reflect a deduction for those Fund costs and expenses borne by the Funds and for distribution (12b-1) fees. Fund expenses illustrated are .12 percent, representing the arithmetic average of the 2014 expense ratios of the portfolios of the Funds. Certain expenses for certain portfolios of the Funds were waived or reduced, however the averages used in these illustrations do not reflect the waivers or reductions. The 12b-1 fee illustrated is .25 percent and represent the arithmetic average of those fees charged for portfolios of the Funds. Therefore, gross annual rates of return of 0 percent, 6 percent and 12 percent correspond to approximate net annual rates of return of -1.48 percent, 4.52 percent and 10.52 percent.

The illustration reflects the fact that no charges for federal, state or local income taxes are currently made against the Variable Life Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0 percent, 6 percent and 12 percent than it does now.

Upon request, we will furnish a personalized illustration based upon a proposed insured's age, sex and risk classification, and on the face amount, premium, death benefit option, plan of insurance and gross annual rate of return requested. Those illustrations may be materially different from the sample illustration included in this prospectus, depending upon the proposed insured's actual situation. For example, illustrations for females, tobacco users or individuals who are rated sub-standard will differ materially in premium amount and illustrated values, even though the proposed insured may be the same age as the proposed insured in our sample illustrations.

                               2001 CSO VAL HORIZON
                      DEATH BENEFIT OPTION-PROTECTION OPTION
                                MALE ISSUE AGE 30
                              PREFERRED NON-TOBACCO
                         INITIAL FACE AMOUNT -- $540,000

                        $4,560 INITIAL SCHEDULED PREMIUM
                              USING CURRENT CHARGES

                                    -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                                              0% GROSS                        6.00% GROSS                  12.00% GROSS
                                            (-1.48% NET)                      (4.52% NET)                  (10.52% NET)

   POL      ATT          BASE          POLICY               DEATH          POLICY         DEATH            POLICY        DEATH
   YR       AGE        PREMIUM         VALUE               BENEFIT         VALUE         BENEFIT            VALUE        BENEFIT
   --       ---        -------       ---------             -------         ------        -------           ------        -------
    1        31          4,560              18             540,000              45       540,000                72          540,000
    2        32          4,560           3,478             540,018           3,743       540,045             4,013          540,072
    3        33          4,560           6,887             543,478           7,610       543,743             8,369          544,013
    4        34          4,560          10,230             546,887          11,635       547,610            13,167          548,369
    5        35          4,560          13,513             550,230          15,831       551,635            18,459          553,167

    6        36          4,560          16,732             553,513          20,201       555,831            24,292          558,459
    7        37          4,560          19,876             556,732          24,741       560,201            30,716          564,292
    8        38          4,560          22,947             559,876          29,464       564,741            37,795          570,716
    9        39          4,560          25,927             562,947          34,356       569,464            45,577          577,795
   10        40          4,560          28,915             565,927          39,526       574,356            54,238          585,577

   15        45          4,560          43,908             581,029          69,965       603,350           114,411          639,852
   20        50          4,560          56,986             594,525         107,125       639,083           213,593          729,578
   25        55          4,560          67,650             605,796         152,235       682,573           377,839          878,019
   30        60          4,560          74,061             613,154         205,174       733,921           650,275        1,124,188
   35        65          4,560          74,230             614,915         265,459       792,963         1,102,439        1,532,910

   40        70          4,560          64,763             607,490         331,046       857,526         1,852,639        2,210,601
   45        75          4,560          41,259             587,577         397,902       924,984         3,099,457        3,337,196
   50        80          4,560               0             545,428         452,798       983,883         5,168,950        5,207,326
   55        85          4,560               0                   0         467,863     1,009,795         8,599,333        8,308,047
   60        90          4,560               0                   0         397,525       961,463        14,264,211       13,544,828

   65        95          4,560               0                   0         183,226       780,195        23,422,713       22,292,302
   70       100          4,560               0                   0               0             0        37,993,273       36,252,975
   75       105          4,560               0                   0               0             0        60,693,262       58,115,234
   80       110          4,560               0                   0               0             0        94,888,379       91,309,140
   85       115          4,560               0                   0               0             0       143,714,817      139,328,920
   90       120          4,560               0                   0               0             0       207,073,210      203,192,682


The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                              2001 CSO VAL HORIZON
                     DEATH BENEFIT OPTION-PROTECTION OPTION
                               MALE ISSUE AGE 30
                             PREFERRED NON-TOBACCO
                       INITIAL DEATH BENEFIT -- $540,000

                        $4,560 INITIAL SCHEDULED PREMIUM
                       USING MAXIMUM CONTRACTUAL CHARGES

                                    -ASSUMING HYPOTHETICAL INVESTMENT RETURNS OF-
                                            0% GROSS                   6.00% GROSS                    12.00% GROSS
                                          (-1.48% NET)                 (4.52% NET)                    (10.52% NET)

  POL      ATT         BASE         POLICY            DEATH          POLICY          DEATH            POLICY           DEATH
   YR      AGE        PREMIUM       VALUE            BENEFIT         VALUE          BENEFIT           VALUE           BENEFIT
  ---      ---        -------       -------          -------         ------         -------           ------          -------
    1       31         4,560             18          540,000             45        540,000                72          540,000
    2       32         4,560          3,476          540,018          3,741        540,045             4,010          540,072
    3       33         4,560          6,881          543,476          7,603        543,741             8,362          544,010
    4       34         4,560         10,219          546,881         11,622        547,603            13,152          548,362
    5       35         4,560         13,495          550,219         15,809        551,622            18,433          553,152

    6       36         4,560         16,706          553,495         20,168        555,809            24,251          558,433
    7       37         4,560         19,840          556,706         24,694        560,168            30,650          564,251
    8       38         4,560         22,900          559,840         29,396        564,694            37,691          570,650
    9       39         4,560         25,866          562,900         34,258        569,396            45,420          577,691
   10       40         4,560         28,748          565,866         39,300        574,258            53,918          585,420

   15       45         4,560         41,546          579,243         67,036        601,174           110,611          637,094
   20       50         4,560         50,969          589,325         98,759        632,035           200,691          719,111
   25       55         4,560         56,503          595,868        134,621        667,254           344,826          850,442
   30       60         4,560         54,698          595,718        171,328        704,017           572,980        1,058,535
   35       65         4,560         41,792          585,670        204,225        738,464           933,927        1,388,117

   40       70         4,560         11,300          558,945        223,833        761,336         1,503,478        1,907,625
   45       75         4,560              0          540,000        219,896        763,147         2,408,339        2,732,066
   50       80         4,560              0          540,000        171,489        726,566         3,848,117        4,044,733
   55       85         4,560              0                0         35,681        612,846         6,131,657        6,127,307
   60       90         4,560              0                0              0              0         9,754,554        9,429,086

   65       95         4,560              0                0              0              0        15,441,240       14,811,178
   70      100         4,560              0                0              0              0        23,959,374       23,086,778
   75      105         4,560              0                0              0              0        36,156,413       35,056,205
   80      110         4,560              0                0              0              0        52,707,207       51,496,000
   85      115         4,560              0                0              0              0        72,943,755       72,177,567
   90      120         4,560              0                0              0              0        91,848,534       93,152,146

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, and prevailing interest rates. The death benefits and policy values for a Policy would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual policy years. No representations can be made by Minnesota Life or the Funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

FINANCIAL STATEMENTS

The consolidated financial statements and supplementary schedules of Minnesota Life Insurance Company and subsidiaries and the financial statements of the Minnesota Life Variable Life Account as of December 31, 2015, have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing.

                            PART C: OTHER INFORMATION

Item Number     Caption in Part C
     26.        Exhibits

     27.        Directors and Officers of the Minnesota Life Insurance Company

     28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Life Account

     29.        Indemnification

     30.        Principal Underwriters

     31.        Location of Accounts and Records

     32.        Management Services

     33.        Fee Representation

                            PART C: OTHER INFORMATION

Item 26.  Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 27.  Directors and Officers of the Minnesota Life Insurance Company

NAME AND PRINCIPAL                                               POSITION AND OFFICES
BUSINESS ADDRESS                                                 WITH MINNESOTA LIFE
------------------                                               --------------------
Brian C. Anderson                                                Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Eric J. Bentley                                                  Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Michael P. Boyle                                                 Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Mary K. Brainerd                                                 Director
HealthPartners
8170 33rd Avenue South
Bloomington, MN  55425

John W. Castro                                                   Director
Merrill Corporation
One Merrill Circle
St. Paul, MN  55108

Gary R. Christensen                                              Director, Attorney-in-Fact, Senior Vice President,
Minnesota Life Insurance Company                                 General Counsel, and Secretary
400 Robert Street North
St. Paul, MN  55101

Susan L. Ebertz                                                  Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Robert J. Ehren                                                  Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Julio A. Fesser                                                  Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Craig J. Frisvold                                                Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Sara H. Gavin                                                    Director
Weber Shandwick Minneapolis
8000 Norman Center Drive
Suite 400
Bloomington, MN  55437

Eric B. Goodman                                                  Director
101 North 7th St.
Suite 202
Louisville, KY 40202

Christopher M. Hilger                                            President, CEO and Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

John H. Hooley                                                   Director
4623 McDonald Drive Overlook
Stillwater, MN  55082

Daniel H. Kruse                                                  Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

David J. LePlavy                                                 Senior Vice President, Treasurer and
Minnesota Life Insurance Company                                 Controller
400 Robert Street North
St. Paul, MN  55101

Jean Delaney Nelson                                              Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Maria H. O'Phelan                                                Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Kathleen L. Pinkett                                              Senior Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Trudy A. Rautio                                                  Director
Carlson
701 Carlson Parkway
Minnetonka, MN  55305-8215

Robert L. Senkler                                                Chairman and Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Bruce P. Shay                                                    Director and Executive Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Loyall E. Wilson                                                 Second Vice President
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                                                Director, Executive Vice President
Minnesota Life Insurance Company                                 and Chief Financial Officer
400 Robert Street North
St. Paul, MN  55101

Item 28. Persons Controlled by or Under Common Control with Minnesota Life Insurance Company or Minnesota Life Variable Life Account

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

         Securian Holding Company (Delaware)

Wholly-owned subsidiaries of Securian Holding Company:

         Securian Financial Group, Inc. (Delaware)
         Capitol City Property Management, Inc.
         Robert Street Property Management, Inc.

Wholly-owned subsidiaries of Securian Financial Group, Inc.:

         Minnesota Life Insurance Company
         Securian Financial Network, Inc.
         Securian Ventures, Inc.
         Advantus Capital Management, Inc.
         Securian Financial Services, Inc.
         Securian Casualty Company

         Capital Financial Group, Inc. (Maryland)
         H. Beck, Inc. (Maryland)

         Ochs, Inc.

         Lowertown Capital, LLC (Delaware)

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

         Personal Finance Company LLC (Delaware)
         Enterprise Holding Corporation
         Allied Solutions, LLC (Indiana)
         Securian Life Insurance Company
         American Modern Life Insurance Company

         Marketview Properties, LLC (MN)
         Marketview Properties II, LLC (MN)
         Marketview Properties III, LLC (MN)
         Marketview Properties IV, LLC (MN)

         Securian AAM Holdings, LLC

Majority-owned subsidiary of Securian AAM Holdings, LLC:
         Asset Allocation & Management Company, L.L.C.

Wholly-owned subsidiaries of Enterprise Holding Corporation:


         Oakleaf Service Corporation

         MIMLIC Funding, Inc.
         MCM Funding 1997-1, Inc.
         MCM Funding 1998-1, Inc.

Wholly-owned subsidiary of American Modern Life Insurance Company:

         Southern Pioneer Life Insurance Company

Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance
Company:

         Securian Funds Trust

Fifty percent-owned subsidiary of Enterprise Holding Corporation:

         CRI Securities, LLC

Majority-owned subsidiary of Securian Financial Group, Inc.:

         Securian Trust Company, N.A.

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

Item 29.  Indemnification

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and Minnesota Life Variable Life Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and Minnesota Life Variable Life Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and Minnesota Life Variable Life Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and Minnesota Life Variable Life Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and Minnesota Life Variable Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriters

              (a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

                      Variable Fund D
                      Variable Annuity Account
                      Minnesota Life Variable Life Account
                      Minnesota Life Individual Variable Universal Life Account Minnesota Life Variable Universal Life Account
                      Securian Life Variable Universal Life Account

              (b) The name and principal business address, positions and offices with Securian Financial Services, Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:

                                                                       Positions and
Name and Principal                                                     Offices
Business Address                                                       with Underwriter
------------------                                                     ------------------
George I. Connolly                                                     President, Chief Executive Officer
Securian Financial Services, Inc.                                      and Director
400 Robert Street North
St. Paul, MN  55101

Suzanne M. Chochrek                                                    Vice President - Business and
Securian Financial Services, Inc.                                      Market Development
400 Robert Street North
St. Paul, MN  55101

Gary R. Christensen                                                    Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Peter G. Berlute                                                       Vice President - Business Operations
Securian Financial Services Inc.                                       and Treasurer
400 Robert Street North
St. Paul, Minnesota  55101

Loyall E. Wilson                                                       Senior Vice President, Chief Compliance
Securian Financial Services, Inc.                                      Officer and Secretary
400 Robert Street North
St. Paul, MN  55101

Warren J. Zaccaro                                                      Director
Minnesota Life Insurance Company
400 Robert Street North
St. Paul, MN  55101

Jeffrey D. McGrath                                                     Vice President
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, MN 55101

              (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


       Name of             Net Underwriting            Compensation on
      Principal              Discounts and              Redemption or          Brokerage               Other
     Underwriter              Commissions               Annuitization         Commissions          Compensation
    -------------         ------------------          -----------------      --------------      ----------------



Securian Financial
 Services, Inc.          $12,916,205                           ___                  ___                   ___

Item 31.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.

Item 32.  Management Services

None.

Item 33.  Fee Representation

Minnesota Life Insurance Company hereby represents that, as to the variable life insurance policies which are the subject of this Registration Statement, File No. 333-96383, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Minnesota Life Insurance Company.

                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Minnesota Life Variable Life Account, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Saint Paul, and State of Minnesota, on the 22nd day of February, 2016.

                                 MINNESOTA LIFE VARIABLE LIFE ACCOUNT
                                              (Registrant)

                             By: MINNESOTA LIFE INSURANCE COMPANY
                                              (Depositor)

                                 By /s/ Christopher M. Hilger
                                   -------------------------------------------
                                             Christopher M. Hilger
                                      President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 (and the Investment Company Act of 1940), the Depositor, Minnesota Life Insurance Company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Paul and State of Minnesota on the 22nd day of February, 2016.

                                 MINNESOTA LIFE INSURANCE COMPANY
                                              (Depositor)

                                 By /s/ Christopher M. Hilger
                                   -------------------------------------------
                                             Christopher M. Hilger
                                      President and Chief Executive Officer



As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.



              SIGNATURE                         TITLE                           DATE
              ---------                         -----                           ----
/s/ Christopher M. Hilger                       President and Chief Executive   February 22, 2016
-------------------------------------           Officer
Christopher M. Hilger

*                                               Chairman of the Board
-------------------------------------
Robert L. Senkler

*                                               Director
-------------------------------------
Mary K. Brainerd

                                                Director
-------------------------------------
John W. Castro

*                                               Director
-------------------------------------
Gary R. Christensen

*                                               Director
-------------------------------------
Sara H. Gavin

*                                               Director
-------------------------------------
Eric B. Goodman

*                                               Director
-------------------------------------
John H. Hooley

*                                               Director
-------------------------------------
Trudy A. Rautio

*                                               Director
-------------------------------------
Bruce P. Shay

*                                               Director
-------------------------------------
Warren J. Zaccaro

/s/ Warren J. Zaccaro                           Executive Vice President        February 22, 2016
-------------------------------------           and Chief Financial Officer
Warren J. Zaccaro                               (chief financial officer)


/s/ Warren J. Zaccaro                           Executive Vice President        February 22, 2016
-------------------------------------           and Chief Financial Officer
Warren J. Zaccaro                               (chief accounting officer)


/s/ David J. LePlavy                            Senior Vice President,          February 22, 2016
-------------------------------------           Treasurer and Controller
David J. LePlavy                                (treasurer)

/s/ Gary R. Christensen                         Director, Attorney-in-Fact,     February 22, 2016
-------------------------------------           Senior Vice President, General
Gary R. Christensen                             Counsel and Secretary


* Pursuant to power of attorney dated April 13, 2015, a copy of which is filed herewith.

                               EXHIBIT INDEX

Exhibit Number     Description of Exhibit
--------------     ----------------------
26(a)              Resolution of the Board of Trustees of The Minnesota Mutual
                   Life Insurance Company dated October 21, 1985, previously
                   filed as Exhibit 26(a) to Minnesota Life Variable Life
                   Account's Form N-6, File Number 333-120704, Initial
                   Registration Statement, on November 23, 2004, is hereby
                   incorporated by reference.

26(b)              Not Applicable.

26(c)(1)           The Amended and Restated Distribution Agreement between
                   Minnesota Life Insurance Company and Securian Financial
                   Services, Inc., previously filed on April 27, 2009, as
                   exhibit 24(c)(3) to Registrant's Form N-4, File Number 2-
                   97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.

26(c)(2)           Agent and General Agent Sales Agreements, previously filed as
                   Exhibit 27(c)(3) to Minnesota Life Variable Life Account's
                   Form N-6, File Number 333-109853, Post-Effective Amendment
                   Number 1, on April 23, 2004, is hereby incorporated by reference.

26(c)(3)           Combined with the Exhibit listed under 27(c)(3) above.

26(d)(1) Variable Adjustable Life Insurance Policy, form 99-680, previously filed as Exhibit A(5)(a) to Registrant's Form S-6,
                   File Number 333-96383, on February 8, 2000, is hereby incorporated by reference.

26(d)(2) Family Term Agreement-Children, form 99-904, previously filed as Exhibit A(5)(b) to Registrant's Form S-6, File Number
                   333-96383, on February 8, 2000, is hereby incorporated by reference.

26(d)(3) Exchange of Insureds Agreement, form 99-914, previously filed as Exhibit A(5)(c) to Registrant's Form S-6, File Number
                   333-96383, on February 8, 2000, is hereby incorporated by reference.

26(d)(4)           Inflation Agreement, form 99-916, previously filed as Exhibit
                   A(5)(d) to Registrant's Form S-6, File Number 333-96383, on February 8, 2000, is hereby incorporated by reference.

26(d)(5) Waiver of Premium Agreement, form 99-917, previously filed as Exhibit A(5)(e) to Registrant's Form S-6, File Number
                   333-96383, on February 8, 2000, is hereby incorporated by reference.

26(d)(6) Business Continuation Agreement, form 99-929, previously filed as Exhibit A(5)(f) to Registrant's Form S-6, File
                   Number 333-96383, on February 8, 2000, is hereby incorporated by reference.


26(d)(7) Accelerated Benefit Agreement, form 99-931, previously filed as Exhibit A(5)(g) to Registrant's Form S-6, File Number 333-96383, Pre-Effective Amendment Number 1, on May 31, 2000, is hereby incorporated by reference.

26(d)(8) Early Values Agreement, form 99-939, previously filed as Exhibit A(5)(h) to Registrant's Form S-6, File Number 333-96383, on February 8, 2000, is hereby incorporated by reference.

26(d)(9) Short Term Agreement, form 99-324, previously filed as Exhibit A(5)(i) to Registrant's Form S-6, File Number 33-96383, on February 8, 2000, is hereby incorporated by reference.

26(d)(10)          Face Amount Increase Agreement, form MHC-86-915,
                   previously filed as Exhibit A(5)(h) to Registrant's Form
                   S-6, File Number 33-3233, Post Effective Amendment Number
                   14, on March 4, 1999, is hereby incorporated by reference.

26(d)(11)          Amendment to change 1980 CSO to 2001 CSO, form E1512 CSO
                   2001, previously filed as Exhibit 26(d)(11) to the Registrant's Form N-6, File Number 333-96383,
                   Post-Effective Amendment Number 13, on February 27, 2009, is hereby incorporated by reference.

26(e)(1) Application Part 1 - New Issue, form F59410 Rev 1-2014, previously filed on February 27, 2015 as exhibit 26(e)(1) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(e)(2) Application Part 3 - New Issue, form F59536 Rev 2-2014, previously filed on February 27, 2015 as exhibit 26(e)(2) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(e)(3) Policy Change Application Part 3 (Underwriting) - Agreements and Authorizations, form F59534 Rev 2-2014, previously filed on February 27, 2015 as exhibit 26(e)(3) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(e)(4) Policy Change Application - No Underwriting Required, form F59537 Rev 2-2014, previously filed on February 27, 2015 as exhibit 26(e)(4) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(e)(5) Policy Change Application Part 1 - (Underwriting Required), form F59538 Rev 2-2014, previously filed on February 27, 2015 as exhibit 26(e)(5) to Minnesota Life Individual Variable Universal Life Account's Form N-6, File Number 333-183590, Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(e)(6) Guaranteed & Simplified Issue Application, form F.58241 9-2002, previously filed as Exhibit 27(e)(8) to the Registrant's Form N-6, File Number 333-96383, Post Effective Amendment Number 3, on February 27, 2003, is hereby incorporated by reference.

26(e)(7)           Guaranteed & Simplified Issue Application Census, form
                   F.58242 9-2002, previously filed as Exhibit 27(e)(9) to the Registrant's Form N-6, File Number 333-96383, Post Effective Amendment Number 3, on February 27, 2003, is hereby incorporated by reference.

26(e)(8)           Simplified Issue Proposed Insured Information, form
                   F.58243 9-2002, previously filed as Exhibit 27(e)(10) to the Registrant's Form N-6, File Number 333-96383, Post Effective Amendment Number 3, on February 27, 2003, is hereby incorporated by reference.

26(e)(9)           Guaranteed Issue Proposed Insured Information, form
                   F.58244 9-2002, previously filed as Exhibit 27(e)(11) to the Registrant's Form N-6, File Number 333-96383, Post Effective Amendment Number 3, on February 27, 2003, is hereby incorporated by reference.

26(e)(10)          Application Part 2, form F59572 Rev 1-2014, previously filed on February 27, 2015 as exhibit 26(e)(6) to Minnesota Life
                   Individual Variable Universal Life Account's Form N-6, File
                   Number 333-183590, Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(e)(11)          Application Part 2, form F59573 1-2014, previously filed on
                   February 27, 2015 as exhibit 26(e)(7) to Minnesota Life
                   Individual Variable Universal Life Account's Form N-6, File
                   Number 333-183590, Post-Effective Amendment Number 6 is hereby incorporated by reference.

26(e)(12)          Application Part 2, form ICC 12-59573-T 1-2012, previously filed as exhibit 26(e)(8) to Minnesota Life Variable Life
                   Account's to Minnesota Life Individual Variable Universal
                   Life Account's Form N-6, File Number 333-183590,
                   Post-Effective Amendment Number 1, on February 27, 2013, is hereby incorporated by reference.

26(f)(1) Restated Certificate of Incorporation of the Depositor, previously filed as Exhibit A(6)(a) to Registrant's Form S-6, File Number 333-96383, on February 8, 2000 is hereby incorporated by reference.

26(f)(2) Bylaws of the Depositor, previously filed as Exhibit 26(f)(2) to Minnesota Life Variable Life Account's Form N-6, File Number 333-120704, Initial Registration Statement, on November 23, 2004, is hereby incorporated by reference.

26(g) Reinsurance Contract, previously filed as Exhibit 27(g) to Minnesota Life Variable Life Account's Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(1)(i)        Participation Agreement among Securian Funds Trust,
                   Advantus Capital Management, Inc. and Minnesota Life
                   Insurance Company, previously filed as Exhibit 26(h)(1)(i) to Minnesota Life Variable Life Account's Form N-6, File
                   Number 33-3233, Post Effective Amendment Number 32, on
                   April 27, 2012, is hereby incorporated by reference.

26(h)(1)(ii)       Shareholder Information Agreement among Securian Funds
                   Trust and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(1)(ii) to Minnesota Life Variable
                   Life Account's Form N-6, File Number 33-3233, Post
                   Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.

26(h)(2)(i)        Fund Participation Agreement between Janus Aspen Series,
                   Janus Distributors, Inc. and Minnesota Life Insurance
                   Company, previously filed as Exhibit 27(h)(2)(i) to Minnesota
                   Life Variable Universal Life Account's Form N-6, File Number
                   33-85496, Post-Effective Amendment Number 10, on February 27,
                   2003, is hereby incorporated by reference.

26(h)(2)(ii)       Addendum Dated May 1, 2000 to Fund Participation Agreement
                   between Janus Aspen Series, Janus Distributors, Inc. and
                   Minnesota Life Insurance Company, previously filed as Exhibit
                   27(h)(2)(ii) to Minnesota Life Variable Universal Life
                   Account's Form N-6, File Number 33-85496, Post-Effective
                   Amendment Number 10, on February 27, 2003, is hereby incorporated by reference.

26(h)(2)(iii)      Amendment to Fund Participation Agreement between Janus Aspen
                   Series, Janus Distributors, Inc. and Minnesota Life Insurance
                   Company, previously filed as Exhibit 27(h)(2)(iii) to Minnesota Life Variable Universal Life Account's Form N-6,
                   File Number 33-85496, Post-Effective Amendment Number 10, on
                   February 27, 2003, is hereby incorporated by reference.

26(h)(2)(iv)       Amendment Dated December 1, 2002 to Fund Participation
                   Agreement between Janus Aspen Series, Janus Distributors,
                   Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(2)(iv) to Minnesota Life Variable Universal
                   Life Account's Form N-6, File Number 33-85496, Post-Effective
                   Amendment Number 10, on February 27, 2003, is hereby incorporated by reference.

26(h)(2)(v)        Amendment Dated March 1, 2004 to Fund Participation Agreement
                   between Janus Aspen Series, Janus Distributors LLC and
                   Minnesota Life Insurance Company, filed on April 22, 2005 as
                   Exhibit 26(h)(2)(v) to Minnesota Life Variable Universal Life
                   Account's Form N-6, File Number 33-85496, Post-Effective
                   Amendment Number 14, is hereby incorporated by reference.

26(h)(2)(vi)       Amendment dated May 1, 2005 to the Fund Participation
                   Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed as
                   Exhibit 26(h)(2)(vi) to Minnesota Life Variable Life
                   Account's Form N-6, File Number 33-64395, Post-Effective
                   Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(2)(vii)      Amendment Number Two to the Fund Participation Agreement
                   between Janus Aspen Series, Janus Distributors LLC and

                   Minnesota Life Insurance Company, filed on December 20, 2006 as exhibit 24(c)(d)(vi) to Variable Annuity Account's Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(2)(viii)     Rule 22c-2 Shareholder Information Agreement between Janus
                   Capital Management, LLC, Janus Services LLC, Janus
                   Distributors LLC, Janus Aspen Series and Minnesota Life
                   Insurance Company, filed on April 20, 2007 as Exhibit
                   26(h)(2)(viii) to Registrant's Form N-6, File Number 33-
                   85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(2)(ix)       Amendment Number Seven to the Fund Participation Agreement
                   between Janus Aspen Series, Janus Distributors LLC and
                   Minnesota Life Insurance Company, previously filed on
                   October 4, 2007 as Exhibit 24(c)(8)(b)(vii) to Variable
                   Annuity Account's Form N-4, File Number 333-136242, Post-
                   Effective Amendment Number 3, is hereby incorporated by reference.

26(h)(2)(x)        Amendment Number Eight to the Fund Participation Agreement
                   between Janus Aspen Series, Janus Distributors LLC and
                   Minnesota Life Insurance Company, previously filed as Exhibit
                   26(h)(2)(x) to Minnesota Life Variable Life Account's Form N-
                   6, File Number 33-3233, Post-Effective Amendment Number 36, on April 27, 2015, is hereby incorporated by reference.

26(h)(3)(i)        Amended and Restated Participation Agreement among Variable
                   Insurance Products Fund, Fidelity Distributors Corporation and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(3) to Registrant's Form N-6, File Number 33-
                   85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(3)(ii)       First Amendment to Amended and Restated Participation
                   Agreement among Minnesota Life Insurance Company, Fidelity
                   Distributors Corporation, Variable Insurance Products Fund,
                   Variable Insurance Products Fund II, Variable Insurance
                   Products Fund III and Variable Insurance Products Fund IV, previously filed on December 14, 2007 as exhibit 26(h)(4)(ii) to Minnesota Life Individual Variable Universal Life
                   Account's Form N-6, File Number 333-144604, Pre-Effective
                   Amendment Number 1, is hereby incorporated by reference.

26(h)(4)(i)        Fund Shareholder Services Agreement between Minnesota Life
                   Insurance Company and Securian Financial Services, Inc.,
                   previously filed as Exhibit 8(d) to Variable Annuity Account's
                   Form N-4, File Number 811-4294, Post-Effective Amendment
                   Number 193, on July 20, 2012, is hereby incorporated by reference.

26(h)(5)(i)        Participation Agreement among Oppenheimer Variable Account
                   Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance
                   Company, previously filed as Exhibit 24(c)(8)(x) to Variable
                   Annuity Account's Form N-4, File Number 333-91784, Post-
                   Effective Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.

26(h)(5)(ii)       Amendment No. 1 to the Participation Agreement among
                   Oppenheimer Variable Account Funds, OppenheimerFunds, Inc.
                   and Minnesota Life Insurance Company, previously filed as
                   Exhibit 24(c)(8)(x)(i) to Variable Annuity Account's Form N-
                   4, File Number 333-91784, Post-Effective Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.

26(h)(5)(iii)      Amendment No. 2 to the Participation Agreement among
                   Oppenheimer Variable Account Funds, OppenheimerFunds, Inc.
                   and Minnesota Life Insurance Company, previously filed as
                   Exhibit 24(c)(8)(x)(ii) to Variable Annuity Account's Form N-
                   4, File Number 333-91784, Post-Effective Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.

26(h)(5)(iv)       Amendment No. 3 to the Participation Agreement among
                   Oppenheimer Variable Accounts Funds, OppenheimerFunds, Inc.
                   and Minnesota Life Insurance Company, previously filed as
                   Exhibit 26(h)(7)(iv) to Minnesota Life Variable Life
                   Account's Form N-6, File Number 33-3233, Post-Effective
                   Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

26(h)(5)(v)        Amendment No. 4 to Participation Agreement among Oppenheimer
                   Variable Accounts Funds, OppenheimerFunds, Inc. and Minnesota
                   Life Insurance Company, previously filed as Exhibit
                   26(h)(7)(v) to Minnesota Life Variable Life Account's Form N-
                   6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(5)(vi)       Amendment No. 5 to Participation Agreement among Oppenheimer
                   Variable Accounts Funds, Oppenheimer Funds, Inc. and
                   Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(k)(v) to Variable Annuity Account's Form N-
                   4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(5)(vi)(i)    Amendment No. 6 to Participation Agreement among Oppenheimer
                   Variable Accounts Funds, OppenheimerFunds, Inc. and Minnesota
                   Life Insurance Company, previously filed on October 4, 2007 as Exhibit 24(c)(8)(g)(vi) to Variable Annuity Account's Form
                   N-4, File Number 333-136242, Post-Effective Amendment Number
                   3, is hereby incorporated by reference.

26(h)(5)(vii)      Shareholder Information Agreement Under Rule 22c-2 of the
                   Investment Company Act of 1940 among OppenheimerFunds
                   Services, OppenheimerFunds Distributor, Inc. and Minnesota
                   Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(w) to Variable Annuity Account's Form N-
                   4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(5)(viii)     Amendment No. 7 to Participation Agreement by and among
                   Oppenheimer Variable Account Funds, OppenheimerFunds, Inc.
                   and Minnesota Life Insurance Company effective August 1, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(g)
                   (vii) to Variable Annuity Account's Form N-4, File Number
                   333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(5)(ix)       Amendment No. 8 to Participation Agreement by and among
                   Oppenheimer Variable Account Funds, OppenheimerFunds, Inc.
                   and Minnesota Life Insurance Company, previously filed as
                   Exhibit 26(h)(5)(ix) to Minnesota Life Variable Life
                   Account's Form N-6, File Number 33-3233, Post- Effective
                   Amendment Number 35 on April 25, 2014, is hereby incorporated by reference.

26(h)(5)(x)        Amendment No. 9 to Participation Agreement by and among
                   Oppenheimer Variable Account Funds, OppenheimerFunds, Inc.
                   and Minnesota Life Insurance Company, previously filed as
                   Exhibit 26(h)(5)(x) to Minnesota Life Variable Life Account's
                   Form N-6, File Number 33-3233, Post- Effective Amendment
                   Number 35 on April 25, 2014, is hereby incorporated by reference.

26(h)(6)(i)        Participation Agreement among Panorama Series Fund, Inc.,
                   OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 24(c)(8)(x) to Variable Annuity
                   Account's Form N-4, File Number 333-91784, Post-Effective
                   Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.

26(h)(6)(ii)       Amendment No. 1 to the Participation Agreement among Panorama
                   Series Fund, Inc., OppenheimerFunds, Inc. and Minnesota Life
                   Insurance Company, previously filed as Exhibit 24(c)(8)(y)(i) to Variable Annuity Account's Form N-4, File Number 333-
                   91784, Post-Effective Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.

26(h)(6)(iii)      Amendment No. 2 to the Participation Agreement among Panorama
                   Series Fund, Inc., OppenheimerFunds, Inc. and Minnesota Life
                   Insurance Company, previously filed as Exhibit
                   24(c)(8)(y)(ii) to Variable Annuity Account's Form N-4, File
                   Number 333-91784, Post-Effective Amendment Number 2, on April
                   29, 2003, is hereby incorporated by reference.

26(h)(6)(iv)       Amendment No. 3 to Participation Agreement among Panorama
                   Series Funds, Inc., OppenheimerFunds, Inc. and Minnesota Life
                   Insurance Company, previously filed as Exhibit 26(h)(8)(iv) to Minnesota Life Variable Life Account's Form N-6, File
                   Number 33-3233, Post-Effective Amendment Number 23, on April
                   26, 2005, is hereby incorporated by reference.

26(h)(6)(v)        Amendment No. 4 to Participation Agreement among Panorama
                   Series Funds, Inc., OppenheimerFunds, Inc. and Minnesota Life
                   Insurance Company, previously filed as Exhibit 26(h)(8)(v) to Minnesota Life Variable Life Account's Form N-6, File Number
                   33-64395, Post-Effective Amendment Number 13, on April 21,
                   2006, is hereby incorporated by reference.

26(h)(6)(vi)       Amendment No. 5 to Participation Agreement among Panorama
                   Series Funds, Inc., Oppenheimer Funds, Inc. and Minnesota
                   Life Insurance Company filed on December 20, 2006 as exhibit
                   24(c)(l)(v) to Variable Annuity Account's Form N-4, File
                   Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(6)(vii)      Amendment No. 7 to Participation Agreement by and among
                   Oppenheimer Variable Account Funds, OppenheimerFunds, Inc.
                   and Minnesota Life Insurance Company effective August 1,
                   2010 previously filed on April 25, 2011 as exhibit
                   24(c)(8)(g)(vii) to Variable Annuity Account's Form N-4,
                   File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(6)(viii)     Amendment No. 6 to the Participation Agreement among Panorama
                   Series Fund, Inc., OppenheimerFunds, Inc. and Minnesota Life
                   Insurance Company, previously filed as Exhibit 26(h)(6)(vii) to Minnesota Life Variable Life Account's Form N-6, File
                   Number 33-3233, Post Effective Amendment Number 34, on
                   April 24, 2013, is hereby incorporated by reference.


26(h)(7)(i)        Participation Agreement among Putnam Variable Trust, Putnam
                   Retail Management, L.P. and Minnesota Life Insurance Company, previously filed as Exhibit 24(c)(8)(z) to Variable Annuity
                   Account's Form N-4, File Number 333-91784, Post-Effective
                   Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.

26(h)(7)(ii)       Schedule A as amended May 1, 2003 to the Participation
                   Agreement among Putnam Variable Trust, Putnam Retail
                   Management, L.P. and Minnesota Life Insurance Company, previously filed as Exhibit 24(c)(8)(z)(i) to Variable
                   Annuity Account's Form N-4, File Number 333-91784, Post-
                   Effective Amendment Number 2, on April 29, 2003, is hereby incorporated by reference.

26(h)(7)(iii)      Amendment No. 1 to Participation Agreement among Putnam
                   Variable Trust, Putnam Retail Management, L.P. and Minnesota
                   Life Insurance Company filed on December 20, 2006 as exhibit
                   24(c)(m)(ii) to Variable Annuity Account's Form N-4, File
                   Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(7)(iv)       Rule 22c-2 Agreement among Putnam Fiduciary Trust Company,
                   Putnam Retail Management Limited Partnership and Minnesota
                   Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(x) to Variable Annuity Account's Form N-
                   4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(7)(v)        Amendment No. 2 to the Participation Agreement among Putnam
                   Variable Trust, Putnam Retail Management, L.P. and Minnesota
                   Life Insurance Company, previously filed on December 15, 2008 as Exhibit 24(c)(8)(i)(iii) to Variable Annuity Account's
                   Form N-4, File Number 333-91784, Post-Effective Amendment
                   Number 17, is hereby incorporated by reference.

26(h)(7)(vi)       Third Amendment to Supplement to Participation Agreement
                   among Putnam Variable Trust, Putnam Retail Management
                   Limited Partnership and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit
                   24(c)(8)(i)(iv) to Variable Annuity Account's Form N-4,
                   File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(7)(vii)      Fourth Amendment to Participation Agreement among Putnam
                   Variable Trust, Putnam Retail Management Limited Partnership and Minnesota Life Insurance Company, previously filed on April 27, 2015 as exhibit 24(b)8(h)(v) to Variable Annuity
                   Account's Form N-4, File Number 333-182763, Post-Effective
                   Amendment Numbers 10 and 246, is hereby incorporated by reference.

26(h)(8)(i)        Participation Agreement by and among AIM Variable Insurance
                   Funds, AIM Distributors, Inc. and Minnesota Life Insurance
                   Company, previously filed as Exhibit 27(h)(10)(i) to Registrant's Form N-6, File Number 333-96383, Post-Effective
                   Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(8)(ii)       Schedule A as amended May 1, 2003 to the Participation
                   Agreement among AIM Variable Insurance Funds, AIM
                   Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(10)(ii) to Registrant's
                   Form N-6, File Number 333-96383, Post-Effective Amendment
                   Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(8)(iii)      Amendment No. 1 to the Participation Agreement dated March 4,
                   2002, by and among AIM Variable Insurance Funds, AIM
                   Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(10)(iii) to Minnesota Life
                   Variable Life Account's Form N-6, File Number 33-3233, Post-
                   Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

26(h)(8)(iv)       Amendment No. 2 to the Participation Agreement dated March 2,
                   2002, by and among AIM Variable Insurance Funds, AIM
                   Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(10)(iv) to Minnesota Life
                   Variable Life Account's Form N-6, File Number 33-64395, Post-
                   Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(8)(v)        Amendment No. 3 to Participation Agreement by and among AIM
                   Variable Insurance Funds, AIM Distributors, Inc. and
                   Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(n)(iv) to Variable Annuity Account's Form N-
                   4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(8)(vi)       Intermediary Agreement Regarding Compliance with SEC Rule
                   22c-2 between AIM Investment Services, Inc. and Minnesota
                   Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(s) to Variable Annuity Account's Form N-
                   4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(8)(vii)      Amendment No. 4 to Participation Agreement by and among
                   AIM Variable Insurance Funds, A I M Distributors, Inc.,
                   Minnesota Life Insurance Company and Securian Financial
                   Services, Inc. effective April 30, 2010 previously filed on April 25, 2011 as exhibit 24(c)(8)(j)(v) to Variable
                   Annuity Account's Form N-4, File Number 333-91784,
                   Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(9)(i)        Shareholder Services Agreement among American Century
                   Investment Services, Inc. and Minnesota Life Insurance
                   Company, previously filed as Exhibit 27(h)(11) to Registrant's Form N-6, File Number 333-96383, Post-Effective
                   Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(9)(ii)       Amendment No. 1 to Shareholder Services Agreement between
                   Minnesota Life Insurance Company and American Century
                   Investments, Inc., previously filed as Exhibit 26(h)(11)(ii) to Minnesota Life Variable Life Account's Form N-6, File
                   Number 33-64395, Post-Effective Amendment Number 13, on April
                   21, 2006, is hereby incorporated by reference.

26(h)(9)(iii)      Shareholder Information Agreement between American Century
                   Investment Services, Inc. and Minnesota Life Insurance
                   Company previously filed on September 6, 2007 as exhibit
                   24(c)(8)(t) to Variable Annuity Account's Form N-4, File
                   Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(9)(iv)       Amendment No. 2 to Shareholder Services Agreement between
                   Minnesota Life Insurance Company and American Century
                   Investment Services, Inc. , previously filed on October 4,
                   2007 as Exhibit 24(c)(8)(k)(ii) to Variable Annuity
                   Account's Form N-4, File Number 333-136242, Post-Effective
                   Amendment Number 3, is hereby incorporated by reference.

26(h)(9)(v)        Amendment No. 3 to Shareholder Services Agreement between
                   Minnesota Life Insurance Company and American Century
                   Investment Services, Inc., previously filed as Exhibit 26(h)
                   (9)(v) to Minnesota Life Variable Life Account's Form N-6,
                   File Number 33-3233, Post-Effective Amendment Number 36, on
                   April 27, 2015, is hereby incorporated by reference.

26(h)(9)(vi)       Amendment No. 4 to Shareholder Services Agreement between
                   Minnesota Life Insurance Company and American Century
                   Investment Services, Inc., previously filed as Exhibit 26(h)
                   (9)(vi) to Minnesota Life Variable Life Account's Form N-6,
                   File Number 33-3233, Post-Effective Amendment Number 36, on
                   April 27, 2015, is hereby incorporated by reference.

26(h)(10)(i)       Not Applicable.

26(h)(10)(ii)      Not Applicable.

26(h)(11)(i)       Participation Agreement among MFS Variable Insurance Trust,
                   Massachusetts Financial Services Company and Minnesota Life
                   Insurance Company, previously filed as Exhibit 27(h)(13)(i) to Registrant's Form N-6, File Number 333-96383, Post-
                   Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(11)(ii)      Amendment No. 1 to the Participation Agreement among MFS
                   Variable Insurance Trust, Massachusetts Financial Services
                   Company and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(13)(ii) to Registrant's Form N-6, File
                   Number 333-96383, Post-Effective Amendment Number 4, on April
                   30, 2003, is hereby incorporated by reference.

26(h)(11)(iii)     Amendment No. 2 to the Participation Agreement among MFS
                   Variable Insurance Trust, Massachusetts Financial Services
                   Company and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(13)(iii) to Registrant's Form N-6,
                   File Number 333-96383, Post-Effective Amendment Number 4, on
                   April 30, 2003, is hereby incorporated by reference.

26(h)(11)(iv)      Amendment No. 3 to Participation Agreement among MFS Variable
                   Insurance Trust, Massachusetts Financial Services Company and
                   Minnesota Life Insurance Company, previously filed as Exhibit
                   26(h)(13)(iv) to Minnesota Life Variable Life Account's Form
                   N-6, File Number 33-64395, Post-Effective Amendment Number
                   13, on April 21, 2006, is hereby incorporated by reference.

26(h)(11)(v)       Amendment No. 4 to Participation Agreement among MFS Variable
                   Insurance Trust, Massachusetts Financial Services Company and
                   Minnesota Life Insurance Company, previously filed as Exhibit
                   26(h)(13)(v) to Minnesota Life Variable Life Account's Form
                   N-6, File Number 33-64395, Post-Effective Amendment Number
                   13, on April 21, 2006, is hereby incorporated by reference.

26(h)(11)(vi)      Letter dated December 7, 2005 amending Participation
                   Agreement among MFS Variable Insurance Trust, Massachusetts
                   Financial Services Company and Minnesota Life Insurance
                   Company, previously filed as Exhibit 26(h)(13)(vi) to Minnesota Life Variable Life Account's Form N-6, File Number
                   33-64395, Post-Effective Amendment Number 13, on April 21,
                   2006, is hereby incorporated by reference.

26(h)(11)(vii)     Amendment No. 5 to Participation Agreement among MFS Variable
                   Insurance Trust, Massachusetts Financial Services Company and
                   Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(p)(vi) to Variable Annuity Account's Form N-
                   4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(11)(viii)    Rule 22c-2 Shareholder Information Agreement between MFS Fund
                   Distributors, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(v) to Variable Annuity Account's Form N-4, File Number 333-
                   140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(11)(ix)      Fee letter dated September 1, 2010 referencing the
                   Participation Agreement by and among the MFS Variable
                   Insurance Trust, Minnesota Life Insurance and
                   Massachusetts Financial Services Company previously filed on April 25, 2011 as exhibit 24(c)(8)(l)(vii) to Variable
                   Annuity Account's Form N-4, File Number 333-91784,
                   Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(11)(x)       Amendment No. 6 to Participation Agreement by and among
                   MFS Variable Insurance Trust, Minnesota Life Insurance
                   Company and Massachusetts Financial Services Company effective September 1, 2010 previously filed on April 25,
                   2011 as exhibit 24(c)(8)(l)(viii) to Variable Annuity
                   Account's Form N-4, File Number 333-91784, Post-Effective
                   Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(11)(xi)      Amendment No. 7 to Participation Agreement by and among MFS
                   Variable Insurance Trust, Minnesota Life Insurance Company, and Massachusetts Financial Services Company, previously filed on April 27, 2015 as exhibit 26(h)(6)(xi) to Minnesota
                   Life Individual Variable Universal Life Account's Form N-6,
                   File Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.

26(h)(11)(xii)     Amendment No. 8 to Participation Agreement by and among MFS
                   Variable Insurance Trust, Minnesota Life Insurance Company, and Massachusetts Financial Services Company, previously filed on April 27, 2015 as exhibit 26(h)(6)(xii) to Minnesota
                   Life Individual Variable Universal Life Account's Form N-6,
                   File Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.

26(h)(12)(i)       Participation Agreement as of May 1, 2000 between Franklin
                   Templeton Variable Insurance Products Trust, Franklin
                   Templeton Distributors, Inc. and Minnesota Life Insurance
                   Company, previously filed as Exhibit 27(h)(14)(i) to Registrant's Form N-6, File Number 333-96383, Post-Effective
                   Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(12)(ii)      Amendment to Participation Agreement as of May 1, 2000
                   between Franklin Templeton Variable Insurance Products Trust,
                   Franklin Templeton Distributors, Inc. and Minnesota Life
                   Insurance Company, previously filed as Exhibit 27(h)(14)(ii) to Registrant's Form N-6, File Number 333-96383, Post-
                   Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(12)(iii)     Amendment No. 2 to Participation Agreement between Franklin
                   Templeton Variable Insurance Products Trust, Franklin
                   Templeton Distributors, Inc. and Minnesota Life Insurance
                   Company, previously filed as Exhibit 27(h)(14)(iii) to Registrant's Form N-6, File Number 333-96383, Post-Effective
                   Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.

26(h)(12)(iv)      Amendment No. 3 to Participation Agreement by and among
                   Franklin Templeton Variable Insurance Products Trust,
                   Franklin Templeton Distributors, Inc., Minnesota Life
                   Insurance Company and Securian Financial Services, Inc, previously filed as Exhibit 26(h)(14)(iv) to Minnesota Life
                   Variable Life Account's Form N-6, File Number 33-3233, Post-
                   Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

26(h)(12)(v)       Amendment No. 4 to Participation Agreement among Franklin
                   Templeton Variable Insurance Products Trust,

                   Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc., previously filed as Exhibit 26(h)(14)(v) to Minnesota Life Variable Life Account's Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(12)(vi)      Amendment No. 5 to Participation Agreement among Franklin
                   Templeton Variable Insurance Products Trust,
                   Franklin/Templeton Distributors, Inc., and Minnesota Life
                   Insurance Company filed on December 20, 2006 as exhibit
                   24(c)(q)(v) to Variable Annuity Account's Form N-4, File
                   Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(12)(vii)     Rule 22c-2 Agreement between Franklin Templeton Distributors,
                   Inc. and Minnesota Life Insurance Company previously filed on
                   September 6, 2007 as exhibit 24(c)(8)(u) to Variable Annuity
                   Account's Form N-4, File Number 333-140230, Pre-Effective
                   Amendment Number 1, is hereby incorporated by reference.

26(h)(12)(viii)    Amendment No. 6 to Participation Agreement among Franklin
                   Templeton Variable Insurance Products Trust,
                   Franklin/Templeton Distributors, Inc., and Minnesota Life
                   Insurance Company, previously filed on October 4, 2007 as
                   Exhibit 24(c)(8)(m)(vi) to Variable Annuity Account's Form N-
                   4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

26(h)(12)(ix)      Amendment No. 7 to Participation Agreement dated May 1,
                   2000 among Franklin Templeton Variable Insurance Products
                   Trust, Franklin/Templeton Distributors, Inc., Minnesota
                   Life Insurance Company, and Securian Financial Services,
                   Inc.,

26(h)(12)(x)       Amendment No. 7 to Participation Agreement dated May 1,
                   2000 among Franklin Templeton Variable Insurance Products
                   Trust, Franklin/Templeton Distributors, Inc., Minnesota
                   Life Insurance Company, and Securian Financial Services,
                   Inc., previously filed as Exhibit 26(h)(12)(x) to Minnesota Life Variable Life Account's Form N-6, File
                   Number 33-3233, Post Effective Amendment Number 32, on
                   April 27, 2012, is hereby incorporated by reference.

26(h)(12)(xi)      Participation Agreement Addendum dated May 1, 2012 among
                   Franklin Templeton Variable Insurance Products Trust,
                   Franklin/Templeton Distributors, Inc., Minnesota Life
                   Insurance Company, and Securian Financial Services, Inc., previously filed as Exhibit 26(h)(12)(xi) to Minnesota
                   Life Variable Life Account's Form N-6, File Number
                   33-3233, Post Effective Amendment Number 32, on April 27,
                   2012, is hereby incorporated by reference.

26(h)(12)(xii)     Amendment No. 8 to Participation Agreement dated
                   May 1, 2000 among Franklin Templeton Variable Insurance
                   Products Trust, Franklin/Templeton Distributors, Inc.,
                   Minnesota Life Insurance Company, and Securian Financial
                   Services, Inc., previously filed as Exhibit 26(h)(12)(xii) to Minnesota Life Variable Life Account's Form N-6, File
                   Number 33-3233, Post Effective Amendment Number 34, on
                   April 24, 2013, is hereby incorporated by reference.

26(h)(12)(xiii)    Amendment No. 10 to Participation Agreement dated
                   May 1, 2000 among Franklin Templeton Variable Insurance
                   Products Trust, Franklin/Templeton Distributors, Inc.,
                   Minnesota Life Insurance Company, and Securian Financial
                   Services, Inc., previously filed as Exhibit 26(h)(12)(xiii) to Minnesota Life Variable Life Account's Form N-6, File
                   Number 33-3233, Post Effective Amendment Number 34, on
                   April 24, 2013, is hereby incorporated by reference.


26(h)(13)(i)       Participation Agreement as of September 29, 2003 between
                   Minnesota Life Insurance Company and Waddell & Reed, Inc.
                   previously filed as Exhibit 27(h)(15) to Minnesota Life
                   Variable Life Account's Form N-6, File Number 333-109853,
                   Pre-Effective Amendment Number 1, on February 19, 2004, is hereby incorporated by reference.

26(h)(13)(ii)      Amendment Number One to the Target Funds Participation
                   Agreement among Minnesota Life Insurance Company, Waddell &
                   Reed, Inc. and W&R Target Funds, Inc., previously filed as
                   Exhibit 26(h)(15)(ii) to Minnesota Life Variable Life
                   Account's Form N-6, File Number 33-64395, Post-Effective
                   Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

26(h)(13)(iii)     Shareholder Information Agreement among Ivy Funds
                   Distributor, Inc., Waddell & Reed, Inc. and Minnesota Life
                   Insurance Company, filed on April 20, 2007 as Exhibit
                   26(h)(5)(iii) to Registrant's Form N-6, File Number 33-85496,
                   Post-Effective Amendment Number 17, is hereby incorporated by reference.

26(h)(13)(iv)      Second Amendment to the Target Funds Participation Agreement
                   among Minnesota Life Insurance Company, Waddell & Reed, Inc.
                   and W&R Target Funds, Inc. previously filed as Exhibit
                   24(c)(8)(n)(ii) to Variable Annuity Account's Form N-4, File
                   Number 333-136242, Post-Effective Amendment Number 6 on
                   February 27, 2009, is hereby incorporated by reference.

26(h)(13)(v)       Third Amendment to Target Funds Participation Agreement
                   among Waddell & Reed, Inc., Ivy Funds Variable Insurance
                   Portfolios, and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit
                   24(c)(8)(n)(iii) to Variable Annuity Account's Form N-4,
                   File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(13)(vi)      Fourth Amendment to Ivy Funds Variable Insurance Portfolios
                   Participation Agreement (Excludes Products Sold Through W&R
                   Distribution System) among Minnesota Life Insurance Company,
                   Waddell & Reed, Inc., and Ivy Funds Variable Insurance
                   Portfolios, previously filed as Exhibit 26(h)(13)(vi) to Minnesota Life Variable Life Account's Form N-6, File Number
                   33-3233, Post- Effective Amendment Number 35 on April 25,
                   2014, is hereby incorporated by reference.

26(h)(14)(i)       Amendment No. 1 to Shareholder Services Agreement between
                   Minnesota Life Insurance Company and American Century
                   Investments, Inc., previously filed as Exhibit 26(h)(11)(ii) to Minnesota Life Variable Life Account's Form N-6, File
                   Number 33-64395, Post-Effective Amendment Number 13, on April
                   21, 2006, is hereby incorporated by reference.

26(h)(14)(ii)      Amendment No. 2 to Shareholder Services Agreement between
                   Minnesota Life Insurance Company and American Century
                   Investment Services, Inc. , previously filed on October 4,
                   2007 as Exhibit 24(c)(8)(k)(ii) to Variable Annuity Account's
                   Form N-4, File Number 333-136242, Post-Effective Amendment
                   Number 3, is hereby incorporated by reference.

26(h)(15)(i)       Participation Agreement among Van Kampen Life Investment
                   Trust, Van Kampen Funds, Inc., Van Kampen Asset Management,
                   Inc., and Minnesota Life Insurance Company previously filed on April 29, 2003 as Exhibit 24 (c)(z) to Variable Annuity
                   Account's Form N-4, File Number 333-91784, Post-Effective
                   Amendment Number 2, is hereby incorporated by reference.

26(h)(15)(ii)      Amendment Number one to the Agreement between Van Kampen
                   Asset Management, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(s)(i) to Variable
                   Annuity Account's Form N-4, File Number 333-136242, Pre-
                   Effective Amendment Number 2, is hereby incorporated by reference.

26(h)(15)(iii)     Amendment Number Two to Participation Agreement among
                   Minnesota Life Insurance Company, Van Kampen Life Investment
                   Trust, Van Kampen Funds, Inc. and Van Kampen Asset
                   Management, previously filed on April 27, 2010 as
                   Exhibit 26(h)(15)(iii) to Minnesota Life Variable Life Account's
                   Form N-6, File Number 33-3233, Post-Effective Amendment
                   Number 30, is hereby incorporated by reference.

26(h)(16)(i)       Van Kampen Life Investment Trust Shareholder Information
                   Agreement among Van Kampen Funds Inc., Van Kampen Life
                   Investment Trust, and Minnesota Life Insurance Agreement previously filed on September 6, 2007 as exhibit 24(c)(8)(y) to Variable Annuity Account's Form N-4, File Number 333-
                   140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

26(h)(17)(i)       Agreement among The Universal Institutional Funds, Inc.,
                   Morgan Stanley Distribution, Inc., Morgan Stanley Investment
                   Management Inc., and Minnesota Life Insurance Company , previously filed on October 4, 2007 as Exhibit 24(c)(8)(z) to Variable Annuity Account's Form N-4, File Number 333-136242,
                   Post-Effective Amendment Number 3, is hereby incorporated by reference.

26(h)(17)(ii)      Amendment Number One to Participation Agreement among
                   Minnesota Life Insurance Company, The Universal Institutional
                   Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan
                   Stanley Investment Management Inc., previously filed on
                   April 27, 2010 as Exhibit (26)(h)(17)(ii) to Minnesota Life
                   Variable Life Account's Form N-6, File Number 33-3233,
                   Post-Effective Amendment Number 30, is hereby incorporated by reference.

26(h)(17)(iii)     Second Amendment to Participation Agreement among Minnesota
                   Life Insurance Company, The Universal Institutional Funds,
                   Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley
                   Investment Management Inc., previously filed on April 27,
                   2105 as exhibit 24(b)8(y)(ii) to Variable Annuity Account's
                   Form N-4, File Number 333-182763, Post-Effective Amendment
                   Numbers 10 and 246, is hereby incorporated by reference.

26(h)(17)(iv)      Third Amendment to Participation Agreement among Minnesota
                   Life Insurance Company, The Universal Institutional Funds,
                   Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley
                   Investment Management Inc., previously filed on April 27,
                   2015 as exhibit 24(b)8(y)(iii) to Variable Annuity Account's
                   Form N-4, File Number 333-182763, Post-Effective Amendment
                   Numbers 10 and 246, is hereby incorporated by reference.

26(h)(18)(i)       Fund Participation Agreement among Minnesota Life Insurance
                   Company, Financial Investors Variable Insurance Trust, Alps
                   Advisers, Inc. and Alps Distributors, Inc. , previously filed on October 4, 2007 as Exhibit 24(c)(8)(z) to Variable Annuity

                   Account's Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

26(h)(18)(ii)      Amendment Number One to the Participation Agreement among
                   Minnesota Life Insurance Company, Financial Investors
                   Variable Insurance Trust, ALPS Advisers, Inc. and ALPS
                   Distributors, Inc. filed on February 25, 2010 as exhibit
                   24(b)(8)(aa)(i) to Variable Annuity Account's Form N-4, File
                   Number 333-136242, Post-Effective Amendments 11 and 161 is hereby incorporated by reference.

26(h)(18)(iii)     Amendment Number Two to Participation Agreement among
                   Minnesota Life Insurance Company, Financial Investors
                   Variable Insurance Trust, ALPS Advisors, Inc. and ALPS
                   Distributors, Inc., previously filed on April 27, 2010 as
                   Exhibit 26(h)(18)(iii) to Minnesota Life Variable Life
                   Account's Form N-6, File Number 33-3233, Post-Effective
                   Amendment Number 30, is hereby incorporated by reference.

26(h)(18)(iv)      Amendment Number Three to Participation Agreement among
                   Minnesota Life Insurance Company, Financial Investors
                   Variable Insurance Trust, ALPS Advisors, Inc. and ALPS
                   Distributors, Inc., previously filed as Exhibit 26(h)(18)(iv) to Minnesota Life Variable Life Account's Form N-6, File
                   Number 33-3233, Post- Effective Amendment Number 35 on April
                   25, 2014, is hereby incorporated by reference.

26(h)(18)(v)       Amendment Number Four to Participation Agreement among
                   Minnesota Life Insurance Company, Financial Investors
                   Variable Insurance Trust, ALPS Advisors, Inc. and ALPS
                   Distributors, Inc., previously filed as Exhibit 26(h)(18)(v) to Minnesota Life Variable Life Account's Form N-6, File
                   Number 33-3233, Post- Effective Amendment Number 35 on April
                   25, 2014, is hereby incorporated by reference.

26(h)(18)(vi)      Amendment Number Five to Participation Agreement among
                   Minnesota Life Insurance Company, Financial Investors
                   Variable Insurance Trust, ALPS Advisors, Inc. and ALPS
                   Distributors, Inc., previously filed as Exhibit 26(h)(18)(vi) to Minnesota Life Variable Life Account's Form N-6, File
                   Number 33-3233, Post- Effective Amendment Number 35 on April
                   25, 2014, is hereby incorporated by reference.

26(h)(19)(i)       Fund Participation Agreement among Neuberger Berman Advisers
                   Management Trust, Neuberger Berman Management Inc. and
                   Minnesota Life Insurance Company, previously filed on October
                   9, 2009 as Exhibit 24(c)(8)(cc) to Variable Annuity Account's
                   Form N-4, File Number 333-136242, Post-Effective Amendment
                   Number 8, is hereby incorporated by reference.

26(h)(20)(i)       Not applicable.

26(h)(21)(i)       Participation Agreement among Minnesota Life Insurance
                   Company, Securian Financial Services, Inc., and
                   AllianceBernstein Investments, Inc. , previously filed on
                   October 4, 2007 as Exhibit 24(c)(8)(z) to Variable Annuity
                   Account's Form N-4, File Number 333-136242, Post-Effective
                   Amendment Number 3, is hereby incorporated by reference.

26(h)(21)(ii)      Amendment Number One to Participation Agreement among
                   Minnesota Life Insurance Company, Securian Financial
                   Services, Inc., AllianceBernstein L.P. and AllianceBernstein
                   Investments, Inc., previously filed on April 27, 2010 as
                   Exhibit 26(h)(21)(ii) to Minnesota Life Variable Life
                   Account's Form N-6, File Number 33-3233, Post-Effective
                   Amendment Number 30, is hereby incorporated by reference.

26(h)(21)(iii)     Amendment Number Two to Participation Agreement among
                   Minnesota Life Insurance Company, Securian Financial
                   Services, Inc., AllianceBernstein L.P., and
                   AllianceBernstein Investments, Inc., previously filed as
                   Exhibit 26(h)(21)(iii) to Minnesota Life Variable Life
                   Account's Form N-6, File Number 33-3233, Post Effective
                   Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

26(h)(22)(i)       Participation Agreement among Minnesota Life Insurance
                   Company, PIMCO Variable Insurance Trust and Allianz Global
                   Investors Distributors LLC previously filed on April 25,
                   2011 as exhibit 24(c)(8)(ff) to Variable Annuity Account's
                   Form N-4, File Number 333-91784, Post-Effective Amendment
                   Numbers 26 and 171, is hereby incorporated by reference.

26(h)(22)(ii)      Selling Agreement for Advisor Class Shares of PIMCO
                   Variable Insurance Trust between Allianz Global Investors
                   Distributors LLC and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(dd) to Variable Annuity Account's Form N-4, File Number
                   333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(22)(iii)     PIMCO Services Agreement for Advisor Class Shares of PIMCO
                   Variable Insurance Trust between Pacific Investment
                   Management Company LLC and Minnesota Life Insurance
                   Company previously filed on April 25, 2011 as exhibit
                   24(c)(8)(ee) to Variable Annuity Account's Form N-4, File
                   Number 333-91784, Post-Effective Amendment Numbers 26 and
                   171, is hereby incorporated by reference.

26(h)(22)(iv)      Termination, New Agreements and Amendments Relating to
                   Intermediary Agreements for PIMCO Variable Insurance Trust among Allianz Global Investors Distributors LLC, PIMCO
                   Investments LLC and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(22)(iv) to Minnesota
                   Life Variable Life Account's Form N-6, File Number
                   33-3233, Post Effective Amendment Number 32, on April 27,
                   2012, is hereby incorporated by reference.

26(h)(22)(v)       Amendment to Participation Agreement among Minnesota Life
                   Insurance Company, PIMCO Variable Insurance Trust, and PIMCO
                   Investments LLC, previously filed as Exhibit 26(h)(22)(v) to Minnesota Life Variable Life Account's Form N-6, File Number
                   33-3233, Post Effective Amendment Number 34, on April 24,
                   2013, is hereby incorporated by reference.

26(h)(22)(vi)      Amendment to Selling Agreement between Minnesota Life
                   Insurance Company, and PIMCO Investments LLC, previously filed as Exhibit 26(h)(22)(vi) to Minnesota Life Variable
                   Life Account's Form N-6, File Number 33-3233, Post Effective
                   Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

26(h)(22)(vii)     Amendment No. 1 to PIMCO Services Agreement for Advisor Class
                   Shares of PIMCO Variable Insurance Trust Effective May 1,
                   2013, previously filed as Exhibit 26(h)(22)(vii) to Minnesota
                   Life Variable Life Account's Form N-6, File Number 33-3233,
                   Post Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

26(h)(22)(viii)    Second Amendment to the Participation Agreement by and among
                   PIMCO Investments LLC, PIMCO Variable Insurance Trust, and
                   Minnesota Life Insurance Company, previously filed on April
                   27, 2015 as exhibit 26(h)(8)(viii) to Minnesota Life
                   Individual Variable Universal Life Account's Form N-6, File
                   Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.

26(h)(23)(i)       Participation Agreement by and between Goldman Sachs
                   Variable Insurance Trust, Goldman, Sachs & Co., and
                   Minnesota Life Insurance Company previously filed on April
                   25, 2011 as exhibit 24(c)(8)(gg) to Variable Annuity
                   Account's Form N-4, File Number 333-91784, Post-Effective
                   Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(23)(ii)      Administrative Services Agreement between Goldman Sachs
                   Asset Management, L.P. and Minnesota Life Insurance
                   Company previously filed on April 25, 2011 as exhibit
                   24(c)(8)(hh) to Variable Annuity Account's Form N-4, File
                   Number 333-91784, Post-Effective Amendment Numbers 26 and
                   171, is hereby incorporated by reference.

26(h)(23)(iii)     Services Agreement between Goldman, Sachs & Co. and
                   Minnesota Life Insurance Company. previously filed on
                   April 25, 2011 as exhibit 24(c)(8)(ii) to Variable Annuity
                   Account's Form N-4, File Number 333-91784, Post-Effective
                   Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(23)(iv)      Amendment to Participation Agreement between Goldman Sachs
                   Variable Insurance Trust and Minnesota Life Insurance Company previously filed as Exhibit 8(dd)(i) to Variable Annuity
                   Account's Form N-4, File Number 811-4294, Post-Effective
                   Number 193, on July 20,2012, is hereby incorporated by reference.

26(h)(23)(v)       Second Amendment to Participation Agreement among Goldman
                   Sachs Variable Insurance Trust, Goldman, Sachs & Co., and
                   Minnesota Life Insurance Company, previously filed as
                   Exhibit 26(h)(23)(v) to Minnesota Life Variable Life
                   Account's Form N-6, File Number 33-3233, Post Effective
                   Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

26(h)(23)(vi)      Third Amendment to Participation Agreement among Goldman
                   Sachs Variable Insurance Trust, Goldman, Sachs & Co., and
                   Minnesota Life Insurance Company, previously filed as
                   Exhibit 26(h)(23)(vi) to Minnesota Life Variable Life
                   Account's Form N-6, File Number 33-3233, Post Effective
                   Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.

26(h)(23)(vii)     Amendment to Administrative Services Agreement Between
                   Goldman Sachs Asset Management, L.P. and Minnesota Life
                   Insurance Company, previously filed as Exhibit
                   26(h)(23)(vii) to Minnesota Life Variable Life Account's
                   Form N-6, File Number 33-3233, Post Effective Amendment
                   Number 34, on April 24, 2013, is hereby incorporated by reference.

26(h)(24)(i)       Fund Participation and Service Agreement among Minnesota
                   Life Insurance Company, American Funds Distributors, Inc.,
                   American Funds Service Company, Capital Research and
                   Management Company, and American Funds Insurance Series previously filed on April 25, 2011 as exhibit 24(c)(8)(jj) to Variable Annuity Account's Form N-4, File Number
                   333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(24)(ii)      Business Agreement among Minnesota Life Insurance Company,
                   Securian Financial Services, Inc., American Funds
                   Distributors, Inc. and Capital Research and Management
                   Company previously filed on April 25, 2011 as exhibit
                   24(c)(8)(kk) to Variable Annuity Account's Form N-4, File
                   Number 333-91784, Post-Effective Amendment Numbers 26 and
                   171, is hereby incorporated by reference.

26(h)(24)(iii)     American Funds Rule 22c-2 Agreement among American Funds
                   Service Company and Minnesota Life Insurance Company previously filed on April 25, 2011 as exhibit 24(c)(8)(ll) to Variable Annuity Account's Form N-4, File Number
                   333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

26(h)(24)(iv)      Amendment No. 1 to Fund Participation and Service Agreement
                   among Minnesota Life Insurance Company, American Funds
                   Distributors, Inc., American Funds Service Company, Capital
                   Research and Management Company, and American Funds
                   Insurance Series, previously filed as Exhibit 26(h)(24)(iv) to Minnesota Life Variable Life Account's Form N-6, File
                   Number 33-3233, Post- Effective Amendment Number 35 on April
                   25, 2014, is hereby incorporated by reference.

26(h)(24)(v)       Second Amendment to the Business Agreement by and among
                   Minnesota Life Insurance Company, Securian Financial
                   Services, Inc., American Funds Distributors, Inc., and
                   Capital Research and Management Company, previously filed as
                   Exhibit 26(h)(24)(v) to Minnesota Life Variable Life
                   Account's Form N-6, File Number 33-3233, Post-Effective
                   Amendment Number 36, on April 27, 2015, is hereby incorporated by reference.

26(i)(1)(i)        Investment Accounting Agreement between Securian Financial
                   Group, Inc. and State Street Bank and Trust Company, previously filed as Exhibit 24(c)8(q) to Variable Annuity
                   Account's Form N-4, File Number 333-91784, Post-Effective
                   Amendment Number 1, on February 25, 2003, is hereby incorporated by reference.

26(i)(1)(ii)       First Amendment to Investment Accounting Agreement between
                   Securian Financial Group, Inc. and State Street Bank and
                   Trust Company, previously filed on August 15, 2006 as Exhibit
                   26(i)(l)(b) to the Securian Life Variable Universal Life
                   Account's Form N-6, File Number 333-132009, Pre-Effective
                   Amendment Number 1, is hereby incorporated by reference.

26(i)(2)(i)        Administration Agreement between Securian Financial Group,
                   Inc. and State Street Bank and Trust Company, previously

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                   filed as Exhibit 24(c)8(r) to Variable Annuity Account's Form
                   N-4, File Number 333-91784, Post-Effective Amendment Number
                   1, on February 25, 2003, is hereby incorporated by reference.

26(i)(2)(ii)       First Amendment to Administration Agreement between Securian
                   Financial Group, Inc. and State Street Bank and Trust
                   Company, previously filed on August 15, 2006 as Exhibit
                   26(i)(2)(b) to the Securian Life Variable Universal Life
                   Account's Form N-6, File Number 333-132009, Pre-Effective
                   Amendment Number 1, is hereby incorporated by reference.

26(j)              Not Applicable.

26(k)              Opinion and Consent of Timothy E. Wuestenhagen, Esq.

26(l)              Actuarial opinion of Robert J. Ehren, FSA, CLU.

26(m)              Calculation.

26(n)              Consent of KPMG LLP, to be filed by subsequent amendment.

26(o)              Not Applicable.

26(p)              Not Applicable.

26(q) Redeemability exemption, previously filed as Exhibit 26(q) to Registrant's Form N-6, File Number 33-3233, Post-Effective Amendment Number 25 on April 20, 2007, is hereby incorporated by reference.

26(r) Minnesota Life Insurance Company - Power of Attorney to Sign Registration Statements.
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